UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-3178
                                   ------------


                           AXP DISCOVERY SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 Ameriprise Financial Center, Minneapolis, Minnesota         55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     7/31
                         --------------

Date of reporting period:    1/31
                         --------------

Semiannual Report

[RiverSource(SM) Investments Logo]

RIVERSOURCE(SM)
CORE BOND FUND

SEMIANNUAL REPORT FOR THE
PERIOD ENDED JAN. 31, 2006

> RIVERSOURCE CORE BOND FUND (FORMERLY AXP(R) CORE BOND FUND) SEEKS TO
  PROVIDE SHAREHOLDERS WITH A HIGH TOTAL RETURN THROUGH CURRENT INCOME AND CAPITAL APPRECIATION.

TABLE OF CONTENTS

Fund Snapshot.............................................3

Performance Summary.......................................4

Questions & Answers with Portfolio Management.............6

Investments in Securities.................................9

Financial Statements.....................................20

Notes to Financial Statements............................23

Fund Expenses Example....................................37

Approval of Investment Management Services Agreement.....39

Proxy Voting.............................................42

Results of Meeting of Shareholders.......................43

                [Dalbar Rated For Communications 2006 LOGO]

American Express(R) Funds'* REPORT s to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

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2 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

FUND SNAPSHOT

                     AT JAN. 31, 2006



------------------------------------------------------------------------------
PORTFOLIO MANAGERS                                                          <
------------------------------------------------------------------------------
PORTFOLIO MANAGERS                          SINCE         YEARS IN INDUSTRY
Jamie Jackson, CFA                          6/03                 17
Scott Kirby                                 6/03                 19
Tom Murphy, CFA                             6/03                 19


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FUND OBJECTIVE                                                              <
------------------------------------------------------------------------------

The Fund seeks high total return through current income and capital appreciation.

Inception dates by class
A: 6/19/03       B: 6/19/03       C: 6/19/03        I: 3/4/04       Y: 6/19/03

Ticker symbols by class
A: ACBAX         B: AB0BX         C: --             I: ABDIX        Y: --

Total net assets                                                $191.8 million

Number of holdings                                                         284

Weighted average life(1)                                             6.3 years

Effective duration(2)                                                4.2 years

Weighted average bond rating(3)                                            AAA

(1) Weighted average life measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) Effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) Weighted average bond rating represents the average credit quality of the underlying bonds in the portfolio.

------------------------------------------------------------------------------
SECTOR COMPOSITION                                                          <
------------------------------------------------------------------------------
Percentage of portfolio assets


                                                                 [PIE CHART]

Mortgage-Backed 37.0%
U.S. Government Obligations & Agencies 27.1%
Corporate Bonds* 12.6%
Short-Term Securities 11.3%
Commercial Mortgage-Backed 8.7%
Asset-Backed 1.7%
Foreign Government 1.6%

* Includes 4.6% Telecommunication, 2.2% Financials, 1.6% Consumer
  Discretionary, 1.5% Utilities, 1.2% Consumer Staples, 1.0% Health Care and 0.5% Industrials.

------------------------------------------------------------------------------
CREDIT QUALITY SUMMARY                                                      <
------------------------------------------------------------------------------
Percentage of bond portfolio assets

AAA bonds                                                                84.8%
AA bonds                                                                  1.1
A bonds                                                                   5.9
BBB bonds                                                                 8.2
Non-investment grade bonds                                                 --

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

There are risks associated with an investment in a bond fund, including the impact of interest rates and credit. These and other risk considerations are discussed in the fund's prospectus. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

Fund holdings are subject to change.

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3 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

                           PERFORMANCE COMPARISON
                For the six-month period ended Jan. 31, 2006

                                [bar graph]

RiverSource Core Bond Fund Class A (excluding sales charge) +0.63% Lehman Brothers Aggregate Bond Index (1) (unmanaged) +0.84%
Lipper Intermediate Investment Grade Index (2)  +0.80%


The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling
(800) 862-7919 or visiting www.riversource.com/funds.

(1) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Intermediate Investment Grade Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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SEC YIELDS                                                                  <
------------------------------------------------------------------------------

At Jan. 31, 2006 by class

A: 3.69%    B: 3.11%    C: 3.10%    I: 4.17%    Y: 4.03%

At Dec. 30, 2005* by class

A: 3.77%    B: 3.20%    C: 3.19%    I: 4.26%    Y: 4.12%

* The last business day of the period.

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 5 for additional performance information.



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STYLE MATRIX                                                                <
------------------------------------------------------------------------------

          [photo] Shading within the style matrix indicates areas in which the Fund generally invests.


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4 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                                                            <
--------------------------------------------------------------------------------------------------------------------------
                                    CLASS A                CLASS B                 CLASS C           CLASS I     CLASS Y
(INCEPTION DATES)                  (6/19/03)              (6/19/03)               (6/19/03)          (3/4/04)   (6/19/03)
                                                                   AFTER                  AFTER
                              NAV(1)      POP(2)      NAV(1)      CDSC(3)     NAV(1)      CDSC(4)     NAV(5)      NAV(6)
AT JAN. 31, 2006
6 months*                     +0.63%      -4.15%      +0.30%      -4.64%      +0.30%      -0.69%      +0.80%      +0.70%
1 year                        +1.29%      -3.52%      +0.59%      -4.31%      +0.58%      -0.40%      +1.58%      +1.43%
Since inception               +1.71%      -0.17%      +0.98%      -0.49%      +0.97%      +0.97%      +2.41%      +1.86%

AT DEC. 31, 2005
6 months*                     -0.27%      -5.01%      -0.58%      -5.48%      -0.59%      -1.57%      -0.11%      -0.11%
1 year                        +1.86%      -2.98%      +1.06%      -3.86%      +1.05%      +0.06%      +2.05%      +1.90%
Since inception               +1.74%      -0.20%      +1.01%      -0.51%      +1.00%      +1.00%      +2.47%      +1.89%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

* Not annualized.

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5 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

                     WITH PORTFOLIO MANAGEMENT


Following is a discussion with the portfolio management team about RiverSource Core Bond Fund's results and positioning for the six months ended Jan. 31, 2006.

At Jan. 31, 2006, approximately 75% of the Fund's shares were owned in aggregate by RiverSource Portfolio Builder Funds, a group of six asset allocation funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible RiverSource Core Bond Fund may experience relatively large purchases or redemptions from RiverSource Portfolio Builder Funds (see page 28, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Core Bond Fund may experience increased expenses as it buys and sells securities to manage transactions for RiverSource Portfolio Builder Funds. For more information on the Fund's expenses, see the discussions beginning on pages 27 and 37.

Q:   How did the Fund perform for the period?

A: For the six months ended Jan. 31, 2006, RiverSource Core Bond Fund's Class A shares (excluding sales charge) returned 0.63%, underperforming the Fund's benchmark, the unmanaged Lehman Brothers Aggregate Bond Index (Lehman Index), which gained 0.84%. The Fund's peer group, as represented by the Lipper Intermediate Investment Grade Index, returned 0.80% during the same period.

Q:   What factors most significantly affected the Fund's performance?

A: Increases in short-term interest rates and the continued flattening of the yield curve had the greatest impact on the Fund. The yield curve flattened as the difference between yields of short- and long-term securities narrowed during the period. The Federal Reserve Board (the
     Fed) raised its target for the federal funds rate, an interest rate that affects short-term rates, five times during the six months. These increases pushed the federal funds rate to 4.5% as of Jan. 31, 2006, its highest level in more than four years. As yields on short-term bonds increased, prices of these bonds declined, leading to the Fund's modestly positive returns. Given the interest rate environment, we maintained a defensive posture on duration, which can potentially help mitigate the Fund's interest rate risk during periods of rising short-term rates. Duration is a measure of the Fund's sensitivity to interest rate changes.

     In contrast, the Fed's actions had little impact on longer-term bonds. The differences between returns of short-term and long-term bonds remained relatively narrow throughout the period, even leading to a brief inversion of the yield curve, in which short-term rates were higher than long-term rates, in late December 2005.

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6 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

> GIVEN THE INTEREST RATE ENVIRONMENT, WE MAINTAINED A DEFENSIVE POSTURE ON DURATION, WHICH CAN POTENTIALLY HELP MITIGATE THE FUND'S INTEREST RATE RISK DURING PERIODS OF RISING SHORT-TERM RATES.

     Although core inflation, which is inflation minus food and energy costs, hovered close to 2% throughout the period -- a rate considered neutral by the Fed -- overall inflation accelerated partly due to rising energy costs. The hurricanes and disruption of the nation's oil infrastructure contributed to higher energy prices. This inflation acceleration benefited the Fund because of a slightly greater-than-Lehman Index position in Treasury Inflation Protected Securities (TIPS), whose interest payments are automatically adjusted to offset inflation.

     The Fund maintained lower exposure to corporate bonds in the face of a modestly negative market. However, the Fund's holdings in mortgage-backed securities underperformed Treasuries earlier in the period before stabilizing and rallying toward the end of the period. On the negative side, the strength of the U.S. dollar affected a small position in European government bonds.

Q:   What changes did you make to the Fund during the period?

A: We positioned the Fund with a slightly greater-than-Lehman Index allocation to TIPS, which contributed positively to performance. During the first half of the period, we took profits in mortgage-backed securities as returns were flat relative to U.S. Treasuries. Beginning in late October when mortgage rates stabilized, we added to our allocation and ended the period with a larger allocation to the sector relative to the Lehman Index. This turned out to be a positive change, as mortgage-backed securities had a very good month in January.

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7 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

Q:   How are you positioning the Fund going forward?

A: We believe the Fed has further room to increase short-term interest rates, based on the general health of the economy. Furthermore, we think that the new Fed Chairman, Ben Bernanke, will continue the policy direction of his predecessor, Alan Greenspan, who stepped down at the end of January 2006. Consequently, we anticipate that interest rates will continue to rise in the near term, perhaps until the federal funds rate reaches 5%, at which point the Fed may pause. As a result, we are maintaining a defensive position to potentially help mitigate the effects of rising short-term rates on the Fund's portfolio.

     We are maintaining our TIPS position because we believe that inflation will trend higher than current market estimates, thanks to solid economic growth and creeping core inflation. We remain defensive in the corporate market, instead focusing on better value among asset-backed securities. In addition, current valuations have prompted us to lighten up on mortgage-backed securities and look for opportunities to add to our allocation at more attractive levels.

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8 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES
RiverSource Core Bond Fund

JAN. 31, 2006 (UNAUDITED)
(Percentages represent value of investments compared to net assets)
------------------------------------------------------------------------------
BONDS (97.0%)
------------------------------------------------------------------------------
ISSUER                    COUPON         PRINCIPAL            VALUE(a)
                           RATE            AMOUNT

SOVEREIGN (1.7%)
Bundesrepublik Deutschland
 (European Monetary Unit)
         01-04-07           6.00%        1,551,000(c)        $1,938,766
United Kingdom Treasury
 (British Pound)
         12-07-06           7.50           739,000(c)         1,348,579
                                                            ------------
Total                                                         3,287,345
------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS & AGENCIES (29.7%)
Federal Farm Credit Bank
         10-10-08           4.25           660,000              651,916
Federal Home Loan Bank
         01-18-08           4.63         2,960,000            2,949,699
Federal Home Loan Mtge Corp
         09-15-06           3.63         1,725,000            1,713,236
         08-17-07           4.00         2,415,000            2,385,609
         06-15-08           3.88         3,305,000            3,239,098
         10-15-08           5.13         1,660,000            1,674,424
         12-19-08           4.63         1,100,000            1,095,193
         03-18-09           3.76           485,000              469,551
         07-12-10           4.13         4,121,000            4,006,766
Federal Natl Mtge Assn
         05-15-07           3.88           700,000              691,859
         01-15-08           4.63         3,790,000            3,774,024
         10-15-08           4.50         1,635,000            1,623,570
         02-15-09           3.25         1,365,000            1,306,462
         04-15-14           4.13           515,000              489,537
U.S. Treasury
         11-30-06           2.88           925,000              912,101
         06-30-07           3.63         4,485,000            4,428,063
         11-30-07           4.25         1,070,000            1,064,733
         01-15-11           4.25         1,635,000            1,619,664
         11-15-15           4.50         6,060,000            6,046,032
         08-15-23           6.25         6,463,000(k)         7,608,166
         02-15-26           6.00         6,463,000            7,500,867

U.S. Treasury Inflation-Indexed Bond
         01-15-15           1.63         1,707,948(e)         1,656,277
                                                            ------------
Total                                                        56,906,847
------------------------------------------------------------------------------

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                    COUPON         PRINCIPAL            VALUE(a)
                           RATE            AMOUNT

ASSET-BACKED (1.8%)
Aesop Funding II LLC
 Series 2004-2A Cl A1 (FGIC)
         04-20-08           2.76%         $150,000(d,j)        $146,655
AmeriCredit Automobile Receivables Trust
 Series 2005-DA Cl A3
         12-06-10           4.87           150,000              149,695
ARG Funding
 Series 2005-1A Cl A3 (MBIA)
         04-20-11           4.29           350,000(d,j)         338,685
Capital Auto Receivables Asset Trust
 Series 2004-1
         09-15-10           2.84           200,000              193,923
Capital Auto Receivables Asset Trust
 Series 2005-1 Cl A4
         07-15-09           4.05           400,000              395,352
Capital One Auto Finance Trust
 Series 2005-BSS Cl A3
         11-15-09           4.08           300,000              295,434
Carmax Auto Owner Trust
 Series 2005-1 Cl A4
         03-15-10           4.35           150,000              147,926
Countrywide Asset-Backed Certificates
 Series 2005-10 Cl AF6
         02-25-36           4.92            95,000               91,533
Franklin Auto Trust
 Series 2004-1 Cl A3 (MBIA)
         03-15-12           4.15           100,000(j)            98,562
Long Beach Auto Receivables Trust
 Series 2004-C Cl A3 (FSA)
         09-15-09           3.40           225,000(j)           222,674
Morgan Stanley Auto Loan Trust
 Series 2004-HB2 Cl A3
         03-16-09           2.94           200,000              195,715
Popular ABS Mtge Pass-Through Trust
 Series 2005-A Cl AF2
         06-25-35           4.49           170,000              166,745
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
         02-25-36           5.57           275,000              275,718

                        See accompanying notes to investments in securities.

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9 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                    COUPON         PRINCIPAL            VALUE(a)
                           RATE            AMOUNT

ASSET-BACKED (CONT.)
Residential Asset Securities
 Series 2006-KS1 Cl A2
         02-25-36           4.67%         $605,000(i)          $604,999
WFS Financial Owner Trust
 Series 2004-1 Cl D
         08-22-11           3.17           170,946              168,232
                                                            ------------
Total                                                         3,491,848
------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (9.5%)(f)
Banc of America Commercial Mtge
 Series 2005-1 Cl A4
         11-10-42           4.88           225,000              223,151
Banc of America Commercial Mtge
 Series 2005-6 Cl A4
         09-10-47           5.18           400,000              399,114
Banc of America Large Loan
 Series 2005-BOCA Cl A1
         12-15-16           4.59           224,732(d,i)         224,790
Banc of America Large Loan
 Series 2005-BOCA Cl A2
         12-15-16           4.64           150,000(d,i)         150,078
Bear Stearns Commercial Mtge Securities
 Series 2003-T10 Cl A1
         03-13-40           4.00           425,009              410,945
Bear Stearns Commercial Mtge Securities
 Series 2004-PWR5 Cl A3
         07-11-42           4.57           325,000              315,562
Bear Stearns Commercial Mtge Securities
 Series 2004-T16 Cl A3
         02-13-46           4.03           150,000              144,630
Bear Stearns Commercial Mtge Securities
 Series 2005-PW10 Cl A4
         12-11-40           5.41           325,000              327,832
Bear Stearns Commercial Mtge Securities
 Series 2005-PWR8 Cl A1
         06-11-41           4.21           417,170              409,757
Bear Stearns Commercial Mtge Securities
 Series 2005-T20 Cl E
         10-12-42           5.16           200,000              196,016
California State Teachers' Retirement System Trust
 Series 2002-C6 Cl A3
         11-20-14           4.46           164,659(d)           161,414
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A2
         11-15-30           5.68           325,000              332,108
Citigroup Commercial Mtge Trust
 Series 2005-EMG Cl A1
         09-20-51           4.15           490,718(d)           481,638
------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                    COUPON         PRINCIPAL             VALUE(a)
                           RATE            AMOUNT

COMMERCIAL MORTGAGE-BACKED (CONT.)
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl A4
         07-15-44           5.23%         $500,000             $501,222
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl ASB
         07-15-44           5.23           175,000              175,518
CS First Boston Mtge Securities
 Series 2002-CKS4 Cl A1
         11-15-36           4.49           319,180              313,184
CS First Boston Mtge Securities
 Series 2005-C5 Cl A2
         08-15-38           5.10           175,000              174,570
Federal Natl Mtge Assn #386558
         10-01-10           4.85           485,791              479,149
Federal Natl Mtge Assn #735029
         09-01-13           5.28           491,281              494,294
GE Capital Commercial Mtge
 Series 2004-C2 Cl A2
         03-10-40           4.12           150,000              145,313
GE Capital Commercial Mtge
 Series 2005-C1 Cl A5
         06-10-48           4.77           400,000              386,165
GE Capital Commercial Mtge
 Series 2005-C3 Cl A1
         07-10-45           4.59           298,168              294,695
General Electric Capital Assurance
 Series 2003-1 Cl A3
         05-12-35           4.77           525,000(d)           514,829
GMAC Commercial Mtge Securities
 Series 2004-C3 Cl A4
         12-10-41           4.55           300,000              289,893
GMAC Commercial Mtge Securities
 Series 2005-C1 Cl A1
         05-10-43           4.21           233,758              229,559
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
         06-10-36           4.88           150,000              148,050
GS Mtge Securities II
 Series 2004-GG2 Cl A4
         08-10-38           4.96           250,000              247,247
GS Mtge Securities II
 Series 2005-GG4 Cl A1
         07-10-39           4.37           363,327              357,108
JPMorgan Chase Commercial Mtge Securities
 Series 2002-CIB5 Cl A1
         10-12-37           4.37           331,626              325,333

See accompanying notes to investments in securities.

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10 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                    COUPON         PRINCIPAL             VALUE(a)
                           RATE            AMOUNT

COMMERCIAL MORTGAGE-BACKED (CONT.)
JPMorgan Chase Commercial Mtge Securities
 Series 2003-CB6 Cl A2
         07-12-37           5.26%         $100,000             $100,037
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
         10-15-37           4.13           222,045              213,817
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
         03-12-39           3.97           180,306              174,126
JPMorgan Chase Commercial Mtge Securities
 Series 2004-C2 Cl A2
         05-15-41           5.09           325,000              323,888
JPMorgan Chase Commercial Mtge Securities
 Series 2004-CBX Cl A3
         01-12-37           4.18           150,000              145,167
JPMorgan Chase Commercial Mtge Securities
 Series 2005-LDP2 Cl A1
         07-15-42           4.33           346,190              341,146
JPMorgan Chase Commercial Mtge Securities
 Series 2005-LDP5 Cl A4
         12-15-44           5.18           400,000              398,849
LB-UBS Commercial Mtge Trust
 Series 2002-C4 Cl A4
         09-15-26           4.56           200,000              194,975
LB-UBS Commercial Mtge Trust
 Series 2002-C4 Cl A5
         09-15-31           4.85           500,000              489,668
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
         03-15-29           3.97           225,000              211,957
LB-UBS Commercial Mtge Trust
 Series 2004-C4 Cl A3
         06-15-29           4.98           175,000              175,091
LB-UBS Commercial Mtge Trust
 Series 2004-C6 Cl A4
         08-15-29           4.58           300,000              291,886
LB-UBS Commercial Mtge Trust
 Series 2004-C7 Cl A2
         10-15-29           3.99           250,000              241,123
LB-UBS Commercial Mtge Trust
 Series 2004-C8 Cl A2
         12-15-29           4.20           350,000              340,295
LB-UBS Commercial Mtge Trust
 Series 2005-C3 Cl A1
         07-15-30           4.39           225,566              222,807
LB-UBS Commercial Mtge Trust
 Series 2005-C5 Cl A2
         09-15-30           4.89           300,000              297,456

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                    COUPON         PRINCIPAL             VALUE(a)
                           RATE            AMOUNT

COMMERCIAL MORTGAGE-BACKED (CONT.)
Merrill Lynch Mtge Trust
 Series 2005-CKI1 Cl A1
         11-12-37           5.08%       $1,488,795           $1,492,396
Merrill Lynch Mtge Trust
 Series 2005-MCP1 Cl A1
         06-12-43           4.22           302,348              296,881
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
         06-13-41           4.34           250,000              243,910
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
         04-14-40           4.59           250,000              242,970
Morgan Stanley Capital I
 Series 2005-IQ10 Cl A4A
         09-15-42           5.23           325,000              323,597
Morgan Stanley Capital I
 Series 2006-T21 Cl A1
         10-12-52           4.93           950,000              950,890
Morgan Stanley, Dean Witter Capital I
 Series 2002-TOP7 Cl A2
         01-15-39           5.98           400,000              415,868
Prudential Commercial Mtge Trust
 Series 2003-PWR1 Cl A1
         02-11-36           3.67           275,655              264,160
Wachovia Bank Commercial Mtge Trust
 Series 2005-C16 Cl A2
         10-15-41           4.38           350,000              340,852
Wachovia Bank Commercial Mtge Trust
 Series 2005-C18 Cl A4
         04-15-42           4.94           675,000              658,062
                                                            ------------
Total                                                        18,245,038
------------------------------------------------------------------------------

MORTGAGE-BACKED (40.7%)(f)
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2004-2 Cl 6A1
         02-25-35           5.26           241,508(g)           240,992
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-12 Cl 2A1
         03-25-36           5.74           635,031(g)           637,313
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-3 Cl 7A1
         07-25-35           5.09           177,166(g)           175,490

                        See accompanying notes to investments in securities.

------------------------------------------------------------------------------
11 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                    COUPON         PRINCIPAL             VALUE(a)
                           RATE            AMOUNT

MORTGAGE-BACKED (CONT.)
Banc of America Mtge Securities
 Collateralized Mtge Obligation
 Series 2004-F Cl B1
         07-25-34           4.13%         $197,171(g)          $191,149
Banc of America Mtge Securities
 Collateralized Mtge Obligation
 Series 2006-A Cl 3A2
         02-20-36           5.96           525,000(g)           530,722
Bank of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11 Cl 1A1
         01-25-34           6.00           132,230              131,902
Bank of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11 Cl 4A1
         01-25-19           4.75           226,480              220,039
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2004-10 Cl 13A1
         01-25-35           5.02           445,085(g)           438,910
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2004-12 Cl 3A1
         02-25-35           5.16        334,709(g)              331,757
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11T1 Cl A1
         07-25-18           4.75           202,575              196,815
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-54CB Cl 2A3
         11-25-35           5.50           384,207              380,764
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-54CB Cl 3A7
         11-25-35           5.50           388,223              383,480
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-64CB Cl 1A1
         12-25-35           5.50           820,705              818,662
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
         04-25-35           7.50           363,132              375,861
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-2CB Cl A11
         03-25-36           6.00           800,000              798,625

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                    COUPON         PRINCIPAL             VALUE(a)
                           RATE            AMOUNT

MORTGAGE-BACKED (CONT.)
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2004-12 Cl 1M
         08-25-34           4.60%         $149,639(g)          $145,443
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
         06-25-35           7.00           482,283(d)           503,167
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB1 Cl 1A1
         03-20-36           5.42           450,000(g)           449,156
CS First Boston Mtge Securities
 Collateralized Mtge Obligation
 Series 2004-AR5 Cl CB1
         06-25-34           4.39           148,228(g)           143,947
CS First Boston Mtge Securities
 Collateralized Mtge Obligation
 Series 2005-10 Cl 4A1
         11-25-35           6.50           604,674              613,504
CS First Boston Mtge Securities
 Collateralized Mtge Obligation
 Series 2005-12 Cl 3A1
         01-25-36           7.00           774,552              798,757
CS First Boston Mtge Securities
 Collateralized Mtge Obligation
 Series 2005-8 Cl 7A1
         09-25-35           7.00           799,758              818,573
Downey Savings & Loan Assn Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR5 Cl X1
         08-19-45           6.38         4,900,746(h)            68,917
Federal Home Loan Mtge Corp #A12692
         10-01-32           6.00           156,833              159,052
Federal Home Loan Mtge Corp #A13854
         09-01-33           6.00           186,660              189,698
Federal Home Loan Mtge Corp #B10254
         10-01-18           5.50           574,576              578,000
Federal Home Loan Mtge Corp #B12280
         02-01-19           5.50           320,946              322,859
Federal Home Loan Mtge Corp #C59161
         10-01-31           6.00           173,739              175,845
Federal Home Loan Mtge Corp #C77372
         03-01-33           6.00           368,485              373,729
Federal Home Loan Mtge Corp #C90613
         01-01-23           5.00           180,068              175,763

See accompanying notes to investments in securities.

------------------------------------------------------------------------------
12 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                    COUPON         PRINCIPAL             VALUE(a)
                           RATE            AMOUNT

MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp #C90683
         06-01-23           5.00%         $185,961             $181,515
Federal Home Loan Mtge Corp #C90767
         12-01-23           6.00           176,957              179,962
Federal Home Loan Mtge Corp #E74288
         12-01-13           6.00           257,605              262,537
Federal Home Loan Mtge Corp #E96903
         05-01-18           5.50           463,088              467,957
Federal Home Loan Mtge Corp #E98725
         08-01-18           5.00           211,862              209,798
Federal Home Loan Mtge Corp #G01410
         04-01-32           7.00           398,495              413,471
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
         01-15-18           6.50           226,103              235,731
         10-15-27           5.00         1,125,000            1,112,961
         06-15-28           5.00           700,000              692,617
         12-15-28           5.50           395,000              396,731
         02-15-33           5.50           199,020              200,491
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
         07-15-17           7.50           607,186(h)            69,724
         10-15-22          14.56           234,720(h)            13,573
Federal Natl Mtge Assn
         02-01-21           5.00         1,100,000(b)         1,086,250
         02-01-21           5.50         1,175,000(b)         1,181,977
         02-01-21           6.00         1,000,000(b)         1,021,562
         02-01-36           5.50         4,200,000(b)         4,154,061
         02-01-36           6.00         7,785,000(b)         7,860,422
         02-01-36           6.50         2,400,000(b)         2,460,001
Federal Natl Mtge Assn #252440
         05-01-29           7.00           305,650              317,964
Federal Natl Mtge Assn #254587
         12-01-22           5.50           752,981              752,084
Federal Natl Mtge Assn #254906
         10-01-18           4.50           309,225              301,023
Federal Natl Mtge Assn #254916
         09-01-23           5.50           572,998              572,365
Federal Natl Mtge Assn #255788
         06-01-15           5.50           899,894              907,797
Federal Natl Mtge Assn #323715
         05-01-29           6.00           580,360              587,677
Federal Natl Mtge Assn #493945
         04-01-29           6.50           152,136              157,810
Federal Natl Mtge Assn #518159
         09-01-14           7.00           561,518              579,982

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                    COUPON         PRINCIPAL             VALUE(a)
                           RATE            AMOUNT

MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #545216
         03-01-09           5.86%         $250,355             $254,394
Federal Natl Mtge Assn #545868
         08-01-32           7.00           154,291              161,087
Federal Natl Mtge Assn #555340
         04-01-33           5.50           275,693              273,922
Federal Natl Mtge Assn #555734
         07-01-23           5.00           114,429              111,752
Federal Natl Mtge Assn #555740
         08-01-18           4.50           211,907              206,236
Federal Natl Mtge Assn #555794
         09-01-28           7.50           122,375              128,469
Federal Natl Mtge Assn #582154
         05-01-31           6.50           177,419              182,267
Federal Natl Mtge Assn #597374
         09-01-31           7.00           146,676              153,774
Federal Natl Mtge Assn #611831
         02-01-31           7.50            75,183               78,856
Federal Natl Mtge Assn #615135
         11-01-16           6.00           366,938              375,080
Federal Natl Mtge Assn #646147
         06-01-32           7.00           906,855              948,344
Federal Natl Mtge Assn #650009
         09-01-31           7.50           216,874              227,467
Federal Natl Mtge Assn #652752
         07-01-17           6.50           266,103              273,451
Federal Natl Mtge Assn #654208
         10-01-32           6.50           322,567              331,320
Federal Natl Mtge Assn #661815
         10-01-32           6.00           196,424              198,886
Federal Natl Mtge Assn #662061
         09-01-32           6.50         1,251,464            1,285,421
Federal Natl Mtge Assn #667604
         10-01-32           5.50           330,426              327,568
Federal Natl Mtge Assn #677089
         01-01-33           5.50           824,862              817,728
Federal Natl Mtge Assn #678028
         09-01-17           6.00           186,632              190,780
Federal Natl Mtge Assn #681080
         02-01-18           5.00         1,364,136            1,349,991
Federal Natl Mtge Assn #681166
         04-01-32           6.50           620,046              636,987
Federal Natl Mtge Assn #683100
         02-01-18           5.50           264,440              266,507
Federal Natl Mtge Assn #683116
         02-01-33           6.00           352,581              356,649
Federal Natl Mtge Assn #689026
         05-01-33           5.50         1,497,098            1,485,587

                        See accompanying notes to investments in securities.

------------------------------------------------------------------------------
13 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                    COUPON         PRINCIPAL             VALUE(a)
                           RATE            AMOUNT

MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #689093
         07-01-28           5.50%         $156,445             $155,369
Federal Natl Mtge Assn #704005
         05-01-33           5.50         1,430,290            1,418,035
Federal Natl Mtge Assn #705655
         05-01-33           5.00           594,570              576,608
Federal Natl Mtge Assn #709093
         06-01-33           6.00           250,980              253,707
Federal Natl Mtge Assn #709901
         06-01-18           5.00           669,734              663,232
Federal Natl Mtge Assn #711503
         06-01-33           5.50           162,141              161,356
Federal Natl Mtge Assn #712057
         07-01-18           4.50           100,907               98,230
Federal Natl Mtge Assn #720006
         07-01-33           5.50           121,181              120,142
Federal Natl Mtge Assn #720378
         06-01-18           4.50           210,179              204,604
Federal Natl Mtge Assn #725232
         03-01-34           5.00         1,353,116            1,312,238
Federal Natl Mtge Assn #725425
         04-01-34           5.50         1,686,614            1,672,162
Federal Natl Mtge Assn #725431
         08-01-15           5.50           226,315              228,219
Federal Natl Mtge Assn #725684
         05-01-18           6.00           460,245              470,241
Federal Natl Mtge Assn #725719
         07-01-33           4.84           292,551(g)           287,004
Federal Natl Mtge Assn #725737
         08-01-34           4.53           274,243(g)           272,287
Federal Natl Mtge Assn #726940
         08-01-23           5.50           107,011              106,378
Federal Natl Mtge Assn #735057
         01-01-19           4.50           182,259              177,425
Federal Natl Mtge Assn #735160
         12-01-34           4.34           210,780(g)           207,087
Federal Natl Mtge Assn #743347
         10-01-33           6.00           129,075              130,962
Federal Natl Mtge Assn #743579
         11-01-33           5.50           391,551              388,196
Federal Natl Mtge Assn #749745
         11-01-18           4.50         1,153,289            1,122,699
Federal Natl Mtge Assn #753074
         12-01-28           5.50           263,881              262,067
Federal Natl Mtge Assn #757581
         01-01-19           5.50         1,332,840            1,341,669
Federal Natl Mtge Assn #765760
         02-01-19           5.00           320,151              316,831

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                    COUPON         PRINCIPAL             VALUE(a)
                           RATE            AMOUNT

MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #768296
         01-01-19           6.00%         $483,898             $494,665
Federal Natl Mtge Assn #790759
         09-01-34           4.81           595,736(g)           592,344
Federal Natl Mtge Assn #794958
         10-01-19           6.00           823,177              841,242
Federal Natl Mtge Assn #811925
         04-01-35           4.92           410,080(g)           408,860
Federal Natl Mtge Assn #815264
         05-01-35           5.26           939,006(g)           938,832
Federal Natl Mtge Assn #821378
         05-01-35           5.03           391,282(g)           391,323
Federal Natl Mtge Assn #829227
         08-01-35           6.00         1,901,381            1,920,733
Federal Natl Mtge Assn #845070
         12-01-35           5.10           497,867(g)           495,915
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
         12-25-26           8.00            49,596               52,418
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
         12-25-22           8.27           175,986(h)            25,833
         12-25-31           0.00           311,539(h)            52,011
First Horizon Alternative Mtge Securities
 Collateralized Mtge Obligation
 Series 2004-AA4 Cl A1
         10-25-34           5.40           215,424(i)           217,229
First Horizon Alternative Mtge Securities
 Collateralized Mtge Obligation
 Series 2005-AA2 Cl 2A1
         04-25-35           5.40           336,556(i)           338,357
First Horizon Alternative Mtge Securities
 Collateralized Mtge Obligation
 Series 2005-AA3 Cl 3A1
         05-25-35           5.39           358,721(i)           358,549
First Horizon Alternative Mtge Securities
 Collateralized Mtge Obligation
 Series 2005-AA4 Cl B1
         06-25-35           5.37           409,524              411,174
Govt Natl Mtge Assn #567717
         06-15-32           7.50            20,925               22,032
Govt Natl Mtge Assn #604708
         10-15-33           5.50           132,568              133,333
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-16 Cl 3A1B
         01-19-36           4.82           671,652(g)           671,649

See accompanying notes to investments in securities.

------------------------------------------------------------------------------
14 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                    COUPON         PRINCIPAL             VALUE(a)
                           RATE            AMOUNT

MORTGAGE-BACKED (CONT.)
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR8 Cl AX1
         04-25-35           4.50%      $10,526,814(h)          $116,782
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-AR3 Cl 3A1
         04-25-35           5.32           205,498(g)           204,566
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-AR25 Cl 1A21
         12-25-35           5.91           492,841(g)           495,536
Master Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2004-5 Cl B1
         07-25-34           4.41           172,286(g)           169,316
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-2 Cl 4A1
         02-25-19           5.00           534,754              529,908
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-4 Cl 2A1
         05-25-34           6.00           193,829              194,823
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-7 Cl 8A1
         08-25-19           5.00           212,659              209,518
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-8 Cl 7A1
         09-25-19           5.00           302,019              297,550
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2005-3 Cl 1A2
         04-25-35           5.50           950,000              929,309
Structured Adjustable Rate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2004-5 Cl B1
         05-25-34           4.60           174,229(g)           169,972
Structured Asset Securities
 Collateralized Mtge Obligation
 Series 2003-33H Cl 1A1
         10-25-33           5.50           547,507              536,739

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                    COUPON         PRINCIPAL             VALUE(a)
                           RATE            AMOUNT

MORTGAGE-BACKED (CONT.)
Washington Mutual
 Collateralized Mtge Obligation
 Series 2003-AR10 Cl A7
         10-25-33           4.07%         $425,000(g)          $412,547
Washington Mutual
 Collateralized Mtge Obligation
 Series 2004-CB2 Cl 6A
         07-25-19           4.50           147,270              141,337
Washington Mutual
 Collateralized Mtge Obligation
 Series 2005-AR17 Cl A1C1
         12-25-45           4.72           365,648(g)           365,648
Washington Mutual
 Collateralized Mtge Obligation
 Series 2005-AR8 Cl 2AB1
         07-25-45           4.78           601,876(g)           600,647
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-10 Cl A1
         10-25-35           5.00         1,908,846            1,833,809
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-5 Cl 2A1
         05-25-35           5.50           798,925              785,443
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-AR1 Cl 1A1
         02-25-35           4.55           553,843(g)           545,779
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-AR16 Cl 6A3
         10-25-35           5.00           451,523(g)           445,454
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-AR4 Cl B1
         04-25-35           4.57           149,305(g)           143,969
                                                            ------------
Total                                                        77,811,356
------------------------------------------------------------------------------

AUTOMOTIVE (0.1%)
DaimlerChrysler NA Holding
         11-15-13           6.50           145,000              150,268
------------------------------------------------------------------------------

BANKING (1.3%)
Banknorth Group
 Sr Nts
         05-01-08           3.75           605,000              589,240
HSBC Bank USA
 Sub Nts
         08-15-35           5.63           885,000              858,348

                        See accompanying notes to investments in securities.

------------------------------------------------------------------------------
15 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                    COUPON         PRINCIPAL             VALUE(a)
                           RATE            AMOUNT

BANKING (CONT.)
Wachovia Capital Trust III
 Bank Guaranteed
         03-15-36           5.80%         $355,000(b)          $355,719
Washington Mutual
         09-15-17           5.25           810,000              777,302
                                                            ------------
Total                                                         2,580,609
------------------------------------------------------------------------------

BROKERAGE (0.4%)
Morgan Stanley
         10-15-15           5.38           750,000              744,452
------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.3%)
Tyco Intl Group
         02-15-11           6.75           605,000(c)           641,885
------------------------------------------------------------------------------

ELECTRIC (1.4%)
Consumers Energy
 1st Mtge
         02-15-17           5.15           435,000              418,030
Dayton Power & Light
 1st Mtge
         10-01-13           5.13           560,000(k)           553,541
Detroit Edison
 1st Mtge
         10-01-37           5.70           195,000              188,716
Dominion Resources
 Sr Unsecured
 Series C
         07-15-15           5.15           315,000              302,933
Exelon
         06-15-10           4.45           310,000              299,900
         06-15-15           4.90           115,000              109,275
Pacific Gas & Electric
         03-01-34           6.05           295,000              301,638
PacifiCorp
 1st Mtge
         06-15-35           5.25           185,000              170,814
PSI Energy
         10-15-35           6.12           405,000              406,282
                                                            ------------
Total                                                         2,751,129
------------------------------------------------------------------------------

FOOD AND BEVERAGE (1.3%)
Kraft Foods
         06-01-12           6.25         1,230,000            1,285,300
Kraft Foods
 Sr Unsecured
         11-01-11           5.63         1,210,000            1,227,799
                                                            ------------
Total                                                         2,513,099
------------------------------------------------------------------------------

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                    COUPON         PRINCIPAL            VALUE(a)
                           RATE            AMOUNT

GAS PIPELINES (0.2%)
Kinder Morgan Finance
         01-05-16           5.70%         $340,000(d)          $340,008
------------------------------------------------------------------------------

HEALTH CARE (0.8%)
Cardinal Health
         06-15-15           4.00           895,000              798,912
         12-15-17           5.85           255,000              258,246
WellPoint
         01-15-11           5.00           535,000              531,048
                                                            ------------
Total                                                         1,588,206
------------------------------------------------------------------------------

MEDIA CABLE (1.0%)
Comcast
         03-15-11           5.50         2,000,000            2,003,160
------------------------------------------------------------------------------

MEDIA NON CABLE (0.4%)
News America
         12-15-34           6.20           455,000              444,214
         12-15-35           6.40           395,000(d)           393,342
                                                            ------------
Total                                                           837,556
------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.6%)
Residential Capital
 Sr Unsecured
         06-30-10           6.38         1,180,000            1,209,581
------------------------------------------------------------------------------

PHARMACEUTICALS (0.3%)
Merck & Co
         02-15-13           4.38           270,000              255,003
         03-01-15           4.75           325,000              309,224
                                                            ------------
Total                                                           564,227
------------------------------------------------------------------------------

PROPERTY & CASUALTY (0.1%)
Marsh & McLennan Companies
 Sr Unsecured
         09-15-15           5.75           190,000              190,276
------------------------------------------------------------------------------

RETAILERS (0.6%)
CVS
         09-15-09           4.00           170,000              163,181
         09-15-14           4.88           430,000              411,442
May Department Stores
         07-15-34           6.70           570,000              599,188
                                                            ------------
Total                                                         1,173,811
------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.2%)
ERAC USA Finance
         05-01-15           5.60           235,000(d)           233,776
         11-15-15           5.90            70,000(d)            71,169
                                                            ------------
Total                                                           304,945
------------------------------------------------------------------------------

See accompanying notes to investments in securities.

------------------------------------------------------------------------------
16 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                    COUPON         PRINCIPAL             VALUE(a)
                           RATE            AMOUNT

WIRELESS (1.0%)
Nextel Communications
 Sr Nts Series F
         03-15-14           5.95%       $1,350,000           $1,359,579
US Cellular
 Sr Nts
         12-15-33           6.70           495,000              486,611
                                                            ------------
Total                                                         1,846,190
------------------------------------------------------------------------------
WIRELINES (3.6%)
Sprint Capital
         01-30-11           7.63           540,000              594,086
         11-15-28           6.88           190,000              205,856
Telecom Italia Capital
         10-01-15           5.25            65,000(c)            62,337
         11-15-33           6.38           875,000(c)           864,679
TELUS
         06-01-11           8.00         1,602,500(c)         1,790,331
Verizon Pennsylvania
 Series A
         11-15-11           5.65         3,450,000            3,439,167
                                                            ------------
Total                                                         6,956,456
------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $188,147,499)                                       $186,138,292
------------------------------------------------------------------------------


------------------------------------------------------------------------------
SHORT-TERM SECURITIES (12.4%)
------------------------------------------------------------------------------
                                          AMOUNT
ISSUER                   EFFECTIVE      PAYABLE AT             VALUE(a)
                           YIELD         MATURITY

COMMERCIAL PAPER
Barton Capital
         02-09-06           4.38%       $6,100,000(l)        $6,093,320
Dexia Delaware LLC
         02-06-06           4.31         4,100,000            4,097,055
Falcon Asset Securitization
         02-13-06           4.38         5,000,000(l)         4,992,110
Nieuw Amsterdam
         02-01-06           4.48         2,800,000(l)         2,799,652
Old Line Funding
         02-13-06           4.43         5,800,000(l)         5,790,742
------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $23,775,779)                                         $23,772,879
------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $211,923,278)(m)                                    $209,911,171
==============================================================================

                        See accompanying notes to investments in securities.

------------------------------------------------------------------------------
17 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Jan. 31, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $18,192,476.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Jan. 31, 2006, the value of foreign securities represented 3.5% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Jan. 31, 2006, the value of these securities amounted to $3,559,551 or 1.9% of net assets.

(e) U.S. Treasury inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Jan. 31, 2006.

(h) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Jan. 31, 2006.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Jan. 31, 2006.

(j) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

     FGIC -- Financial Guaranty Insurance Company
     FSA -- Financial Security Assurance
     MBIA -- MBIA Insurance Corporation

(k) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

     TYPE OF SECURITY                                        NOTIONAL AMOUNT
     -----------------------------------------------------------------------
     PURCHASE CONTRACTS
     U.S. Long Bond, March 2006, 20-year                          $1,000,000
     U.S. Treasury Note, April 2006, 2-year                          200,000
     SALE CONTRACTS
     U.S. Treasury Note, March 2006, 5-year                        2,700,000
     U.S. Treasury Note, March 2006, 10-year                         400,000

------------------------------------------------------------------------------
18 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES (CONTINUED)
------------------------------------------------------------------------------

(l) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Jan. 31, 2006, the value of these securities amounted to $19,675,824 or 10.3% of net assets.

(m) At Jan. 31, 2006, the cost of securities for federal income tax purposes was approximately $211,923,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                  $    338,000
     Unrealized depreciation                                    (2,350,000)
     ----------------------------------------------------------------------
     Net unrealized depreciation                               $(2,012,000)
     ----------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling
      1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


------------------------------------------------------------------------------
19 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
RiverSource Core Bond Fund

JAN. 31, 2006 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)
  (identified cost $211,923,278)                                                                  $209,911,171
Cash in bank on demand deposit                                                                          65,789
Foreign currency holdings (identified cost $128,088) (Note 1)                                          129,232
Capital shares receivable                                                                               44,096
Dividends and accrued interest receivable                                                            1,421,727
Receivable for investment securities sold                                                            1,004,826
Unrealized appreciation on foreign currency contracts held, at value (Note 7)                            2,058
---------------------------------------------------------------------------------------------------------------
Total assets                                                                                       212,578,899
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------------
Dividends payable to shareholders                                                                      111,827
Capital shares payable                                                                                 120,557
Payable for investment securities purchased                                                          2,227,071
Payable for securities purchased on a forward-commitment basis (Note 1)                             18,192,476
Unrealized depreciation on swap transactions, at value (Note 6)                                         15,689
Accrued investment management services fee                                                               2,837
Accrued distribution fee                                                                                   603
Accrued transfer agency fee                                                                                 92
Accrued administrative services fee                                                                        368
Other accrued expenses                                                                                  62,992
---------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                   20,734,512
---------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                $191,844,387
===============================================================================================================
---------------------------------------------------------------------------------------------------------------
REPRESENTED BY
---------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                                          $    199,985
Additional paid-in capital                                                                         194,484,917
Excess of distributions over net investment income                                                     (18,337)
Accumulated net realized gain (loss) (Note 9)                                                         (807,358)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies (Notes 5 and 7)                (2,014,820)
---------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                          $191,844,387
===============================================================================================================
Net assets applicable to outstanding shares:               Class A                                $ 34,634,012
                                                           Class B                                $ 12,778,521
                                                           Class C                                $    543,236
                                                           Class I                                $143,787,643
                                                           Class Y                                $    100,975
Net asset value per share of outstanding capital stock:    Class A shares      3,607,326          $       9.60
                                                           Class B shares      1,330,174          $       9.61
                                                           Class C shares         56,533          $       9.61
                                                           Class I shares     14,993,957          $       9.59
                                                           Class Y shares         10,519          $       9.60
---------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statement



------------------------------------------------------------------------------
20 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS
RiverSource Core Bond Fund

SIX MONTHS ENDED JAN. 31, 2006 (UNAUDITED)
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------------
Income:
Interest                                                                                $4,083,894
---------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                         491,208
Distribution fee
   Class A                                                                                  45,679
   Class B                                                                                  63,293
   Class C                                                                                   2,984
Transfer agency fee                                                                         39,040
Incremental transfer agency fee
   Class A                                                                                   2,719
   Class B                                                                                   1,805
   Class C                                                                                      88
Service fee -- Class Y                                                                          51
Administrative services fees and expenses                                                   59,028
Compensation of board members                                                                4,934
Custodian fees                                                                              41,490
Printing and postage                                                                        20,820
Registration fees                                                                           23,371
Audit fees                                                                                  10,000
Other                                                                                        3,891
---------------------------------------------------------------------------------------------------
Total expenses                                                                             810,401
  Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)        (122,511)
---------------------------------------------------------------------------------------------------
                                                                                           687,890
  Earnings credits on cash balances (Note 2)                                                (1,564)
---------------------------------------------------------------------------------------------------
Total net expenses                                                                         686,326
---------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                          3,397,568
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
  Security transactions (Note 3)                                                          (866,019)
  Foreign currency transactions                                                             (1,929)
  Futures contracts                                                                        373,574
  Swap transactions                                                                           (852)
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                   (495,226)
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                    (1,496,199)
---------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                   (1,991,425)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                         $1,406,143
==================================================================================================
See accompanying notes to financial statements.

------------------------------------------------------------------------------
21 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS
RiverSource Core Bond Fund
                                                                   JAN. 31, 2006      JULY 31, 2005
                                                                  SIX MONTHS ENDED     YEAR ENDED
                                                                    (UNAUDITED)
----------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
----------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                     $  3,397,568      $  5,059,912
Net realized gain (loss) on investments                                 (495,226)        1,390,069
Net change in unrealized appreciation (depreciation) on investments
 and on translation of assets and liabilities in foreign currencies   (1,496,199)           23,716
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations        1,406,143         6,473,697
----------------------------------------------------------------------------------------------------
Distributions to shareholders from:
    Net investment income
        Class A                                                         (656,642)       (1,955,904)
        Class B                                                         (175,168)         (250,538)
        Class C                                                           (8,220)          (11,398)
        Class I                                                       (2,613,958)       (2,987,931)
        Class Y                                                           (1,914)           (1,757)
    Net realized gain
        Class A                                                          (10,474)               --
        Class B                                                           (3,920)               --
        Class C                                                             (158)               --
        Class I                                                          (42,743)               --
        Class Y                                                              (30)               --
----------------------------------------------------------------------------------------------------
Total distributions                                                   (3,513,227)       (5,207,528)
----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
----------------------------------------------------------------------------------------------------
Proceeds from sales
    Class A shares (Note 2)                                           10,193,531        18,889,670
    Class B shares                                                     3,794,922         7,237,835
    Class C shares                                                       102,561           426,582
    Class I shares                                                    30,395,029        55,083,468
    Class Y shares                                                            --            90,010
Reinvestment of distributions at net asset value
    Class A shares                                                       550,725           765,036
    Class B shares                                                       160,928           234,575
    Class C shares                                                         7,544            10,757
    Class I shares                                                     2,581,613         2,996,803
    Class Y shares                                                         1,714             1,426
Payments for redemptions
    Class A shares                                                   (15,630,848)      (45,856,136)
    Class B shares (Note 2)                                           (2,993,661)       (3,754,245)
    Class C shares (Note 2)                                             (154,744)         (229,090)
    Class I shares                                                      (693,852)       (8,420,186)
    Class Y shares                                                            --           (20,889)
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions     28,315,462        27,455,616
----------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               26,208,378        28,721,785
Net assets at beginning of period                                    165,636,009       136,914,224
----------------------------------------------------------------------------------------------------
Net assets at end of period                                         $191,844,387      $165,636,009
====================================================================================================
Undistributed (excess of distributions over) net investment income  $    (18,337)     $     39,997
----------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.

------------------------------------------------------------------------------
22 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RiverSource Core Bond Fund (formerly AXP Core Bond Fund)

(Unaudited as to Jan. 31, 2006)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Discovery Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Discovery Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. Although the Fund is not an index fund, it invests primarily in securities like those included in the Lehman Brothers Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds and mortgage- and asset-backed securities.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o    Class B shares may be subject to a contingent deferred sales charge
     (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Jan. 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial), IDS Life Insurance Company and the RiverSource Portfolio Builder Funds owned 100% of Class I shares, which represents 74.95% of the Fund's net assets.

At Jan. 31, 2006, Ameriprise Financial, IDS Life Insurance Company and the RiverSource Portfolio Builder Funds owned approximately 75% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

------------------------------------------------------------------------------
23 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the Board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Jan. 31, 2006, the Fund has entered into outstanding when-issued securities of $18,192,476.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

------------------------------------------------------------------------------
24 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Jan. 31, 2006, foreign currency holdings consisted of European monetary units and British pounds.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

FORWARD SALE COMMITMENTS
The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed

------------------------------------------------------------------------------
25 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT in the "Notes to investments in securities." At Jan. 31, 2006, the Fund had no outstanding forward sale commitments.

TOTAL RETURN SWAP TRANSACTIONS
Certain Funds may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Fund.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar period.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

------------------------------------------------------------------------------
26 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES
Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.54% to 0.415% annually as the Fund's assets increase. On Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement. Effective March 1, 2006, the management fee percentage of the Fund's average daily net assets will decline from 0.54% to 0.29% annually as the Fund's assets increase.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase. Prior to Oct. 1, 2005 the fee percentage of the Fund's average daily net assets declined from 0.05% to 0.025% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o Class A $20.50

o Class B $21.50

o Class C $21.00

o Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

------------------------------------------------------------------------------
27 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $88,781 for Class A, $10,798 for Class B and $3 for Class C for the six months ended Jan. 31, 2006.

For the six months ended Jan. 31, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 0.91% for Class A, 1.67% for Class B, 1.67% for Class C, 0.62% for Class I and 0.75% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $25,487, $9,197, $421 and $64, respectively, and the management fees waived at the Fund level were $87,342. Under this agreement, which was effective until Feb. 28, 2006, net expenses would not exceed 0.89% for Class A, 1.650% for Class B, 1.66% for Class C, 0.59% for Class I and 0.73% for Class Y of the Fund's average daily net assets. Effective as of March 1, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until July 31, 2006, unless sooner terminated at the discretion of the Board, such that net expenses will not exceed 0.89% for Class A, 1.65% for Class B, 1.66% for Class C, 0.54% for Class I and 0.73% for Class Y of the Fund's average daily net assets.

During the six months ended Jan. 31, 2006, the Fund's custodian and transfer agency fees were reduced by $1,564 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $286,822,620 and $254,519,097, respectively, for the six months ended Jan. 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                                         SIX MONTHS ENDED JAN. 31, 2006
                                            CLASS A      CLASS B     CLASS C   CLASS I       CLASS Y
-----------------------------------------------------------------------------------------------------
      Sold                                 1,056,012     392,758     10,585   3,155,117          --
      Issued for reinvested distributions     57,163      16,695        782     268,320         178
      Redeemed                            (1,613,359)   (309,504)   (16,074)    (72,187)         --
-----------------------------------------------------------------------------------------------------
      Net increase (decrease)               (500,184)     99,949     (4,707)  3,351,250         178
-----------------------------------------------------------------------------------------------------

                                                            YEAR ENDED JULY 31, 2005
                                            CLASS A      CLASS B     CLASS C   CLASS I       CLASS Y
-----------------------------------------------------------------------------------------------------
      Sold                                 1,935,157     741,452     43,693   5,643,864       9,213
      Issued for reinvested distributions     78,326      24,015      1,101     307,162         146
      Redeemed                            (4,698,939)   (384,565)   (23,508)   (862,057)     (2,140)
-----------------------------------------------------------------------------------------------------
      Net increase (decrease)             (2,685,456)    380,902     21,286   5,088,969       7,219
-----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
28 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

5. INTEREST RATE FUTURES CONTRACTS
At Jan. 31, 2006, investments in securities included securities valued at $96,915 that were pledged as collateral to cover initial margin deposits on 11 open purchase contracts and 31 open sale contracts. The notional market value of the open purchase contracts at Jan. 31, 2006 was $1,333,281 with a net unrealized gain of $2,847. The notional market value of the open sale contracts at Jan. 31, 2006 was $3,288,578 with a net unrealized gain of $6,788. See "Summary of significant accounting policies" and "Notes to investments in securities."

6. SWAP CONTRACTS
At Jan. 31, 2006, the Fund had the following open total return swap contracts:

                                                                                         UNREALIZED
                                                       TERMINATION     NOTIONAL         APPRECIATION
                                                          DATE         PRINCIPAL       (DEPRECIATION)
------------------------------------------------------------------------------------------------------
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.35%.
Counterparty: Citigroup                                  2/1/06       $1,300,000          $ (8,819)
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.25%.
Counterparty: Citigroup                                  5/1/06        1,000,000            (6,870)
------------------------------------------------------------------------------------------------------
Total                                                                                     $(15,689)
------------------------------------------------------------------------------------------------------

7. FORWARD FOREIGN CURRENCY CONTRACTS
At Jan. 31, 2006, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

EXCHANGE DATE      CURRENCY TO               CURRENCY TO         UNREALIZED          UNREALIZED
                  BE DELIVERED               BE RECEIVED        APPRECIATION        DEPRECIATION
-------------------------------------------------------------------------------------------------
Feb. 3, 2006           290,640                   163,954           $1,000               $--
                   U.S. Dollar             British Pound

Feb. 3, 2006           388,438                   320,547            1,058                --
                   U.S. Dollar    European Monetary Unit

-------------------------------------------------------------------------------------------------
Total                                                              $2,058               $--
-------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
29 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

8. BANK BORROWINGS
The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2006.

9. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund had a capital loss carry-over of $138,430 at July 31, 2005, that if not offset by capital gains will expire in 2014. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS
In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing

------------------------------------------------------------------------------
30 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal or arbitration proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal or arbitration proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

------------------------------------------------------------------------------
31 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

11. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

CLASS A
----------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                                2006(h)     2005      2004       2003(b)
Net asset value, beginning of period                                       $9.72       $9.62     $9.49      $9.94
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                 .17         .31       .26        .02
Net gains (losses) (both realized and unrealized)                           (.11)        .11       .13       (.45)
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             .06         .42       .39       (.43)
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                        (.18)       (.32)     (.26)      (.02)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $9.60       $9.72     $9.62      $9.49
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                      $35         $40       $65        $51
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                         .91%(e)     .94%      .97%       .96%(e)
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets           3.56%(e)    3.09%     2.61%      1.80%(e)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                    152%        313%      310%        46%
----------------------------------------------------------------------------------------------------------------------
Total return(f)                                                              .63%(g)    4.32%     4.06%     (4.31%)(g)
----------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.14% for the six months ended Jan. 31, 2006 and 1.04%, 1.06% and 2.56% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2006 (Unaudited).

------------------------------------------------------------------------------
32 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

CLASS B
----------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                                 2006(h)    2005      2004       2003(b)
Net asset value, beginning of period                                        $9.72      $9.62     $9.50      $9.94
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                  .13        .23       .18        .01
Net gains (losses) (both realized and unrealized)                            (.10)       .11       .12       (.44)
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .03        .34       .30       (.43)
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                         (.14)      (.24)     (.18)      (.01)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $9.61      $9.72     $9.62      $9.50
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                       $13        $12        $8         $2
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                        1.67%(e)   1.69%     1.74%      1.73%(e)
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets           2.82%(e)   2.39%     1.87%      1.37%(e)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                    152%       313%      310%        46%
----------------------------------------------------------------------------------------------------------------------
Total return(f)                                                              .30%(g)   3.56%     3.18%     (4.28%)(g)
----------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.91% for the six months ended Jan. 31, 2006 and 1.83%, 1.83% and 3.32% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2006 (Unaudited).

------------------------------------------------------------------------------
33 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

CLASS C
----------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                                2006(h)     2005      2004       2003(b)
Net asset value, beginning of period                                       $9.72       $9.62     $9.50      $9.94
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                 .13         .23       .18        .01
Net gains (losses) (both realized and unrealized)                           (.11)        .11       .12       (.44)
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             .02         .34       .30       (.43)
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                        (.13)       (.24)     (.18)      (.01)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $9.61       $9.72     $9.62      $9.50
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                       $1          $1       $--        $--
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                       1.67%(e)    1.69%     1.72%      1.64%(e)
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets          2.80%(e)    2.40%     1.88%      1.51%(e)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                   152%        313%      310%        46%
----------------------------------------------------------------------------------------------------------------------
Total return(f)                                                             .30%(g)    3.55%     3.17%     (4.28%)(g)
----------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.91% for the six months ended Jan. 31, 2006 and 1.84%, 1.81% and 3.32% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2006 (Unaudited).

------------------------------------------------------------------------------
34 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

CLASS I
-----------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                                2006(h)     2005      2004(b)
Net asset value, beginning of period                                       $9.71       $9.61     $9.79
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                 .19         .33       .12
Net gains (losses) (both realized and unrealized)                           (.12)        .11      (.18)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                                             .07         .44      (.06)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                        (.19)       (.34)     (.12)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $9.59       $9.71     $9.61
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                     $144        $113       $63
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                        .62%(e)      .70      .70%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets          3.88%(e)     3.42%    3.03%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                   152%         313%     310%
-----------------------------------------------------------------------------------------------------------
Total return(f)                                                             .80%(g)     4.58%    (.72%)(g)
-----------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 0.72% for the six months ended Jan. 31, 2006 and 0.72% and 0.73% for the periods ended July 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2006 (Unaudited).

------------------------------------------------------------------------------
35 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

CLASS Y
---------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                               2006(h)      2005      2004       2003
Net asset value, beginning of period                                       $9.72       $9.62     $9.49      $9.94
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                 .18         .32       .27        .02
Net gains (losses) (both realized and unrealized)                           (.12)        .11       .13       (.45)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             .06         .43       .40       (.43)
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                        (.18)       (.33)     (.27)      (.02)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $9.60       $9.72     $9.62      $9.49
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                      $--         $--       $--        $--
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                        .75%(e)     .78%      .80%       .82%(e)
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets          3.73%(e)    3.36%     2.78%      2.01%(e)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                   152%        313%      310%        46%
---------------------------------------------------------------------------------------------------------------------
Total return(f)                                                             .70%(g)    4.49%     4.23%     (4.30%)(g)
---------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 0.97% for the six months ended Jan. 31, 2006 and 0.92%, 0.89% and 2.40% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Jan. 31, 2006 (Unaudited).

------------------------------------------------------------------------------
36 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLE
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Jan. 31, 2006.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------------------------------------------------------------------------------
37 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

                                                          BEGINNING         ENDING          EXPENSES
                                                        ACCOUNT VALUE    ACCOUNT VALUE     PAID DURING     ANNUALIZED
                                                         AUG. 1, 2005    JAN. 31, 2006    THE PERIOD(A)   EXPENSE RATIO

Class A
    Actual(b)                                               $1,000         $1,006.30         $4.65(c)        .91%
    Hypothetical (5% return before expenses)                $1,000         $1,020.84         $4.69(c)        .91%
Class B
    Actual(b)                                               $1,000         $1,003.00         $8.52(c)       1.67%
    Hypothetical (5% return before expenses)                $1,000         $1,016.97         $8.58(c)       1.67%
Class C
    Actual(b)                                               $1,000         $1,003.00         $8.52(c)       1.67%
    Hypothetical (5% return before expenses)                $1,000         $1,016.97         $8.58(c)       1.67%
Class I
    Actual(b)                                               $1,000         $1,008.00         $3.17(c)        .62%
    Hypothetical (5% return before expenses)                $1,000         $1,022.32         $3.19(c)        .62%
Class Y
    Actual(b)                                               $1,000         $1,007.00         $3.84(c)        .75%
    Hypothetical (5% return before expenses)                $1,000         $1,021.66         $3.86(c)        .75%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(b)  Based on the actual return for the six months ended Jan. 31, 2006:
     +0.63% for Class A, +0.30% for Class B, +0.30% for Class C, +0.80% for Class I and +0.70% for Class Y.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. Effective as of March 1, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until July 31, 2006, unless sooner terminated at the discretion of the Board, such that net expenses will not exceed 0.89% for Class A; 1.65% for Class B; 1.66% for Class C; 0.54% for Class I and 0.73% for Class Y of the Fund's average daily net assets. In addition, on Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement. If the revised fee schedules under the Administrative Services Agreement, the Investment Management Services Agreement and the cap/fee waiver agreement had been in place for the entire six-month period ended Jan. 31, 2006, the actual expenses paid would have been $4.55 for Class A, $8.42 for Class B, $8.47 for Class C, $2.76 for Class I and $3.73 for Class Y; the hypothetical expenses paid would have been $4.58 for Class A, 8.48 for Class B, $8.53 for Class C, $2.78 for Class I and $3.76 for Class Y.

------------------------------------------------------------------------------
38 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly, American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND
This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds,

------------------------------------------------------------------------------
39 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express
Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). At a meeting of the Fund's shareholders held on Feb. 15, 2006, shareholders approved the New IMS Agreement. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT
In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

Nature, Extent and Quality of Services to be Provided by Post-Spin Ameriprise Financial (and Its Subsidiaries)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and
(iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

------------------------------------------------------------------------------
40 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

INVESTMENT PERFORMANCE
The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that although investment performance in 2004 was below median, it was consistent with the management style of the Fund in light of market conditions in 2004.

The Board also considered that it had been receiving monthly performance REPORTs for the Fund and that there had been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED
The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees and that advisory fees under the New IMS Agreement would decrease. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also REPORTed that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

------------------------------------------------------------------------------
41 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

ECONOMIES OF SCALE
The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

OTHER CONSIDERATIONS
In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint), as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling (800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.

------------------------------------------------------------------------------
42 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE CORE BOND FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

1. ELECTION OF BOARD MEMBERS

   KATHLEEN BLATZ
   Affirmative                                               177,002,814.66
   Withhold                                                    2,582,042.17
   Abstain                                                             0.00
   TOTAL                                                     179,584,856.83

   ARNE H. CARLSON
   Affirmative                                               176,274,549.59
   Withhold                                                    3,310,307.24
   Abstain                                                             0.00
   TOTAL                                                     179,584,856.83

   PATRICIA M. FLYNN
   Affirmative                                               177,002,814.66
   Withhold                                                    2,582,042.17
   Abstain                                                             0.00
   TOTAL                                                     179,584,856.83

   ANNE P. JONES
   Affirmative                                               176,612,132.47
   Withhold                                                    2,972,724.36
   Abstain                                                             0.00
   TOTAL                                                     179,584,856.83

   JEFFREY LAIKIND
   Affirmative                                               176,421,580.56
   Withhold                                                    3,163,276.27
   Abstain                                                             0.00
   TOTAL                                                     179,584,856.83


------------------------------------------------------------------------------
43 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

   STEPHEN R. LEWIS, JR.
   Affirmative                                               176,424,122.03
   Withhold                                                    3,160,734.80
   Abstain                                                             0.00
   TOTAL                                                     179,584,856.83

   CATHERINE JAMES PAGLIA
   Affirmative                                               176,890,085.29
   Withhold                                                    2,694,771.54
   Abstain                                                             0.00
   TOTAL                                                     179,584,856.83

   VIKKI L. PRYOR
   Affirmative                                               176,899,722.90
   Withhold                                                    2,685,133.93
   Abstain                                                             0.00
   TOTAL                                                     179,584,856.83

   ALAN K. SIMPSON
   Affirmative                                               176,282,840.83
   Withhold                                                    3,302,016.00
   Abstain                                                             0.00
   TOTAL                                                     179,584,856.83

   ALISON TAUNTON-RIGBY
   Affirmative                                               177,027,249.52
   Withhold                                                    2,557,607.31
   Abstain                                                             0.00
   TOTAL                                                     179,584,856.83

   WILLIAM F. TRUSCOTT
   Affirmative                                               176,836,624.68
   Withhold                                                    2,748,232.15
   Abstain                                                             0.00
   TOTAL                                                     179,584,856.83

------------------------------------------------------------------------------
44 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

2. AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

   Affirmative                                               173,963,425.21
   Against                                                     3,044,874.92
   Abstain                                                     2,576,547.09
   Broker Non-votes                                                    9.61
   TOTAL                                                     179,584,856.83

3. APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH
   RIVERSOURCE INVESTMENTS, LLC

   Affirmative                                               173,940,375.30
   Against                                                     2,866,446.61
   Abstain                                                     2,778,025.31
   Broker Non-votes                                                    9.61
   TOTAL                                                     179,584,856.83

4. APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

   A. DIVERSIFICATION
   Affirmative                                               174,211,348.37
   Against                                                     2,742,616.57
   Abstain                                                     2,630,882.28
   Broker Non-votes                                                    9.61
   TOTAL                                                     179,584,856.83

   B. LENDING
   Affirmative                                               172,361,648.87
   Against                                                     3,040,140.35
   Abstain                                                     4,183,058.00
   Broker Non-votes                                                    9.61
   TOTAL                                                     179,584,856.83

   C. BORROWING
   Affirmative                                               174,752,399.09
   Against                                                     2,475,717.56
   Abstain                                                     2,356,730.57
   Broker Non-votes                                                    9.61
   TOTAL                                                     179,584,856.83


------------------------------------------------------------------------------
45 -- RIVERSOURCE CORE BOND FUND -- 2006 SEMIANNUAL REPORT

[RiverSource(SM) Investments logo]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD.
Both companies are part of Ameriprise Financial, Inc.

Semiannual Report


                                          [logo RiverSource(SM) Investments]


RIVERSOURCE(SM)
DISCOVERY FUND



SEMIANNUAL REPORT FOR THE
PERIOD ENDED JAN. 31, 2006



> RIVERSOURCE DISCOVERY FUND (FORMERLY AXP(R) DISCOVERY FUND) SEEKS TO
  PROVIDE SHAREHOLDERS WITH LONG-TERM GROWTH OF CAPITAL.

  THE FUND IS CLOSED TO NEW INVESTORS. EXISTING SHAREHOLDERS MAY CONTINUE TO OWN SHARES AND MAKE INVESTMENTS.

TABLE OF CONTENTS



Fund Snapshot..............................3
Performance Summary........................4
Questions & Answers
   with Portfolio Management...............6
Investments in Securities.................10
Financial Statements......................17
Notes to Financial Statements.............20
Fund Expenses Example.....................32
Approval of Investment Management
   Services Agreement.....................34
Proxy Voting..............................38
Results of Meeting of Shareholders........39





[DALBAR LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.


--------------------------------------------------------------------------------
2   --   RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

FUND SNAPSHOT AT JAN. 31, 2006




---------------------------------------------------------------------------
 PORTFOLIO MANAGERS                                                      <
---------------------------------------------------------------------------

WELLINGTON MANAGEMENT COMPANY, LLP

PORTFOLIO MANAGERS               SINCE             YEARS IN INDUSTRY
Kenneth L. Abrams                 3/02                    21
Daniel J. Fitzpatrick, CFA        3/02                     8

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

PORTFOLIO MANAGERS               SINCE             YEARS IN INDUSTRY
Thomas P. Vaiana                 12/03                     8
William Martin, CFA              12/03                    15
Wilhelmine von Turk, CFA         12/03                    21

LORD, ABBETT & CO. LLC
PORTFOLIO MANAGER                SINCE             YEARS IN INDUSTRY
Michael T. Smith                 12/03                    17

----------------------------------------------------------------------------
 FUND OBJECTIVE                                                           <
----------------------------------------------------------------------------

Seeks to provide shareholders with long-term growth of capital.

Inception dates by class
A: 8/24/81    B: 3/20/95    C: 6/26/00    Y: 3/20/95

Ticker symbols by class
A: INDYX      B: IDIBX      C: --         Y: --

Total net assets                     $165.7 million

Number of holdings                              422

----------------------------------------------------------------------------
 STYLE MATRIX                                                             <
----------------------------------------------------------------------------

     [GRAPH]               Shading within the style
                           matrix indicates areas in
                           which the Fund generally
                           invests.



----------------------------------------------------------------------------
 SECTOR COMPOSITION*                                                      <
----------------------------------------------------------------------------

Percentage of portfolio assets

Consumer Discretionary 16.8%
Industrials 16.2%
Information Technology 15.3%
Financials 14.8%
Health Care 14.8%                   [PIE GRAPH]
Materials 8.6%
Energy 6.0%
Consumer Staples 2.4%
Short-Term Securities** 2.3%
Utilities 1.7%
Telecommunication Services 1.1%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

** Of the 2.3%, 0.9% is due to security lending activity and 1.4% is the Fund's cash equivalent position.

----------------------------------------------------------------------------
 TOP TEN HOLDINGS                                                         <
----------------------------------------------------------------------------

Percentage of portfolio assets

 Pride Intl (Energy Equipment & Services)     1.2%

 Ryland Group (Household Durables)            1.1

 HCC Insurance Holdings (Insurance)           1.1

 Select Comfort (Specialty Retail)            1.1

 Massey Energy (Metals & Mining)              1.1

 Carpenter Technology (Metals & Mining)       1.0

 Ohio Casualty (Insurance)                    1.0

 Cleveland-Cliffs (Metals & Mining)           1.0

 Hilb Rogal & Hobbs (Insurance)               1.0

 Websense (Internet Software & Services)      0.9

For further detail about these holdings, please refer to the section entitled "Investments in Securities."


The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Stocks of small-capitalization companies involve substantial risk. Historically, these stocks have experienced greater price volatility than stocks of larger companies, and they can be expected to do the same in the future.

Fund holdings are subject to change.




--------------------------------------------------------------------------------
           RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT   --   3
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

          PERFORMANCE COMPARISON
For the six-month period ended Jan. 31, 2006

               [Bar Graph]

+9.97% = RiverSource Discovery Fund Class A (excluding sales charge +8.12% = S&P SmallCap 600 Index(1) (unmanaged)
+8.50% = Russell 2000 Index(2) (unmanaged)
+9.44% = Lipper Small-Cap Core Funds Index(3)


The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling
(800) 862-7919 or visiting www.riversource.com/funds.


(1) The Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index), an unmanaged market-weighted index, consists of 600 domestic stocks chosen for market size, liquidity, (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.
(2) The Russell 2000 Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.
(3) The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.







--------------------------------------------------------------------------------
4   --   RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY



----------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS                                                                     <
----------------------------------------------------------------------------------------------------
                           CLASS A               CLASS B                CLASS C            CLASS Y
(INCEPTION DATES)         (8/24/81)             (3/20/95)              (6/26/00)          (3/20/95)
                      NAV(1)     POP(2)     NAV(1)  AFTER CDSC(3)  NAV(1)   AFTER CDSC(4)  NAV(5)
AT JAN. 31, 2006

 6 months*            +9.97%     +3.65%     +9.48%      +4.48%      +9.50%     +8.50%      +10.04%

 1 year              +20.42%    +13.50%    +19.51%     +14.51%     +19.43%    +18.43%      +20.60%

 3 years             +30.00%    +27.46%    +28.99%     +28.18%     +28.95%    +28.95%      +30.21%

 5 years              +6.41%     +5.16%     +5.58%      +5.26%      +5.51%     +5.51%       +6.57%

 10 years             +6.69%     +6.06%     +5.87%      +5.87%       N/A        N/A         +6.86%

 Since inception      +9.68%     +9.41%     +6.67%      +6.67%      +3.01%     +3.01%       +7.66%

AT DEC. 31, 2005

 6 months*            +7.71%     +1.52%     +7.39%      +2.39%      +7.28%     +6.28%       +7.71%

 1 year               +8.70%     +2.45%     +7.80%      +2.80%      +7.82%     +6.82%       +8.80%

 3 years             +25.21%    +22.76%    +24.23%     +23.36%     +24.23%    +24.23%      +25.39%

 5 years              +5.32%     +4.08%     +4.49%      +4.15%      +4.44%     +4.44%       +5.52%

 10 years             +5.78%     +5.15%     +4.96%      +4.96%       N/A        N/A         +5.93%

 Since inception      +9.37%     +9.10%     +5.97%      +5.97%      +1.66%     +1.66%       +6.95%


(1) Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) 1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

* Not annualized.







--------------------------------------------------------------------------------
           RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT   --   5
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS
                  WITH PORTFOLIO MANAGEMENT

RiverSource Discovery Fund's Class A shares (excluding sales charge) rose 9.97% for the six months ended Jan. 31, 2006. The Fund outperformed both the Russell 2000(R) Index (Russell Index), which returned 8.50%, as well as the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index), which advanced 8.12%. The fund's peer group, the Lipper Small-Cap Core Funds Index, rose 9.44% during the semiannual period.

Three money management firms, Wellington Management Company, LLP (Wellington Management); Lord, Abbett & Co. LLC (Lord Abbett) and American Century Investment Management, Inc. (American Century) each manage a portion of RiverSource Discovery Fund's portfolio. Using both growth and value disciplines, each firm selects small-cap stocks in an effort to provide Fund shareholders with long-term growth of capital. Wellington, Lord Abbett and American Century managed 30%, 35% and 35% of the Fund's portfolio, respectively, as of Jan. 31, 2006. On Feb. 15, 2006, shareholders approved the merger of the Fund into RiverSource Small Cap Equity Fund. This merger took place on March 10, 2006.

Q:  What factors most significantly affected performance for the period?

    AMERICAN CENTURY: Our portion of the Fund advanced but slightly trailed the S&P SmallCap 600 Index for the six-month period. The underperformance resulted primarily from disappointing stock selection in the consumer staples and energy sectors. Within consumer staples, our holdings in the food retailing and food products industries were notable detractors. Nash Finch, a wholesale food distributor, fell sharply after lowering its earnings guidance, while Longs Drug Stores, a pharmacy chain, reported disappointing same-store sales growth. Pilgrim's Pride, a poultry products company, and Chiquita Brands International, a fruit wholesaler, also detracted significantly from performance.

    Our portfolio's holdings in industrial and information technology stocks contributed favorably to performance relative to the S&P SmallCap 600 Index. Three of the top four contributors were industrial stocks, led by the building materials manufacturer USG and the underwater oil drilling facilities builder McDermott International. USG benefited from continued strength in housing and construction, while McDermott saw its earnings nearly triple during the year as rising oil prices led to a sharp increase in drilling activity. In the tech sector, the best performer was Komag, which benefited from strong demand for its disk drive components.

    LORD ABBETT: The greatest contributor to performance relative to the Russell Index during the six-month period ending


--------------------------------------------------------------------------------
6   --   RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS



> OUR PORTFOLIO'S HOLDINGS IN INDUSTRIAL AND INFORMATION TECHNOLOGY STOCKS
  CONTRIBUTED FAVORABLY TO PERFORMANCE RELATIVE TO THE S&P SMALLCAP 600 INDEX.

  -- AMERICAN CENTURY


    Jan. 31, 2006 was stock selection and a greater-than-Russell Index position within the materials and processing sector. Specifically, shares of Hughes Supply, a materials distributor, rose upon the announcement that Home Depot would acquire the company. Commercial Metals, a manufacturer of steel and metal products, also performed well during the six-month period on the expectation that the company would potentially benefit from improving commercial construction activity and rebuilding efforts in the South. In addition, Cleveland-Cliffs, the only U.S.-based public iron ore mining company, benefited as demand for iron ore continued to be robust. Also contributing to performance relative to the Russell Index was stock selection within the financial services sector, particularly insurance-related companies. Ohio Casualty, a U.S. property and casualty insurance group, has continued to experience solid underwriting results related to hurricane losses.

    Stock selection within the technology sector was the largest detractor from performance relative to the Russell Index during the six-month period ended Jan. 31, 2006. Stratasys, a manufacturer of rapid prototyping devices, reported disappointing quarterly results due to weakness in its high-end business units, particularly in Europe. Also, Hutchinson Technology, a leading hard drive supplier, experienced a sell-off after announcing disappointing earnings for the quarter owing to soft demand and a shift in product mix. Another detractor from performance relative to the Russell Index was stock selection within the energy sector. Massey Energy underperformed as the company experienced cost pressure due to higher wage rates and diesel fuel prices. Within the consumer discretionary sector, shares of the discounted closeout retailer, Tuesday Morning, fell after the company lowered estimates and revised earnings due to disappointing holiday sales.

    WELLINGTON: Our portion of the RiverSource Discovery Fund outperformed both the Russell 2000 Index and the Lipper Small-Cap Core Funds Index for the six-month period as favorable stock selection produced


--------------------------------------------------------------------------------
           RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT   --   7
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS



> IT IS OUR BELIEF THAT MISPRICED SMALL COMPANY STOCKS WITH IMPROVING
  FUNDAMENTALS CAN PROVIDE CAPITAL APPRECIATION.

   -- LORD ABBETT


    positive results. Our stock selection was strongest within the financial, consumer discretionary and information technology sectors. In financials, the top-performing stocks were NASDAQ Stock Market and Investment Technology Group, both of which have made successful acquisitions of rival companies. Among consumer discretionary stocks, Charlotte Russe, a specialty retailer, and Netflix, an online movie rental provider, contributed positively to performance. Within information technology, Red Hat and CheckFree were among the largest contributors in our portion of the Fund. Shares of Red Hat, a Linux software services provider, rose on strong growth in subscription revenues, while CheckFree, a provider of online bill paying software, showed strength as more people shifted away from using paper checks and paying bills by mail.

    These positive results were somewhat offset by weak stock selection in the materials and industrials sectors. Within materials, the specialty chemical producer Hercules lost ground as the Gulf of Mexico hurricanes interrupted production and contributed to price increases for raw materials, energy and transportation. Within industrials, the shares of Global Power Equipment Group, a manufacturer of equipment for gas turbine power plants, declined. Finally, Take-Two Interactive Software, a technology company, also detracted from the portfolio's performance due to the temporary recall of one of its most popular games.

Q:  What changes did you make to the portfolio and why?

    AMERICAN CENTURY: The growth and value measures that drive our stock selection process led us to build significant positions in the aerial construction equipment maker JLG Industries and the electronic meter-reading instrument maker Itron. In contrast, we sold our positions in the health care provider Kindred Healthcare and the offshore drilling services company Cal Dive International, both of which were top ten holdings within our portion of the portfolio at the beginning of the six-month period.



--------------------------------------------------------------------------------
8   --   RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS



> OUR STOCK SELECTION WAS STRONGEST WITHIN THE FINANCIAL, CONSUMER
  DISCRETIONARY AND INFORMATION TECHNOLOGY SECTORS.

   -- WELLINGTON


    LORD ABBETT: Health care positions were increased as investment valuations looked attractive. Our health care holdings are positioned to potentially benefit from structural changes in the delivery of health care products and services to an expanding patient population. We reduced individual issues within the materials and processing sector as those investments achieved their price targets. In addition, we decreased our exposure within the auto and transportation sector as an investment reached its price target and increasing energy costs reduced the attractiveness of certain transportation investments.

    WELLINGTON: During the period, we initiated new positions in several insurance stocks, including Platinum Underwriters Holdings and Aspen Insurance Holdings, which increased our portfolio's exposure to the financials sector. We eliminated several positions within the consumer discretionary sector, including Furniture Brands International and American Axle & Manufacturing Holdings.

Q:  How are you positioning your portion of the Fund going forward?

    AMERICAN CENTURY: We will continue to employ a disciplined management approach, which is driven by individual stock selection and proprietary risk management techniques rather than sector weighting adjustments or broad investment themes.

    LORD ABBETT: It is our belief that mispriced small company stocks with improving fundamentals can provide capital appreciation. Therefore, we will continue to identify and invest in small-cap stocks that exhibit strong fundamentals, attractive valuations, and favorable growth prospects through our disciplined investment process, which incorporates quantitative analysis and fundamental research.

    WELLINGTON: Sector positioning is predominantly the result of our bottom-up stock selection process. At the end of the period, our portion of the Fund held a greater-than-Russell Index weight in the health care sector and less-than-Russell Index weights in financials and industrials.



--------------------------------------------------------------------------------
           RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT   --   9
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

RiverSource Discovery Fund

JAN. 31, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)


-------------------------------------------------------------------------------
 COMMON STOCKS (98.1%)
-------------------------------------------------------------------------------
ISSUER                                             SHARES            VALUE(a)

AEROSPACE & DEFENSE (1.5%)
Alliant Techsystems                                  2,325(b)        $180,188
Aviall                                              16,100(b)         556,416
Hexcel                                              62,300(b)       1,300,201
Kaman                                                1,052             22,166
Teledyne Technologies                               12,211(b)         399,055
                                                                ---------------
Total                                                               2,458,026
-------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.1%)
EGL                                                  2,006(b)          82,065
Forward Air                                          3,011            117,429
                                                                ---------------
Total                                                                 199,494
-------------------------------------------------------------------------------

AIRLINES (1.1%)
AirTran Holdings                                    45,600(b)         772,464
AMR                                                 31,200(b)         708,240
Frontier Airlines                                    2,943(b)          19,777
Mesa Air Group                                       2,671(b)          31,117
Republic Airways Holdings                           11,500(b)         170,545
SkyWest                                              5,481            159,936
                                                                ---------------
Total                                                               1,862,079
-------------------------------------------------------------------------------

AUTO COMPONENTS (1.0%)
Goodyear Tire & Rubber                              35,659(b)         557,707
Shiloh Inds                                          2,371(b)          34,640
Tenneco                                             29,900(b)         656,305
TRW Automotive Holdings                             15,110(b)         388,327
                                                                ---------------
Total                                                               1,636,979
-------------------------------------------------------------------------------

BIOTECHNOLOGY (3.1%)
Abgenix                                             43,100(b)         951,217
Albany Molecular Research                            1,162(b)          13,200
Alkermes                                            46,073(b)       1,121,417
Amylin Pharmaceuticals                              19,062(b)         808,229
Digene                                              13,100(b)         434,920
Exelixis                                            35,356(b)         381,138
Human Genome Sciences                               61,600(b)         677,600
Incyte                                              58,601(b)         298,279
Kendle Intl                                          4,458(b)         111,316
ViroPharma                                           1,515(b)          35,163
ZymoGenetics                                        12,800(b)         285,568
                                                                ---------------
Total                                                               5,118,047
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
ISSUER                                             SHARES            VALUE(a)

BUILDING PRODUCTS (1.5%)
ElkCorp                                             10,600           $372,802
Lennox Intl                                         17,070            545,387
Universal Forest Products                            4,088            234,120
USG                                                 14,058(b)       1,338,321
                                                                ---------------
Total                                                               2,490,630
-------------------------------------------------------------------------------

CAPITAL MARKETS (1.2%)
Affiliated Managers Group                            4,750(b)         440,800
Calamos Asset Management Cl A                          786             27,306
GreenHill & Co                                         707             40,426
Investment Technology Group                         20,600(b)         926,588
Investors Financial Services                         5,400            253,476
Raymond James Financial                              6,261            266,468
Stifel Financial                                     1,099(b)          42,773
                                                                ---------------
Total                                                               1,997,837
-------------------------------------------------------------------------------

CHEMICALS (1.9%)
Celanese Series A                                    5,251            107,488
Cytec Inds                                          13,900            689,440
Eastman Chemical                                     2,629            126,744
Ferro                                               24,600            483,882
Hercules                                            54,312(b)         635,994
Minerals Technologies                                8,000            446,960
Pioneer Companies                                    5,261(b)         163,091
Terra Inds                                          62,380(b)         430,422
WR Grace & Co                                        4,571(b)          57,000
                                                                ---------------
Total                                                               3,141,021
-------------------------------------------------------------------------------

COMMERCIAL BANKS (2.4%)
Amcore Financial                                     8,700            263,871
BancFirst                                              854             71,019
Bank of Hawaii                                      10,905            569,349
Center Financial                                     2,514             60,990
City Holding                                         2,159             80,444
City Natl                                            5,581            418,407
Commerce Bancshares                                  3,823            193,253
Community Trust Bancorp                                251              8,830
Cullen/Frost Bankers                                 1,966            105,653
First Citizens BancShares Cl A                         471             90,460
First Community Bancorp                              6,500            390,650
First Indiana                                          591             19,757
First Regional Bancorp                                 547(b)          43,104


See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
 10   --   RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
ISSUER                                             SHARES            VALUE(a)

COMMERCIAL BANKS (CONT.)
Hanmi Financial                                     14,500           $275,355
Old Second Bancorp                                   1,166             36,274
PrivateBancorp                                       8,600            325,166
Seacoast Banking Corporation of Florida             23,500            594,079
Southwest Bancorp                                      719             16,027
Taylor Capital Group                                   793             30,737
TCF Financial                                          233              5,823
Texas United Bancshares                              3,000             55,530
Westcorp                                             4,725            326,923
Wilmington Trust                                       823             34,155
                                                                ---------------
Total                                                               4,015,856
-------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (2.7%)
Administaff                                            355             15,279
Bowne & Co                                          11,000            165,660
Clean Harbors                                        8,739(b)         235,603
CompX Intl                                             948             16,685
Consolidated Graphics                                2,058(b)         105,699
Copart                                              11,600(b)         292,204
Dun & Bradstreet                                       232(b)          16,769
Education Management                                30,475(b)         933,146
Escala Group                                         7,355(b)         211,309
IKON Office Solutions                               33,500            395,970
John H Harland                                      13,056            487,380
PHH                                                  1,121(b)          32,296
PICO Holdings                                          611(b)          21,611
Sotheby's Holdings Cl A                             14,337(b)         285,163
Spherion                                             9,932(b)         111,238
Strayer Education                                    9,537            844,597
TeleTech Holdings                                    6,817(b)          79,486
Vertrue                                              4,181(b)         180,870
                                                                ---------------
Total                                                               4,430,965
-------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.7%)
ADTRAN                                              15,899            466,318
ARRIS Group                                         54,600(b)         642,095
CommScope                                           11,000(b)         243,210
Foundry Networks                                    25,400(b)         381,762
Glenayre Technologies                                9,424(b)          36,754
Polycom                                             11,200(b)         217,056
SpectraLink                                         28,700            354,445
Westell Technologies Cl A                           98,900(b)         440,105
                                                                ---------------
Total                                                               2,781,745
-------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.2%)
Ampex Cl A                                             566(b)         11,490
Avid Technology                                     13,300(b)        660,611
Electronics for Imaging                             20,700(b)        572,355
Emulex                                              17,116(b)        314,079

-------------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
ISSUER                                             SHARES            VALUE(a)

COMPUTERS & PERIPHERALS (CONT.)
Imation                                              1,055            $47,823
Intergraph                                          11,416(b)         436,205
Komag                                               18,080(b)         850,845
Stratasys                                           31,500(b)         817,110
                                                                ---------------
Total                                                               3,710,518
-------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.8%)
McDermott Intl                                      14,774(b)         768,248
Washington Group Intl                                8,900            528,215
                                                                ---------------
Total                                                               1,296,463
-------------------------------------------------------------------------------

CONSUMER FINANCE (0.6%)
Advanta Cl B                                        26,200            906,782
EZCORP Cl A                                          2,943(b)          60,302
Nelnet Cl A                                            597(b)          24,537
                                                                ---------------
Total                                                                 991,621
-------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.6%)
Crown Holdings                                      14,238(b)         266,393
Greif Cl A                                           6,526            424,972
Rock-Tenn Cl A                                         775             10,835
Silgan Holdings                                      8,774            332,184
                                                                ---------------
Total                                                               1,034,384
-------------------------------------------------------------------------------

DISTRIBUTORS (0.4%)
Building Material Holding                            9,023            714,351
Handleman                                              843             10,015
                                                                ---------------
Total                                                                 724,366
-------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.6%)
NASDAQ Stock Market                                 23,400(b)         980,694
-------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
Arbinet-thexchange                                   1,613(b)          10,581
CenturyTel                                           6,579            219,081
Cincinnati Bell                                      7,178(b)          25,123
General Communication Cl A                          55,600(b)         603,261
Premiere Global Services                            28,189(b)         253,419
Talk America Holdings                               15,699(b)         151,024
Valor Communications Group                           1,408             16,600
                                                                ---------------
Total                                                               1,279,089
-------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.4%)
Allegheny Energy                                     6,543(b)         227,631
El Paso Electric                                    21,100(b)         432,128
Pepco Holdings                                       2,262             52,049
                                                                ---------------
Total                                                                 711,808
-------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.3%)
AO Smith                                            15,057            648,806
AVX                                                  1,946             32,343


                           See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
           RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT   --   11
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
ISSUER                                             SHARES            VALUE(a)

ELECTRICAL EQUIPMENT (CONT.)
FuelCell Energy                                    37,200(b,e)       $402,132
Genlyte Group                                      14,400(b)          832,896
Global Power Equipment Group                       48,600(b)          230,364
Lamson & Sessions                                   2,239(b)           68,312
                                                                ---------------
Total                                                               2,214,853
-------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (4.0%)
Agilysys                                           18,484             391,861
Arrow Electronics                                  19,309(b)          663,458
Avnet                                              10,241(b)          250,392
BrightPoint                                         3,837(b)           86,678
CalAmp                                              6,900(b)           73,692
Gerber Scientific                                   5,583(b)           62,083
Global Imaging Systems                             15,700(b)          555,152
Ingram Micro Cl A                                  31,400(b)          607,590
Itron                                               7,997(b)          382,816
LoJack                                              1,887(b)           46,382
Measurement Specialties                            48,100(b)        1,240,981
Mettler-Toledo Intl                                 6,327(b,c)        366,270
MTS Systems                                         6,868             251,712
Multi-Fineline Electronix                             324(b)           17,418
Plexus                                             13,964(b)          395,321
RadiSys                                            22,500(b)          404,550
Tech Data                                           3,171(b)          130,740
Tessco Technologies                                 3,209(b)           56,671
X-Rite                                             44,700             531,483
Zygo                                                2,185(b)           36,249
                                                                ---------------
Total                                                               6,551,499
-------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (3.6%)
Core Laboratories                                   1,811(b,c)         80,734
Grey Wolf                                          62,300(b)          548,240
Key Energy Services                                19,900(b)          314,022
Mitcham Inds                                        1,647(b)           42,064
Offshore Logistics                                  2,134(b)           76,611
Parker Drilling                                    16,824(b)          201,552
Pride Intl                                         56,000(b)        1,977,360
SEACOR Holdings                                     2,408(b)          178,866
TETRA Technologies                                 20,275(b)          804,512
Unit                                               14,400(b)          859,680
Veritas DGC                                        18,005(b)          811,305
                                                                ---------------
Total                                                               5,894,946
-------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.4%)
Longs Drug Stores                                  16,551             579,119
Nash Finch                                          3,160              93,536
Spartan Stores                                      3,048(b)           36,180
                                                                ---------------
Total                                                                 708,835
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
ISSUER                                             SHARES            VALUE(a)

FOOD PRODUCTS (1.3%)
Chiquita Brands Intl                               10,177            $184,305
Del Monte Foods                                     8,178              87,423
J & J Snack Foods                                  35,800           1,084,024
M&F Worldwide                                       5,432(b)           83,544
Pilgrim's Pride                                    16,970             413,050
Seaboard                                              246             361,618
                                                                ---------------
Total                                                               2,213,964
-------------------------------------------------------------------------------

GAS UTILITIES (1.3%)
Energen                                            18,887             736,971
Nicor                                              13,687             559,798
UGI                                                39,527             848,645
                                                                ---------------
Total                                                               2,145,414
-------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.6%)
Arrow Intl                                         13,500             432,000
Candela                                             4,451(b)           66,631
Cantel Medical                                        566(b)            9,724
Cutera                                              4,084(b)          111,248
Dade Behring Holdings                              14,658             573,568
DENTSPLY Intl                                       1,462              78,509
Edwards Lifesciences                                5,903(b)          253,475
Haemonetics                                         9,618(b)          500,136
Hologic                                             1,368(b)           70,397
ICU Medical                                         4,050(b)          145,962
Kensey Nash                                        34,100(b)          832,381
Kinetic Concepts                                    1,123(b)           40,641
Kyphon                                             21,900(b)          910,384
Millipore                                           1,750(b)          120,365
Nutraceutical Intl                                  4,693(b)           67,861
Respironics                                         2,574(b)           92,741
SurModics                                           6,638(b)          244,809
Sybron Dental Specialties                             397(b)           16,912
Symmetry Medical                                   37,000(b)          787,360
TriPath Imaging                                    60,800(b)          480,928
Vital Signs                                           915              46,949
                                                                ---------------
Total                                                               5,882,981
-------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (6.6%)
Air Methods                                           637(b)           12,339
Alderwoods Group                                    4,266(b)           73,716
Alliance Imaging                                    5,604(b)           26,451
Amedisys                                           27,100(b)        1,228,984
Chemed                                              6,100             324,276
Emageon                                            26,709(b)          494,117
Genesis HealthCare                                 25,800(b)          945,569
HealthTronics                                       3,209(b)           26,218
Henry Schein                                          240(b)           11,194
Icon ADR                                           24,700(b,c)      1,086,305
LCA-Vision                                         25,900           1,454,802


See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
 12   --   RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
ISSUER                                             SHARES            VALUE(a)

HEALTH CARE PROVIDERS & SERVICES (CONT.)
LifePoint Hospitals                                 9,800(b)         $302,330
Magellan Health Services                           17,681(b)          645,003
Manor Care                                         18,000             703,800
Matria Healthcare                                  14,200(b)          605,914
Odyssey HealthCare                                  1,015(b)           20,686
Option Care                                        59,702(e)          824,485
Per-Se Technologies                                 2,448(b)           60,882
PRA Intl                                            5,496(b)          143,226
PSS World Medical                                  31,964(b)          567,361
Psychiatric Solutions                               5,200(b)          171,548
Sierra Health Services                             19,786(b)          783,921
Triad Hospitals                                     4,200(b)          172,452
TriZetto Group                                      8,705(b)          159,824
WellCare Health Plans                                 690(b)           27,897
                                                                ---------------
Total                                                              10,873,300
-------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.2%)
Alliance Gaming                                    15,200(b)          231,192
Ambassadors Group                                     436              11,794
Bluegreen                                           3,990(b)           64,319
Churchill Downs                                     9,015             360,059
Domino's Pizza                                     20,661             514,666
Luby's                                              8,568(b)          125,093
Main Street Restaurant Group                        5,741(b)           25,835
Papa John's Intl                                   16,722(b)          580,754
Vail Resorts                                        1,870(b)           56,829
                                                                ---------------
Total                                                               1,970,541
-------------------------------------------------------------------------------

HOUSEHOLD DURABLES (3.1%)
Blount Intl                                        14,142(b)          226,979
Centex                                             12,600             899,514
Ethan Allen Interiors                              11,800             501,618
NVR                                                 1,238(b)          983,282
Ryland Group                                       26,300           1,903,068
Universal Electronics                              36,739(b)          659,465
                                                                ---------------
Total                                                               5,173,926
-------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.3%)
Teleflex                                            8,814             555,899
-------------------------------------------------------------------------------

INSURANCE (7.1%)
American Financial Group                              829              31,187
Aspen Insurance Holdings                           20,000(c)          463,600
Conseco                                            11,794(b)          287,420
First Acceptance                                   16,000(b)          179,200
First American                                      3,048             142,707
FPIC Insurance Group                                  302(b)           11,250
HCC Insurance Holdings                             61,250           1,902,424
Hilb Rogal & Hobbs                                 40,700           1,582,416
LandAmerica Financial Group                        10,689             705,260

-------------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
ISSUER                                             SHARES            VALUE(a)

INSURANCE (CONT.)
Loews - Carolina Group                             11,409(d)         $526,183
Ohio Casualty                                      54,200           1,633,588
Philadelphia Consolidated Holding                     475(b)           46,146
Phoenix Companies                                  29,100             439,119
Platinum Underwriters Holdings                     14,400(c)          441,360
ProAssurance                                       12,400(b)          634,756
Protective Life                                       482              21,666
Reinsurance Group of America                        9,900             480,150
Safety Insurance Group                              3,573             143,277
Selective Insurance Group                           2,454             142,332
Stewart Information Services                          988              52,809
USI Holdings                                       86,400(b)        1,216,512
Zenith Natl Insurance                              11,722             648,109
                                                                ---------------
Total                                                              11,731,471
-------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (1.0%)
Blair                                               1,070              44,480
Insight Enterprises                                38,600(b)          807,125
NetFlix                                            23,700(b,e)        652,935
PetMed Express                                     11,872(b)          209,660
Sportsman's Guide                                   1,065(b)           24,602
                                                                ---------------
Total                                                               1,738,802
-------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (2.0%)
EarthLink                                          57,856(b)          660,716
United Online                                      19,209             262,587
Vignette                                           28,400(b)          481,096
WebEx Communications                               20,400(b)          495,312
Websense                                           22,100(b)        1,457,053
                                                                ---------------
Total                                                               3,356,764
-------------------------------------------------------------------------------

IT SERVICES (2.2%)
BISYS Group                                        36,100(b)          523,089
CACI Intl Cl A                                     13,200(b)          753,720
CheckFree                                           5,500(b)          285,010
Global Payments                                    13,112             667,794
Kanbay Intl                                        20,500(b)          345,630
Sapient                                            76,900(b)          507,540
SM&A                                               66,379(b)          478,593
Sykes Enterprises                                  12,187(b)          158,431
                                                                ---------------
Total                                                               3,719,807
-------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.4%)
JAKKS Pacific                                      26,707(b)          606,516
Steinway Musical Instruments                        2,895(b)           85,229
                                                                ---------------
Total                                                                 691,745
-------------------------------------------------------------------------------



                           See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
           RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT   --   13
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
ISSUER                                             SHARES            VALUE(a)

MACHINERY (2.9%)
Actuant Cl A                                       25,100          $1,436,976
American Science & Engineering                        388(b)           24,929
Columbus McKinnon                                   1,828(b)           50,818
Commercial Vehicle Group                            2,266(b)           48,900
Cummins                                             6,699             651,813
Flow Intl                                           7,227(b)           75,811
Gardner Denver                                        711(b)           37,612
Graco                                               7,600             305,368
JLG Inds                                           13,536             737,441
Joy Global                                          4,250             229,670
Navistar Intl                                         380(b)           10,336
Stewart & Stevenson Services                       15,500             402,535
Wabash Natl                                        35,500             757,215
                                                                ---------------
Total                                                               4,769,424
-------------------------------------------------------------------------------

MARINE (0.2%)
Excel Maritime Carriers                            13,200(b,c)        150,348
Kirby                                               2,179(b)          122,307
                                                                ---------------
Total                                                                 272,655
-------------------------------------------------------------------------------

MEDIA (3.7%)
ADVO                                               17,650             580,332
Catalina Marketing                                 20,900             467,115
Charter Communications Cl A                       218,200(b)          259,658
DreamWorks Animation SKG Cl A                      20,359(b)          545,621
Entravision Communications Cl A                   117,600(b)          834,960
Harris Interactive                                167,900(b)          901,622
John Wiley & Sons Cl A                                305              11,560
LodgeNet Entertainment                             26,098(b)          352,062
Playboy Enterprises Cl B                           41,251(b)          616,290
RH Donnelley                                        8,937(b)          586,446
Scholastic                                          4,071(b)          122,334
Sinclair Broadcast Group Cl A                      15,673             124,757
TiVo                                               67,800(b)          373,578
Valassis Communications                            14,300(b)          398,970
                                                                ---------------
Total                                                               6,175,305
-------------------------------------------------------------------------------

METALS & MINING (6.2%)
Arch Coal                                           5,300             459,616
Carpenter Technology                               19,100           1,729,696
Century Aluminum                                   23,300(b)          794,064
Chaparral Steel                                     1,862(b)           76,435
Cleveland-Cliffs                                   15,100           1,628,535
Commercial Metals                                  25,626           1,212,879
Gibraltar Inds                                     20,700             559,521
Massey Energy                                      42,900           1,769,624
Metal Management                                   12,240             341,863
Novamerican Steel                                     284(b,c)         12,232

-------------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
ISSUER                                             SHARES            VALUE(a)

METALS & MINING (CONT.)
Olympic Steel                                       1,497(b)          $46,153
Quanex                                             10,816             671,782
Reliance Steel & Aluminum                          11,314             899,463
                                                                ---------------
Total                                                              10,201,863
-------------------------------------------------------------------------------

MULTILINE RETAIL (0.8%)
Bon-Ton Stores                                      1,063              22,397
DSW Cl A                                           19,300(b)          515,889
Tuesday Morning                                    37,500             798,000
                                                                ---------------
Total                                                               1,336,286
-------------------------------------------------------------------------------

OIL & GAS (2.5%)
Callon Petroleum                                    8,359(b)          158,152
Comstock Resources                                 20,600(b)          659,200
Forest Oil                                          4,178(b)          215,167
Frontier Oil                                       15,278             724,024
Giant Inds                                          3,380(b)          236,228
Harvest Natural Resources                          20,323(b)          193,678
Occidental Petroleum                                2,713             265,066
OPTI Canada                                        21,400(b,c)        844,728
Penn Virginia                                         182              11,906
Swift Energy                                        1,659(b)           81,988
Tesoro                                              4,840             350,755
Whiting Petroleum                                   7,600(b)          351,880
                                                                ---------------
Total                                                               4,092,772
-------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.6%)
Nu Skin Enterprises Cl A                           29,100             566,286
Playtex Products                                   22,534(b)          302,406
USANA Health Sciences                               2,700(b)          108,297
                                                                ---------------
Total                                                                 976,989
-------------------------------------------------------------------------------

PHARMACEUTICALS (1.6%)
Alpharma Cl A                                      20,571             688,100
CNS                                                 6,103             133,473
King Pharmaceuticals                               33,622(b)          630,413
Medicines                                          16,500(b)          317,625
Par Pharmaceutical Companies                       27,300(b)          903,083
                                                                ---------------
Total                                                               2,672,694
-------------------------------------------------------------------------------

REAL ESTATE (0.2%)
Jones Lang LaSalle                                  5,400             317,898
-------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (1.5%)
Boykin Lodging                                      4,632(b)           60,216
CBL & Associates Properties                        13,895             588,037
Innkeepers USA Trust                                8,682             154,192
MeriStar Hospitality                               15,832(b)          162,436
Mission West Properties                             5,626              59,298
PS Business Parks                                   1,474              80,849



See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
 14   --   RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
ISSUER                                             SHARES            VALUE(a)

REAL ESTATE INVESTMENT TRUST (CONT.)
Rayonier                                            3,546            $151,592
Redwood Trust                                       8,800             382,360
Saul Centers                                          566              20,942
Strategic Hotel Capital                            18,000             385,200
Tanger Factory Outlet Centers                       1,477              46,540
Ventas                                             12,500             382,500
                                                                ---------------
Total                                                               2,474,162
-------------------------------------------------------------------------------

ROAD & RAIL (1.6%)
Arkansas Best                                       2,096              89,730
CNF                                                 8,200             420,250
Heartland Express                                   5,478             127,583
Kansas City Southern                                7,904(b)          205,346
Knight Transportation                               7,461             151,757
Landstar System                                     5,715             241,745
Old Dominion Freight Line                           2,275(b)           64,929
Vitran                                             23,200(b,c)        447,759
Werner Enterprises                                 24,000             517,199
YRC Worldwide                                       7,400(b)          368,816
                                                                ---------------
Total                                                               2,635,114
-------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.9%)
Cymer                                               3,029(b)          136,729
Cypress Semiconductor                              18,400(b)          311,512
NetLogic MicroSystems                               4,712(b)          171,093
ON Semiconductor                                  109,300(b)          820,843
Standard Microsystems                               1,650(b)           56,826
Trident Microsystems                                  290(b)            7,575
                                                                ---------------
Total                                                               1,504,578
-------------------------------------------------------------------------------

SOFTWARE (2.3%)
Actuate                                             6,649(b)           26,862
Ansoft                                                156(b)            5,477
Bottomline Technologies                            40,200(b)          463,104
CCC Information Services Group                      2,154(b)           57,016
DocuCorp Intl                                       1,744(b)           11,196
Novell                                             43,351(b)          422,239
Opsware                                            64,700(b)          473,604
Parametric Technology                              16,654(b)          104,254
Red Hat                                            41,100(b)        1,189,846
SERENA Software                                    22,400(b)          528,864
SPSS                                                3,089(b)           99,589
Sybase                                                453(b)            9,780
Take-Two Interactive Software                      24,400(b)          386,984
                                                                ---------------
Total                                                               3,778,815
-------------------------------------------------------------------------------

SPECIALTY RETAIL (4.0%)
Barnes & Noble                                     13,247             561,938
Borders Group                                      21,000             517,020
Charming Shoppes                                    7,996(b)           97,231

-------------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
ISSUER                                             SHARES            VALUE(a)

SPECIALTY RETAIL (CONT.)
Children's Place Retail Stores                        923(b)          $40,418
CSK Auto                                            1,202(b)           19,472
Dress Barn                                         15,515(b)          715,862
Genesco                                             8,810(b)          343,150
GUESS?                                             12,556(b)          532,751
Lithia Motors Cl A                                  2,800              85,204
Pantry                                              9,461(b)          517,895
Payless ShoeSource                                 24,424(b)          594,969
Select Comfort                                     65,100(b)        1,796,760
Sonic Automotive                                   16,354             384,810
Steiner Leisure                                       295(b,c)         11,452
United Auto Group                                  12,700             486,410
                                                                ---------------
Total                                                               6,705,342
-------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.1%)
Brown Shoe                                          3,708             166,934
DHB Inds                                            7,365(b)           36,089
K-Swiss Cl A                                        1,529              48,393
Skechers USA Cl A                                  22,900(b)          443,115
Steven Madden                                       2,726              82,952
Warnaco Group                                      43,800(b)        1,087,116
                                                                ---------------
Total                                                               1,864,599
-------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.3%)
Brookline Bancorp                                  39,093             586,004
Capital Crossing Bank                                 278(b)            9,719
Corus Bankshares                                    8,724             560,168
Downey Financial                                   11,702             766,247
IndyMac Bancorp                                     6,100             249,246
                                                                ---------------
Total                                                               2,171,384
-------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (2.3%)
Applied Industrial Technologies                    15,414             655,095
Beacon Roofing Supply                              34,500(b)        1,145,745
Hughes Supply                                      28,800           1,327,679
Rush Enterprises Cl A                              26,200(b)          442,780
UAP Holding                                         7,422             157,050
Watsco                                                412              29,145
                                                                ---------------
Total                                                               3,757,494
-------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.4%)
UbiquiTel                                          62,600(b)          612,854
-------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $130,521,105)                                             $162,606,597
-------------------------------------------------------------------------------



                           See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
           RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT   --   15
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 SHORT-TERM SECURITIES (2.3%)(f)
-------------------------------------------------------------------------------
ISSUER                      EFFECTIVE         AMOUNT                VALUE(a)
                              YIELD         PAYABLE AT
                                             MATURITY

COMMERCIAL PAPER
General Electric
   02-01-06                   4.48%         $1,300,000             $1,299,838
HSBC Finance
   02-01-06                   4.48           2,500,000              2,499,689
-------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $3,800,000)                                                 $3,799,527
-------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $134,321,105)(g)                                          $166,406,124
===============================================================================

-------------------------------------------------------------------------------
 NOTES TO INVESTMENTS IN SECURITIES
-------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Jan. 31, 2006, the value of foreign securities represented 2.4% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e) At Jan. 31, 2006, security was partially or fully on loan. See Note 5 to the financial statements.

(f) Cash collateral received from security lending activity is invested in short-term securities and represents 0.9% of net assets. See Note 5 to the financial statements. 1.4% of net assets is the Fund's cash equivalent position.

(g) At Jan. 31, 2006, the cost of securities for federal income tax purposes was approximately $134,321,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $35,224,000

      Unrealized depreciation                                      (3,139,000)
      -------------------------------------------------------------------------
      Net unrealized appreciation                                 $32,085,000
      -------------------------------------------------------------------------
The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.






--------------------------------------------------------------------------------
16   --   RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
RiverSource Discovery Fund

JAN. 31, 2006 (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
   (identified cost $134,321,105)                                                             $166,406,124
Cash in bank on demand deposit                                                                      90,369
Dividends and accrued interest receivable                                                           29,470
Receivable for investment securities sold                                                        2,195,508
-------------------------------------------------------------------------------------------------------------
Total assets                                                                                   168,721,471
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
 LIABILITIES
-------------------------------------------------------------------------------------------------------------
Payable for investment securities purchased                                                      1,399,339
Payable upon return of securities loaned (Note 5)                                                1,525,000
Accrued investment management services fee                                                           2,901
Accrued distribution fee                                                                             1,304
Accrued service fee                                                                                      9
Accrued transfer agency fee                                                                            315
Accrued administrative services fee                                                                    363
Other accrued expenses                                                                             116,189
-------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                3,045,420
-------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                            $165,676,051
=============================================================================================================

-------------------------------------------------------------------------------------------------------------
 REPRESENTED BY
-------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                                      $    162,507
Additional paid-in capital                                                                     191,667,237
Net operating loss                                                                                (620,907)
Accumulated net realized gain (loss) (Note 6)                                                  (57,617,805)
Unrealized appreciation (depreciation) on investments                                           32,085,019
-------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                      $165,676,051
=============================================================================================================
Net assets applicable to outstanding shares:             Class A                              $153,014,912
                                                         Class B                              $  9,380,260
                                                         Class C                              $     29,450
                                                         Class Y                              $  3,251,429
Net asset value per share of outstanding capital stock:  Class A shares      14,920,623       $      10.26
                                                         Class B shares       1,014,682       $       9.24
                                                         Class C shares           3,193       $       9.22
                                                         Class Y shares         312,207       $      10.41
-------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 5)                                              $  1,481,750
-------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
           RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT   --   17
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

RiverSource Discovery Fund

SIX MONTHS ENDED JAN. 31, 2006 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------------
Income:
Dividends                                                                                     $   523,799
Interest                                                                                           52,865
Fee income from securities lending (Note 5)                                                        33,658
   Less foreign taxes withheld                                                                       (289)
-------------------------------------------------------------------------------------------------------------
Total income                                                                                      610,033
-------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                                588,871
Distribution fee
   Class A                                                                                        185,602
   Class B                                                                                         48,872
   Class C                                                                                            136
Transfer agency fee                                                                               154,699
Incremental transfer agency fee
   Class A                                                                                         14,729
   Class B                                                                                          2,441
   Class C                                                                                              6
Service fee -- Class Y                                                                              1,461
Administrative services fees and expenses                                                          60,352
Compensation of board members                                                                       4,934
Custodian fees                                                                                    124,740
Printing and postage                                                                               51,100
Registration fees                                                                                  15,750
Audit fees                                                                                         14,000
Other                                                                                               6,433
-------------------------------------------------------------------------------------------------------------
Total expenses                                                                                  1,274,126
   Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)               (38,493)
-------------------------------------------------------------------------------------------------------------
                                                                                                1,235,633
   Earnings credits on cash balances (Note 2)                                                      (3,815)
-------------------------------------------------------------------------------------------------------------
Total net expenses                                                                              1,231,818
-------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                                  (621,785)
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) -- NET
-------------------------------------------------------------------------------------------------------------
 Net realized gain (loss) on:
   Security transactions (Note 3)                                                              12,086,642
   Foreign currency transactions                                                                     (363)
-------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                        12,086,279
Net change in unrealized appreciation (depreciation) on investments                             3,467,765
-------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                          15,554,044
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                               $14,932,259
=============================================================================================================

See accompanying notes to financial statements.





--------------------------------------------------------------------------------
18   --   RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

RiverSource Discovery Fund

                                                                               JAN. 31, 2006    JULY 31, 2005
                                                                              SIX MONTHS ENDED   YEAR ENDED
                                                                                 (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
 OPERATIONS
-------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                               $     (621,785)  $ (1,299,433)
Net realized gain (loss) on investments                                           12,086,279     20,837,296
Net change in unrealized appreciation (depreciation) on investments                3,467,765     19,257,497
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                   14,932,259     38,795,360
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE TRANSACTIONS (NOTE 4)
-------------------------------------------------------------------------------------------------------------
Proceeds from sales
   Class A shares (Note 2)                                                         4,002,632      2,109,682
   Class B shares                                                                    183,603        369,196
   Class C shares                                                                        210          1,545
   Class Y shares                                                                    552,221        815,947
Payments for redemptions
   Class A shares                                                                (15,487,267)   (29,907,081)
   Class B shares (Note 2)                                                        (4,500,212)    (3,497,436)
   Class C shares (Note 2)                                                                --        (14,078)
   Class Y shares                                                                   (363,042)      (644,253)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                (15,611,855)   (30,766,478)
-------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                             (679,596)     8,028,882
Net assets at beginning of period                                                166,355,647    158,326,765
-------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                     $165,676,051   $166,355,647
=============================================================================================================
Undistributed (excess of distributions over) net investment income              $   (620,907)  $        878
-------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.






--------------------------------------------------------------------------------
           RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT   --   19
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

 RiverSource Discovery Fund (formerly AXP Discovery Fund)

(Unaudited as to Jan. 31, 2006)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Discovery Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Discovery Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in common stocks of small-sized U.S. companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.
o  Class B shares may be subject to a contingent deferred sales charge
   (CDSC) and automatically convert to Class A shares during the ninth year of ownership.
o  Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

At Jan. 31, 2006, Ameriprise Trust Company owned 100% of Class Y

Shares On March 8, 2002, the Fund was closed to new investors. Current shareholders may continue to hold shares and make investments in the Fund.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial, Inc. (Ameriprise Financial) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the



--------------------------------------------------------------------------------
20   --   RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying security.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign



--------------------------------------------------------------------------------
           RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT   --   21
--------------------------------------------------------------------------------
currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

SHORT SALES

The Fund may engage in short sales. In these transactions, the Fund sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement date. The price at such time may be more or less than the price at which the Fund sold the security. The Fund will designate cash or liquid securities to cover its open short positions. The Fund also may engage in "short sales against the box," a form of short-selling that involves selling a security that the Fund owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows the Fund to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the Fund loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.



--------------------------------------------------------------------------------
22   --   RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.64% to 0.515% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $73,013 for the six months ended Jan. 31, 2006.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.06% to 0.035% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

The Investment Manager has Subadvisory Agreements with American Century Investment Management, Inc., Lord, Abbett & Co. LLC and Wellington Management Company, LLP. New investments in the Fund, net of any redemptions are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.



--------------------------------------------------------------------------------
           RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT   --   23
--------------------------------------------------------------------------------

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $19.50
o  Class B $20.50
o  Class C $20.00
o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Due to the Fund being closed to new investors, the Distributor reimbursed the Fund for the marketing portion of the distribution fees, which results in a 0.0375% reduction to this rate.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $18,452 for Class A and $4,475 for Class B for the six months ended Jan. 31, 2006.

For the six months ended Jan. 31, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 1.49% for Class A, 2.27% for Class B, 2.26% for Class C and 1.35% for Class Y. Of these waived fees and expenses, the distribution fees waived for Class A, Class B, Class C and Class Y were $35,948, $2,365, $6, and $174, respectively. Beginning Oct. 1, 2005, a new agreement to waive certain fees and expenses is effective until July 31, 2006, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.49% for Class A, 2.27% for Class B, 2.29% for Class C and 1.32% for Class Y of the Fund's average daily net assets.

During the six months ended Jan. 31, 2006, the Fund's custodian and transfer agency fees were reduced by $3,815 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.




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24   --   RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $62,862,205 and $79,134,708 respectively, for the six months ended Jan. 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                       SIX MONTHS ENDED JAN. 31, 2006
                                             CLASS A        CLASS B       CLASS C     CLASS Y
--------------------------------------------------------------------------------------------------
Sold                                          440,323        21,405           25       57,216
Issued for reinvested distributions                --            --           --           --
Redeemed                                   (1,662,747)     (546,356)          --      (38,591)
--------------------------------------------------------------------------------------------------
Net increase (decrease)                    (1,222,424)     (524,951)          25       18,625
--------------------------------------------------------------------------------------------------

                                                           YEAR ENDED JULY 31, 2005
                                             CLASS A        CLASS B       CLASS C     CLASS Y
--------------------------------------------------------------------------------------------------
Sold                                          258,244        48,995          196       96,509
Issued for reinvested distributions                --            --           --           --
Redeemed                                   (3,610,034)     (468,567)      (1,834)     (78,666)
--------------------------------------------------------------------------------------------------
Net increase (decrease)                    (3,351,790)     (419,572)      (1,638)      17,843
--------------------------------------------------------------------------------------------------

5. LENDING OF PORTFOLIO SECURITIES

At Jan. 31, 2006, securities valued at $1,481,750 were on loan to brokers. For collateral, the Fund received $1,525,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $33,658 for the six months ended Jan. 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $68,875,260 at July 31, 2005, that if not offset by capital gains will expire as follows:

                      2010                      2011
                   $26,744,961               $42,130,299

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.




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           RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT   --   25
--------------------------------------------------------------------------------

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JP Morgan Chase bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2006.

8. SUBSEQUENT EVENT

On Feb. 15, 2006, shareholders approved the merger of RiverSource Discovery Fund into RiverSource Small Cap Equity Fund.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.




--------------------------------------------------------------------------------
26   --   RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal or arbitration proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal or arbitration proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.




--------------------------------------------------------------------------------
           RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT   --   27
--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
 PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                        2006(g)             2005        2004        2003          2002
Net asset value, beginning of period                                 $ 9.33            $7.34       $6.08       $4.84        $ 6.68
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           (.04)            (.07)       (.05)       (.03)         (.05)
Net gains (losses) (both realized and unrealized)                       .97             2.06        1.31        1.27         (1.79)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .93             1.99        1.26        1.24         (1.84)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $10.26            $9.33       $7.34       $6.08        $ 4.84
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $153             $151        $143        $134          $130
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                      1.49%(c),(d)     1.43%(c)    1.41%(c)    1.30%(c)      1.18%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     (.73%)(d)        (.74%)      (.71%)      (.62%)        (.75%)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               40%              82%        136%        105%          154%
------------------------------------------------------------------------------------------------------------------------------------
Total return(e)                                                       9.97%(f)        27.11%      20.72%      25.62%       (27.54%)
------------------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.54% for the six months ended Jan. 31, 2006 and 1.47%, 1.53% and 1.43% for the years ended July 31, 2005, 2004 and 2003, respectively.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

(f) Not annualized.

(g) Six months ended Jan. 31, 2006 (Unaudited).



--------------------------------------------------------------------------------
28   --   RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
 PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                           2006(g)          2005        2004        2003          2002
Net asset value, beginning of period                                  $8.44            $6.70       $5.59       $4.48        $ 6.24
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           (.07)            (.13)       (.13)       (.08)         (.11)
Net gains (losses) (both realized and unrealized)                       .87             1.87        1.24        1.19         (1.65)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .80             1.74        1.11        1.11         (1.76)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $9.24            $8.44       $6.70       $5.59        $ 4.48
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                  $9              $13         $13         $17           $21
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                      2.27%(c),(d)     2.21%(c)    2.18%(c)    2.08%(c)      1.96%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets    (1.51%)(d)       (1.52%)     (1.48%)     (1.41%)       (1.53%)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               40%              82%        136%        105%          154%
------------------------------------------------------------------------------------------------------------------------------------
Total return(e)                                                       9.48%(f)        25.97%      19.86%      24.78%       (28.21%)
------------------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.31% for the six months ended Jan. 31, 2006 and 2.25%, 2.30% and 2.21% for the years ended July 31, 2005, 2004 and 2003, respectively.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

(f) Not annualized.

(g) Six months ended Jan. 31, 2006 (Unaudited).




--------------------------------------------------------------------------------
           RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT   --   29
--------------------------------------------------------------------------------

CLASS C
------------------------------------------------------------------------------------------------------------------------------------
 PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                          2006(g)           2005        2004        2003          2002
Net asset value, beginning of period                                 $8.42             $6.68       $5.58       $4.47        $ 6.23
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          (.06)             (.13)       (.09)       (.08)         (.11)
Net gains (losses) (both realized and unrealized)                      .86              1.87        1.19        1.19         (1.65)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .80              1.74        1.10        1.11         (1.76)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $9.22             $8.42       $6.68       $5.58        $ 4.47
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $--               $--         $--         $--           $--
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                     2.26%(c),(d)      2.21%(c)    2.19%(c)    2.14%(c)      2.06%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets   (1.50%)(d)        (1.52%)     (1.49%)     (1.47%)       (1.66%)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              40%               82%        136%        105%          154%
------------------------------------------------------------------------------------------------------------------------------------
Total return(e)                                                      9.50%(f)         26.05%      19.71%      24.83%       (28.25%)
------------------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.31% for the six months ended Jan. 31, 2006 and 2.25%, 2.31% and 2.33% for the years ended July 31, 2005, 2004 and 2003, respectively.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

(f) Not annualized.

(g) Six months ended Jan. 31, 2006 (Unaudited).




--------------------------------------------------------------------------------
30   --   RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

CLASS Y
------------------------------------------------------------------------------------------------------------------------------------
 PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                            2006(g)         2005        2004        2003          2002
Net asset value, beginning of period                                 $  9.46           $7.44       $6.16       $4.89        $ 6.74
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            (.03)           (.05)       (.04)       (.02)         (.04)
Net gains (losses) (both realized and unrealized)                        .98            2.07        1.32        1.29         (1.81)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         .95            2.02        1.28        1.27         (1.85)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $10.41           $9.46       $7.44       $6.16        $ 4.89
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   $3              $3          $2          $1            $1
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       1.35%(c),(d)    1.30%       1.26%(c)    1.12%(c)      1.00%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      (.58%)(d)       (.61%)      (.55%)      (.45%)        (.58%)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                40%             82%        136%        105%          154%
------------------------------------------------------------------------------------------------------------------------------------
Total return(e)                                                       10.04%(f)       27.15%      20.78%      25.97%       (27.45%)
------------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.36% for the six months ended Jan. 31, 2006 and 1.38% and 1.26% for the years ended July 31, 2004 and 2003, respectively.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

(f) Not annualized.

(g) Six months ended Jan. 31, 2006 (Unaudited).



--------------------------------------------------------------------------------
           RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT   --   31
--------------------------------------------------------------------------------

FUND EXPENSES EXAMPLE
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Jan. 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.







--------------------------------------------------------------------------------
32   --   RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                                              BEGINNING        ENDING          EXPENSES
                                            ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                                            AUG. 1, 2005    JAN. 31, 2006    THE PERIOD(a)   EXPENSE RATIO
 Class A

   Actual(b)                                    $1,000        $1,099.70         $7.97(c)         1.49%

   Hypothetical (5% return before expenses)     $1,000        $1,017.89         $7.66(c)         1.49%

 Class B

   Actual(b)                                    $1,000        $1,094.80        $12.12(c)         2.27%

   Hypothetical (5% return before expenses)     $1,000        $1,013.91        $11.65(c)         2.27%

 Class C

   Actual(b)                                    $1,000        $1,095.00        $12.06(c)         2.26%

   Hypothetical (5% return before expenses)     $1,000        $1,013.96        $11.60(c)         2.26%

 Class Y

   Actual(b)                                    $1,000        $1,100.40         $7.22(c)         1.35%

   Hypothetical (5% return before expenses)     $1,000        $1,018.60         $6.94(c)         1.35%


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Jan. 31, 2006:
    +9.97% for Class A, +9.48% for Class B, +9.50% for Class C and +10.04% for Class Y.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended Jan. 31, 2006, the actual expenses paid would have been $8.24 for Class A, $12.38 for Class B, $12.33 for Class C and $7.28 for Class Y; the hypothetical expenses paid would have been $7.92 for Class A, $11.90 for Class B, $11.85 for Class C and $6.99 for Class Y.





--------------------------------------------------------------------------------
           RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT   --   33
--------------------------------------------------------------------------------

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds,


--------------------------------------------------------------------------------
34   --   RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------
the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express
Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New
IMS Agreement). At a meeting of the Fund's shareholders held on Feb. 15, 2006, shareholders approved the New IMS Agreement. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

Nature, Extent and Quality of Services to be Provided by Post-Spin Ameriprise Financial (and Its Subsidiaries)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and
(iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.



--------------------------------------------------------------------------------
           RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT   --   35
--------------------------------------------------------------------------------

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

Investment Performance

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance in 2004 exceeded the median.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

Cost of Services Provided

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients as well as those paid to subadvisers. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment). The Board considered that advisory fees under the New IMS Agreement would stay the same. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed. Furthermore, the Board considered that there was limited opportunity for the Fund to achieve large-scale growth and thus provide RiverSource with potential economies of scale.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains


--------------------------------------------------------------------------------
36   --   RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------
through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial
(and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

Economies of Scale

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

Other Considerations

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint), as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

At a meeting of the Fund's shareholders on Feb. 15, 2006, the Fund's shareholders approved a merger of the Fund into RiverSource Small Cap Equity Fund. Completion of the merger is expected to close before the end of first quarter 2006.




--------------------------------------------------------------------------------
           RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT   --   37
--------------------------------------------------------------------------------

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling (800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.




--------------------------------------------------------------------------------
38   --   RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE DISCOVERY FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

1.  APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

    Affirmative                                         104,689,422.35

    Against                                               3,468,365.11

    Abstain                                               4,033,987.45

    Broker Non-votes                                        177,820.80

    TOTAL                                               112,369,595.71


2.  ELECTION OF BOARD MEMBERS

    KATHLEEN BLATZ

    Affirmative                                         106,771,523.80

    Withhold                                              5,598,071.91

    Abstain                                                       0.00

    TOTAL                                               112,369,595.71


    ARNE H. CARLSON

    Affirmative                                         107,309,515.60

    Withhold                                              5,060,080.11

    Abstain                                                       0.00

    TOTAL                                               112,369,595.71


    PATRICIA M. FLYNN

    Affirmative                                         107,727,717.37

    Withhold                                              4,641,878.34

    Abstain                                                       0.00

    TOTAL                                               112,369,595.71





--------------------------------------------------------------------------------
           RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT   --   39
--------------------------------------------------------------------------------

    ANNE P. JONES

    Affirmative                                         107,385,878.37

    Withhold                                              4,983,717.34

    Abstain                                                       0.00

    TOTAL                                               112,369,595.71


    JEFFREY LAIKIND

    Affirmative                                         107,654,741.50

    Withhold                                              4,714,854.21

    Abstain                                                       0.00

    TOTAL                                               112,369,595.71


    STEPHEN R. LEWIS, JR.

    Affirmative                                         107,760,152.85

    Withhold                                              4,609,442.86

    Abstain                                                       0.00

    TOTAL                                               112,369,595.71


    CATHERINE JAMES PAGLIA

    Affirmative                                         107,676,627.15

    Withhold                                              4,692,968.56

    Abstain                                                       0.00

    TOTAL                                               112,369,595.71


    VIKKI L. PRYOR

    Affirmative                                         107,626,608.66

    Withhold                                              4,742,987.05

    Abstain                                                       0.00

    TOTAL                                               112,369,595.71


    ALAN K. SIMPSON

    Affirmative                                         107,070,208.81

    Withhold                                              5,299,386.90

    Abstain                                                       0.00

    TOTAL                                               112,369,595.71




--------------------------------------------------------------------------------
    40   --   RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

    ALISON TAUNTON-RIGBY

    Affirmative                                         107,697,242.49

    Withhold                                              4,672,353.22

    Abstain                                                       0.00

    TOTAL                                               112,369,595.71


    WILLIAM F. TRUSCOTT

    Affirmative                                         107,646,893.96

    Withhold                                              4,722,701.75

    Abstain                                                       0.00

    TOTAL                                               112,369,595.71


3.  APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION

    Affirmative                                         104,378,324.37

    Against                                               4,210,405.18

    Abstain                                               3,603,045.36

    Broker Non-votes                                        177,820.80

    TOTAL                                               112,369,595.71


4. APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

    Affirmative                                         104,738,200.63

    Against                                               3,735,464.78

    Abstain                                               3,718,109.50

    Broker Non-votes                                        177,820.80

    TOTAL                                               112,369,595.71






--------------------------------------------------------------------------------
           RIVERSOURCE DISCOVERY FUND   --   2006 SEMIANNUAL REPORT   --   41
--------------------------------------------------------------------------------

[Logo RiverSource(SM) Investments]


RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474



This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD.
Both companies are part of Ameriprise Financial, Inc.

SEMIANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]


RIVERSOURCE(SM)
INCOME OPPORTUNITIES FUND

SEMIANNUAL REPORT FOR THE PERIOD ENDED JAN. 31, 2006


- RIVERSOURCE INCOME OPPORTUNITIES FUND (FORMERLY AXP(R) INCOME OPPORTUNITIES
  FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH A HIGH TOTAL RETURN THROUGH CURRENT INCOME AND CAPITAL APPRECIATION.

TABLE OF CONTENTS

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
  with Portfolio Management                6

Investments in Securities                  9

Financial Statements                      17

Notes to Financial Statements             20

Fund Expenses Example                     32

Approval of Investment Management
  Services Agreement                      34

Proxy Voting                              38

Results of Meeting of Shareholders        39

[DALBAR RATED FOR COMMUNICATION 2005 LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

--------------------------------------------------------------------------------
2 -- RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT

FUND SNAPSHOT

                                AT JAN. 31, 2006

PORTFOLIO MANAGER

PORTFOLIO MANAGER       SINCE   YEARS IN INDUSTRY
Brian Lavin, CFA*       6/03           19

* The Fund is managed by a team of portfolio managers led by Brian Lavin.

FUND OBJECTIVE

The Fund seeks high total return through current income and capital appreciation.

Inception dates by class
A: 6/19/03        B: 6/19/03        C: 6/19/03       I: 3/4/04        Y: 6/19/03

Ticker symbols by class
A: AIOAX          B: AIOBX          C: --            I: AOPIX         Y: --

Total net assets                               $374.7 million

Number of holdings                                        225

Weighted average life(1)                            7.6 years

Effective duration(2)                               4.4 years

Weighted average bond rating(3)                            B+

(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

SECTOR COMPOSITION*

[CHART]

PERCENTAGE OF PORTFOLIO ASSETS

Consumer Discretionary          22.3%
Utilities                       16.0%
Telecommunication               15.8%
Materials                       13.5%
Industrials                      8.0%
Energy                           7.2%
Health Care                      6.6%
Short-Term Securities            3.6%
Consumer Staples                 2.8%
Financials                       2.6%
Asset-Backed                     1.6%

* Sectors can be comprised of several industries. Please refer to the sections entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

CREDIT QUALITY SUMMARY

PERCENTAGE OF BOND PORTFOLIO ASSETS

A bonds                                1.0%
BBB bonds                              4.6
BB bonds                              33.1
B bonds                               58.4
CCC bonds                              2.7
Non-rated bonds                        0.2

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate. 1.6% of the portfolio rating above was determined through internal analysis.

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
            RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT -- 3

PERFORMANCE SUMMARY

[CHART]

                             PERFORMANCE COMPARISON
                  FOR THE SIX-MONTH PERIOD ENDED JAN. 31, 2006

RiverSource Income Opportunities Fund
Class A (excluding sales charge)                        +2.02%

Merrill Lynch U.S. High Yield Cash Pay BB-B Rated
Constrained Index(1) (unmanaged)                        +1.73%

Lipper High Current Yield Bond Funds Index(2)           +2.12%

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING (800) 862-7919 OR VISITING www.riversource.com/funds.

(1) The Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

SEC YIELDS

At Jan. 31, 2006 by class
A: 5.97%   B: 5.50%   C: 5.51%   I: 6.67%   Y: 5.50%

At Dec. 30, 2005* by class
A: 6.11%   B: 5.64%   C: 5.64%   I: 6.82%   Y: 5.64%

*The last business day of the period.

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 5 for additional performance information.

STYLE MATRIX

DURATION       SHORT    INT.       LONG
QUALITY
HIGH
MEDIUM
LOW                      X

SHADING WITHIN THE STYLE MATRIX INDICATES AREAS IN WHICH THE FUND GENERALLY INVESTS.

--------------------------------------------------------------------------------
4 -- RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

                          CLASS A             CLASS B             CLASS C         CLASS I     CLASS Y
(INCEPTION DATES)        (6/19/03)           (6/19/03)           (6/19/03)        (3/4/04)   (6/19/03)
                                                    AFTER              AFTER
                      NAV(1)   POP(2)     NAV(1)   CDSC(3)    NAV(1)   CDSC(4)     NAV(5)      NAV(6)
AT JAN. 31, 2006
6 months*             +2.02%   -2.82%     +1.63%   -3.24%     +1.63%   +0.65%      +2.23%      +2.11%
1 year                +4.57%   -0.40%     +3.88%   -0.98%     +3.88%   +2.91%      +5.08%      +4.85%
Since inception       +8.35%   +6.35%     +7.55%   +6.18%     +7.56%   +7.56%      +7.16%      +8.56%

AT DEC. 31, 2005
6 months*             +2.33%   -2.54%     +1.84%   -3.04%     +1.84%   +0.87%      +2.43%      +2.32%
1 year                +3.72%   -1.21%     +2.93%   -1.89%     +2.93%   +1.97%      +4.12%      +3.89%
Since inception       +8.27%   +6.22%     +7.44%   +6.01%     +7.44%   +7.44%      +6.93%      +8.45%

(1)  EXCLUDING SALES CHARGE.
(2)  RETURNS AT PUBLIC OFFERING PRICE (POP) REFLECT A SALES CHARGE OF 4.75%.
(3)  RETURNS AT MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC). CDSC APPLIES AS
     FOLLOWS: FIRST YEAR 5%; SECOND AND THIRD YEAR 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER.
(4)  1% CDSC APPLIES TO REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE.
(5) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO ELIGIBLE INVESTORS ONLY, CURRENTLY LIMITED TO AFFILIATED FUNDS-OF-FUNDS.
(6) SALES CHARGE IS NOT APPLICABLE TO THESE SHARES. SHARES AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.
*    NOT ANNUALIZED.

--------------------------------------------------------------------------------
            RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT -- 5

QUESTIONS & ANSWERS

                           WITH PORTFOLIO MANAGEMENT

BELOW, BRIAN LAVIN, RIVERSOURCE INCOME OPPORTUNITIES FUND'S PORTFOLIO MANAGER, DISCUSSES THE FUND'S RESULTS AND POSITIONING FOR THE SEMIANNUAL PERIOD ENDED JAN. 31, 2006.

Q: HOW DID RIVERSOURCE INCOME OPPORTUNITIES FUND PERFORM FOR THE PERIOD ENDED JAN. 31, 2006?

A: RiverSource Income Opportunities Fund returned 2.02% (Class A shares excluding sales charge) for the six months ended Jan. 31, 2006, outperforming its benchmark, the Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index (Merrill Lynch Index), which returned 1.73% during the same period. The Lipper High Current Yield Bond Funds Index, representing the Fund's peer group, returned 2.12%.

Q: WHAT FACTORS MOST SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE SEMIANNUAL PERIOD?

A: RiverSource Income Opportunities Fund benefited from positive security selection during the six-month period including two strong performers in the telecommunications sector, Valor Telecommunications and Qwest. Valor completed a merger to become a much stronger company, and Qwest turned in strong results that contributed to positive performance. In addition, the Fund owned some higher quality utility bonds that performed well during the period.

     The Fund continues to find value and be focused on bonds in the single B-rated segment of the market. Gains in the energy and pipeline sectors contributed to performance. Energy and health care remain two of the largest allocations in the Fund. The Fund also benefited from modest allocations to the autos and consumer goods areas, as these industries underperformed. Finally, we've been upgrading credit quality in the portfolio and believe that has helped the Fund's performance.

     On the negative side, the riskiest areas of the high yield bond market outperformed higher quality bonds for the period. Because the Fund cannot invest in bonds rated CCC by both national rating agencies, the Fund's performance relative to the Lipper peer group lagged.

--------------------------------------------------------------------------------
6 -- RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

- GOING FORWARD WE CONTINUE TO BELIEVE THAT THE KEY TO POTENTIAL OUTPERFORMANCE WILL BE LEVERAGING OUR STRENGTH IN CREDIT RESEARCH.

Q:   WHAT CHANGES DID YOU MAKE TO THE FUND AND HOW IS IT CURRENTLY POSITIONED?

A: During the six-month period, the Fund had a large underweight in the paper sector relative to the Merrill Lynch Index, which helped the Fund's performance as the sector underperformed. However, toward the end of the period, we felt that certain subsectors within the paper industry were attractively priced and positioned well for positive performance in the coming months. As a result, we increased the Fund's exposure to the paper industry.

     In addition, we reduced the Fund's exposure to interest rate risk. Within the integrated utilities sector, in particular, the Fund owned some securities with longer maturities. We reduced our positions in those securities which are more sensitive to interest rate changes.

     At the end of the semiannual period, the Fund had sizable allocations compared to the Merrill Lynch Index in the defense, energy distribution (pipeline), health care and integrated utilities industries. The Fund had more modest exposure than the Merrill Lynch Index to the retail, technology and airlines industries at the end of the period.

Q:   HOW DO YOU INTEND TO MANAGE THE FUND IN THE COMING MONTHS?

A: Going forward we continue to believe that the key to potential outperformance will be leveraging our strength in credit research. We strive to select the right bonds while maintaining a diligent review of potential credit risks at individual companies. We sell bonds when risks outweigh a bond's total return potential.

--------------------------------------------------------------------------------
            RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT -- 7

QUESTIONS & ANSWERS

     We have a bottom-up approach when selecting credits. One of our competitive advantages is that our team of nine analysts performs in-depth research to acquire deep knowledge and insight of the industries they cover. We believe that good security selection based on quality and in-depth security research will be key to performance in the near term.

     In the coming months, we will closely monitor the actions of the Federal Reserve Board (the Fed) now that White House economist Ben Bernanke has succeeded the former Fed chairman Alan Greenspan. Changes in Fed leadership may cause increased volatility.

     We have a positive view of the economy going forward and believe company fundamentals will remain solid. We are not expecting a major slowdown or recession in the near term; however, we are no longer at the beginning of an economic expansion, and therefore, taking incremental risk when valuations do not justify it does not seem prudent. We continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns.

--------------------------------------------------------------------------------
8 -- RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

RIVERSOURCE INCOME OPPORTUNITIES FUND

JAN. 31, 2006 (UNAUDITED)

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

BONDS (97.4%)

                                                            COUPON       PRINCIPAL
ISSUER                                                       RATE         AMOUNT                  VALUE(a)
ASSET-BACKED (1.6%)
Metris Master Trust
  Series 2001-2 Cl C
   11-20-09                                                   6.39%      $1,600,000(d),(e)     $ 1,601,968
Metris Master Trust
  Series 2004-2 Cl D
   10-20-10                                                   7.74        3,745,000(d),(e)       3,788,105
Metris Master Trust
  Series 2005-1A Cl D
   03-21-11                                                   6.39          775,000(d),(e)         776,757
                                                                                               -----------
Total                                                                                            6,166,830
----------------------------------------------------------------------------------------------------------

AEROSPACE & Defense (3.4%)
Communications & Power Inds
  Sr Sub Nts
   02-01-12                                                   8.00        2,015,000              2,055,300
CPI Holdco
  Sr Nts
   02-01-15                                                   9.67        1,255,000(e)           1,286,375
DRS Technologies
  Sr Nts
   02-01-16                                                   6.63        4,895,000              4,931,713
L-3 Communications
   06-15-12                                                   7.63        1,285,000              1,349,250
   07-15-13                                                   6.13          700,000                689,500
L-3 Communications
  Sr Sub Nts
   01-15-15                                                   5.88        1,550,000              1,495,750
L-3 Communications
  Sr Sub Nts
  Series B
   10-15-15                                                   6.38          800,000                796,000
                                                                                               -----------
Total                                                                                           12,603,888
----------------------------------------------------------------------------------------------------------

AUTOMOTIVE (5.0%)
Ford Motor Credit
   06-16-08                                                   6.63        2,300,000              2,164,268
GMAC
   09-15-11                                                   6.88        7,885,000              7,528,054
   11-01-31                                                   8.00          805,000                821,269
Lear
  Series B
   05-15-09                                                   8.11        2,915,000              2,681,800
Tenneco Automotive
   11-15-14                                                   8.63%      $  800,000            $   804,000
Tenneco
  Secured Series B
   07-15-13                                                  10.25          800,000                896,000
TRW Automotive
  Sr Nts
   02-15-13                                                   9.38        3,380,000              3,675,750
                                                                                               -----------
Total                                                                                           18,571,141
----------------------------------------------------------------------------------------------------------

BROKERAGE (0.8%)
LaBranche & Co
  Sr Nts
   05-15-12                                                  11.00        2,560,000              2,841,600
----------------------------------------------------------------------------------------------------------

BUILDING MATERIALS (1.7%)
Ainsworth Lumber
   10-01-12                                                   7.25        2,125,000(c)           1,933,750
Norcraft Companies LP/Finance
  Sr Sub Nts
   11-01-11                                                   9.00        3,505,000              3,614,531
Ply Gem Inds
  Sr Sub Nts
   02-15-12                                                   9.00          775,000                670,375
                                                                                               -----------
Total                                                                                            6,218,656
----------------------------------------------------------------------------------------------------------

CHEMICALS (5.7%)
BCP Crystal US Holdings
  Sr Sub Nts
   06-15-14                                                   9.63        1,643,000              1,823,730
Georgia Gulf
  Sr Nts
   12-15-13                                                   7.13        3,710,000              3,821,300
INEOS Group Holdings
   02-15-16                                                   8.50        2,140,000(b),(c),(d)   2,140,000
INVISTA
   05-01-12                                                   9.25        3,525,000(d)           3,754,125
MacDermid
   07-15-11                                                   9.13        1,825,000              1,932,219
NALCO
  Sr Nts
   11-15-11                                                   7.75        3,170,000              3,233,400

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
            RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT -- 9

                                                            COUPON       PRINCIPAL
ISSUER                                                       RATE         AMOUNT                  VALUE(a)
CHEMICALS (CONT.)
PQ
   02-15-13                                                   7.50%      $2,930,000(d)         $ 2,761,525
Resolution Performance Products LLC/Capital
  Secured
   04-15-10                                                   9.50        1,920,000              1,958,400
                                                                                               -----------
Total                                                                                           21,424,699
----------------------------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (1.0%)
NationsRent Companies
  Secured
   10-15-10                                                   9.50          280,000                306,600
Neff Rental LLC/Finance
  Secured
   06-15-12                                                  11.25          570,000(d)             608,475
United Rentals North America
   02-15-12                                                   6.50        2,750,000              2,708,750
                                                                                               -----------
Total                                                                                            3,623,825
----------------------------------------------------------------------------------------------------------

CONSUMER PRODUCTS (1.6%)
Sealy Mattress
  Sr Sub Nts
   06-15-14                                                   8.25        3,345,000              3,453,712
Simmons Bedding
  Sr Sub Nts
   01-15-14                                                   7.88          825,000                775,500
Spectrum Brands
  Sr Sub Nts
   10-01-13                                                   8.50        1,610,000              1,380,575
Visant
   10-01-12                                                   7.63          545,000                543,638
                                                                                               -----------
Total                                                                                            6,153,425
----------------------------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (1.4%)
ALH Finance LLC/Finance
  Sr Sub Nts
   01-15-13                                                   8.50        1,000,000                960,000
JohnsonDiversey
  Series B
   05-15-12                                                   9.63        1,635,000              1,659,525
TriMas
   06-15-12                                                   9.88        1,115,000                953,325
Valmont Inds
   05-01-14                                                   6.88        1,515,000              1,526,363
                                                                                               -----------
Total                                                                                            5,099,213
----------------------------------------------------------------------------------------------------------

ELECTRIC (9.8%)
Aquila Canada Finance
   06-15-11                                                   7.75        2,625,000(c)           2,697,188
Aquila
  Sr Nts
   11-15-09                                                   7.63%      $1,645,000            $ 1,682,013
   02-01-11                                                   9.95          965,000              1,066,325
IPALCO Enterprises
  Secured
   11-14-11                                                   8.63        4,995,000              5,531,962
Midwest Generation LLC
  Series B
   01-02-16                                                   8.56        2,511,805              2,731,588
Mirant North America LLC
  Sr Nts
   12-31-13                                                   7.38        2,180,000(d)           2,218,150
Nevada Power
   04-15-12                                                   6.50        2,300,000              2,357,500
NRG Energy
  Sr Nts
   02-01-14                                                   7.25        2,245,000(b)           2,275,869
   02-01-16                                                   7.38        2,990,000(b)           3,042,324
Pacific Gas & Electric
   03-01-34                                                   6.05        1,300,000              1,329,250
PacifiCorp
  1st Mtge
   06-15-35                                                   5.25        2,000,000              1,846,636
Potomac Edison
  1st Mtge
   11-15-14                                                   5.35        2,500,000              2,482,685
Reliant Energy
  Secured
   07-15-13                                                   9.50        1,345,000              1,331,550
Salton Sea Funding
  Sr Nts Series C
   05-30-10                                                   7.84          309,429                322,966
Sierra Pacific Power
   04-15-12                                                   6.25        1,045,000              1,065,900
Southern California Edison
  1st Mtge Series 2005-E
   07-15-35                                                   5.35        2,505,000              2,375,023
Tenaska Alabama Partners LP
  Secured
   06-30-21                                                   7.00        2,517,978(d)           2,555,690
                                                                                               -----------
Total                                                                                           36,912,619
----------------------------------------------------------------------------------------------------------

ENTERTAINMENT (1.5%)
AMC Entertainment
  Series B
   08-15-12                                                   8.63        1,700,000              1,759,500
AMC Entertainment
  Sr Sub Nts
   02-01-11                                                   9.50        1,100,000              1,039,500

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT

                                                            COUPON       PRINCIPAL
ISSUER                                                       RATE         AMOUNT                 VALUE(a)
ENTERTAINMENT (CONT.)
Hit Entertainment
  Term Loan B
   02-24-12                                                   8.88%      $  800,000            $   800,000
Speedway Motorsports
  Sr Sub Nts
   06-01-13                                                   6.75        1,375,000              1,402,500
Universal City Florida Holding I/II
  Sr Nts
   05-01-10                                                   8.38          800,000                802,000
                                                                                               -----------
Total                                                                                            5,803,500
----------------------------------------------------------------------------------------------------------

ENVIRONMENTAL (1.2%)
Allied Waste North America
  Secured
   04-15-11                                                   6.38          295,000                290,206
Allied Waste North America
  Secured Series B
   02-15-11                                                   5.75        1,785,000              1,700,213
Allied Waste North America
  Series B
   09-01-12                                                   9.25        1,690,000              1,829,425
Clean Harbors
   07-15-12                                                  11.25          745,000                834,400
                                                                                               -----------
Total                                                                                            4,654,244
----------------------------------------------------------------------------------------------------------

FOOD AND BEVERAGE (1.1%)
ASG Consolidated LLC/Finance
  Sr Disc Nts (Zero coupon through 11-01-08,
  thereafter 11.50%)
   11-01-11                                                   9.86        1,320,000(h)           1,062,600
Cott Beverages USA
   12-15-11                                                   8.00        3,125,000              3,195,313
                                                                                               -----------
Total                                                                                            4,257,913
----------------------------------------------------------------------------------------------------------

GAMING (8.1%)
Boyd Gaming
  Sr Sub Nts
   02-01-16                                                   7.13        1,680,000              1,667,400
Caesars Entertainment
  Sr Nts
   04-15-13                                                   7.00        1,465,000              1,557,370
Caesars Entertainment
  Sr Sub Nts
   09-15-08                                                   8.88          200,000                216,500
   03-15-10                                                   7.88          350,000                375,813
CCM Merger
   08-01-13                                                   8.00        1,120,000(d)           1,092,000
Circus & Eldorado Jt Venture/Silver Legacy Capital
  1st Mtge
   03-01-12                                                  10.13        2,715,000              2,918,624
Krezner Intl
  Sr Sub Nts
   10-01-15                                                   6.75%      $1,800,000(c)         $ 1,755,000
Majestic Star Casino LLC/Capital
   10-15-10                                                   9.50        2,865,000              3,058,387
Majestic Star Casino LLC/Capital II
  Secured
   01-15-11                                                   9.75          400,000(d)             409,000
MGM MIRAGE
   10-01-09                                                   6.00          150,000                149,438
   09-15-10                                                   8.50        1,825,000              1,980,125
   07-15-15                                                   6.63          850,000                854,250
MGM MIRAGE
  Sr Nts
   12-15-11                                                   6.38          300,000                303,375
   09-01-12                                                   6.75          800,000                814,000
   02-27-14                                                   5.88          725,000                699,625
Mohegan Tribal Gaming Authority
  Sr Nts
   02-15-13                                                   6.13        1,620,000              1,605,825
MTR Gaming Group
  Series B
   04-01-10                                                   9.75        1,300,000              1,371,500
River Rock Entertainment Authority
  Sr Nts
   11-01-11                                                   9.75        1,965,000              2,112,375
Seneca Gaming
  Sr Nts
   05-01-12                                                   7.25        1,200,000              1,215,000
Station Casinos
  Sr Nts
   04-01-12                                                   6.00        1,200,000              1,200,000
Tunica-Biloxi Gaming Authority
  Sr Unsecured
   11-15-15                                                   9.00        3,355,000(d)           3,380,162
Wheeling Island Gaming
   12-15-09                                                  10.13        1,465,000              1,532,756
                                                                                               -----------
Total                                                                                           30,268,525
----------------------------------------------------------------------------------------------------------

GAS DISTRIBUTORS (0.4%)
Inergy LP/Finance
  Sr Nts
   03-01-16                                                   8.25        1,325,000(d)           1,341,563
----------------------------------------------------------------------------------------------------------

GAS PIPELINES (6.0%)
ANR Pipeline
   03-15-10                                                   8.88        3,180,000              3,401,834

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
           RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT -- 11

                                                            COUPON       PRINCIPAL
ISSUER                                                       RATE          AMOUNT                VALUE(a)
GAS PIPELINES (CONT.)
Colorado Interstate Gas
  Sr Nts
   03-15-15                                                   5.95%      $1,265,000            $ 1,238,050
   11-15-15                                                   6.80          900,000(d)             941,625
Copano Energy LLC
  Sr Nts
   03-01-16                                                   8.13          325,000(b),(d)         325,000
El Paso Natural Gas
  Sr Nts Series A
   08-01-10                                                   7.63        1,825,000              1,922,019
Energy Transfer Partners LP
   02-01-15                                                   5.95        2,455,000              2,461,764
Energy Transfer Partners LP
  Sr Unsecured
   08-01-12                                                   5.65          750,000(d)             745,379
Pacific Energy Partners LP/Finance
  Sr Nts
   09-15-15                                                   6.25        1,575,000(d)           1,571,063
Southern Star Central
  Secured
   08-01-10                                                   8.50        3,195,000              3,402,675
Transcontinental Gas Pipe Line
   07-15-26                                                   7.08        2,075,000              2,212,469
   12-01-26                                                   7.25        3,750,000              4,096,874
                                                                                               -----------
Total                                                                                           22,318,752
----------------------------------------------------------------------------------------------------------

HEALTH CARE (6.4%)
Accellent
   12-01-13                                                  10.50          800,000(d)             836,000
Community Health Systems
  Sr Sub Nts
   12-15-12                                                   6.50          990,000                970,200
Coventry Health Care
  Sr Nts
   01-15-12                                                   5.88        1,630,000              1,638,150
DaVita
   03-15-13                                                   6.63        1,360,000              1,373,600
   03-15-15                                                   7.25          200,000                201,250
HCA
   11-06-08                                                   5.25          500,000                495,702
HCA
  Sr Nts
   02-01-11                                                   7.88          500,000                535,193
   05-01-12                                                   6.95        1,100,000              1,131,789
   03-15-14                                                   5.75        1,375,000              1,318,232
HCA
  Sr Unsecured
   12-01-09                                                   5.50          890,000                877,462
   01-15-15                                                   6.38        1,205,000              1,202,999
MedCath Holdings
  Sr Nts
   07-15-12                                                   9.88%      $1,950,000            $ 2,057,249
Omnicare
  Sr Sub Nts
   12-15-13                                                   6.75        1,605,000              1,605,000
   12-15-15                                                   6.88        1,905,000              1,907,381
Select Medical
   02-01-15                                                   7.63        2,045,000              1,820,050
   09-15-15                                                   9.93        1,355,000(d),(e)       1,205,950
Triad Hospitals
  Sr Nts
   05-15-12                                                   7.00        3,510,000              3,602,137
US Oncology
   08-15-12                                                   9.00        1,250,000              1,328,125
                                                                                               -----------
Total                                                                                           24,106,469
----------------------------------------------------------------------------------------------------------

HOME CONSTRUCTION (1.5%)
DR Horton
  Sr Nts
   05-01-13                                                   6.88          200,000                208,005
   02-15-15                                                   5.25          800,000                746,491
DR Horton
  Sr Sub Nts
   09-15-10                                                   9.75          500,000                566,320
KB HOME
  Sr Sub Nts
   02-01-10                                                   7.75          500,000                519,454
Meritage Homes
   03-15-15                                                   6.25        1,255,000              1,148,324
Meritage Homes
  Sr Nts
   05-01-14                                                   7.00          800,000                768,000
Standard Pacific
  Sr Nts
   05-15-11                                                   6.88          775,000                749,813
   03-15-13                                                   7.75          150,000                149,063
Stanley-Martin Communities LLC
   08-15-15                                                   9.75          780,000(d)             721,500
                                                                                               -----------
Total                                                                                            5,576,970
----------------------------------------------------------------------------------------------------------

INDEPENDENT ENERGY (4.5%)
Chesapeake Energy
  Sr Nts
   09-15-13                                                   7.50          980,000              1,040,025
   06-15-14                                                   7.50          567,000                603,146
   08-15-14                                                   7.00          910,000                939,575
   06-15-15                                                   6.38        3,655,000              3,645,863

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT

                                                            COUPON       PRINCIPAL
ISSUER                                                       RATE         AMOUNT                 VALUE(a)
INDEPENDENT ENERGY (CONT.)
Encore Acquisition
  Sr Sub Nts
   04-15-14                                                   6.25%      $3,064,000            $ 2,987,400
   07-15-15                                                   6.00          775,000                728,500
Hilcorp Energy I LP/Finance
  Sr Nts
   11-01-15                                                   7.75        2,215,000(d)           2,256,531
Newfield Exploration
  Sr Nts
   03-01-11                                                   7.63          825,000                891,000
Newfield Exploration
  Sr Sub Nts
   08-15-12                                                   8.38        1,000,000              1,072,500
   09-01-14                                                   6.63          675,000                696,094
VeraSun Energy
  Secured
   12-15-12                                                   9.88        1,955,000(d)           2,003,875
                                                                                               -----------
Total                                                                                           16,864,509
----------------------------------------------------------------------------------------------------------

INTEGRATED ENERGY (0.2%)
Denbury Resources
  Sr Sub Nts
   12-15-15                                                   7.50          625,000                646,875
----------------------------------------------------------------------------------------------------------

LODGING (1.2%)
ITT
   11-15-15                                                   7.38        2,315,000              2,511,775
Vail Resorts
  Sr Sub Nts
   02-15-14                                                   6.75        2,120,000              2,130,600
                                                                                               -----------
Total                                                                                            4,642,375
----------------------------------------------------------------------------------------------------------

MEDIA CABLE (2.8%)
Charter Communications Operating LLC/Capital
  Sr Nts
   04-30-12                                                   8.00          750,000(d)             750,000
   04-30-14                                                   8.38        1,980,000(d)           1,977,525
CSC Holdings
  Sr Nts
   07-15-08                                                   7.25          375,000                375,938
CSC Holdings
  Sr Nts Series B
   04-01-11                                                   7.63        2,130,000              2,132,662
DIRECTV Holdings LLC
   06-15-15                                                   6.38        1,170,000              1,146,600
Echostar DBS
   02-01-16                                                   7.13        1,850,000(b),(d)       1,826,875
Quebecor Media
  Sr Nts
   03-15-16                                                   7.75        1,245,000(c),(d)       1,263,675
QVideotron Ltee
   01-15-14                                                   6.88%      $  820,000(c)         $   832,300
                                                                                               -----------
Total                                                                                           10,305,575
----------------------------------------------------------------------------------------------------------

MEDIA NON CABLE (8.8%)
Dex Media West LLC/Finance
  Sr Nts Series B
   08-15-10                                                   8.50        3,944,000              4,165,849
Dex Media
  (Zero coupon through 11-15-08,
  thereafter 9.00%)
   11-15-13                                                   8.11        1,780,000(h)           1,468,500
Entercom Radio LLC/Capital
   03-01-14                                                   7.63        2,510,000              2,553,925
Lamar Media
   01-01-13                                                   7.25        2,950,000              3,045,875
   08-15-15                                                   6.63          685,000                688,425
Liberty Media
   07-15-29                                                   8.50          775,000                777,606
Liberty Media
  Sr Nts
   05-15-13                                                   5.70        3,585,000              3,355,323
LIN TV
  Cl B
   05-15-13                                                   6.50          445,000                420,525
LIN TV
  Sr Sub Nts
   05-15-13                                                   6.50          825,000                779,625
Radio One
   02-15-13                                                   6.38        1,540,000              1,474,550
Rainbow Natl Services LLC
  Sr Nts
   09-01-12                                                   8.75        1,405,000(d)           1,505,106
Rainbow Natl Services LLC
  Sr Sub Deb
   09-01-14                                                  10.38          750,000(d)             840,000
RH Donnelley
   12-15-12                                                  10.88        2,310,000              2,598,750
Salem Communications
   12-15-10                                                   7.75        3,200,000              3,288,000
Salem Communications Holding
  Series B
   07-01-11                                                   9.00          495,000                522,844
Sinclair Broadcast Group
   03-15-12                                                   8.00        1,075,000              1,088,438
Sun Media
   02-15-13                                                   7.63        2,660,000(c)           2,746,450

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
           RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT -- 13

                                                            COUPON       PRINCIPAL
ISSUER                                                       RATE         AMOUNT                 VALUE(a)
MEDIA NON CABLE (CONT.)
Susquehanna Media
  Sr Sub Nts
   04-15-13                                                   7.38%      $1,385,000            $ 1,495,800
                                                                                               -----------
Total                                                                                           32,815,591
----------------------------------------------------------------------------------------------------------

METALS (0.9%)
California Steel Inds
  Sr Nts
   03-15-14                                                   6.13          800,000                762,000
Euramax
  Term Loan B
   08-08-13                                                  11.54        1,000,000                922,500
Massey Energy
  Sr Nts
   04-01-24                                                   6.88        1,095,000(d)           1,104,581
Novelis
  Sr Nts
   02-15-15                                                   7.50          800,000(c),(d)         756,000
                                                                                               -----------
Total                                                                                            3,545,081
----------------------------------------------------------------------------------------------------------

OIL FIELD SERVICES (2.6%)
Chaparral Energy
  Sr Nts
   12-01-15                                                   8.50        1,990,000(d)           2,099,450
Chart Inds
  Sr Sub Nts
   10-15-15                                                   9.13        2,475,000(d)           2,533,781
Compton Petroleum Finance
   12-01-13                                                   7.63        1,175,000(c),(d)       1,198,500
Grant Prideco
  Sr Unsecured
   08-15-15                                                   6.13          390,000(d)             392,925
Offshore Logistics
   06-15-13                                                   6.13        2,960,000              2,841,600
Pride Intl
  Sr Nts
   07-15-14                                                   7.38          580,000                623,500
                                                                                               -----------
Total                                                                                            9,689,756
----------------------------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (1.9%)
Cardtronics
  Sr Sub Nts
   08-15-13                                                   9.25        2,720,000(d)           2,726,800
Residential Capital
  Sr Unsecured
   06-30-10                                                   6.38        2,675,000              2,742,060
Triad Acquisition
  Sr Unsecured
  Series B
   05-01-13                                                  11.13%      $1,710,000            $ 1,684,350
                                                                                               -----------
Total                                                                                            7,153,210
----------------------------------------------------------------------------------------------------------

PACKAGING (1.2%)
Owens-Brockway Glass Container
   05-15-11                                                   7.75        2,415,000              2,523,675
Owens-Brockway Glass Container
  Secured
   11-15-12                                                   8.75          725,000                779,375
Plastipak Holdings
  Sr Nts
   12-15-15                                                   8.50          570,000(d)             584,250
Silgan Holdings
  Sr Sub Nts
   11-15-13                                                   6.75          800,000                796,000
                                                                                               -----------
Total                                                                                            4,683,300
----------------------------------------------------------------------------------------------------------

PAPER (4.1%)
Boise Cascade LLC
   10-15-14                                                   7.13        1,500,000              1,383,750
Cascades
  Sr Nts
   02-15-13                                                   7.25          775,000(c)             691,688
Crown Americas LLC/Capital
  Sr Nts
   11-15-15                                                   7.75        1,555,000(d)           1,613,313
Domtar
   12-01-13                                                   5.38          925,000(c)             716,875
   08-15-15                                                   7.13          740,000(c)             614,200
Georgia-Pacific
   06-15-15                                                   7.70        3,500,000              3,421,249
Jefferson Smurfit US
   10-01-12                                                   8.25          450,000                427,500
JSG Funding
  Sr Nts
   10-01-12                                                   9.63        2,580,000(c)           2,663,850
NewPage
  Secured
   05-01-12                                                  10.00        1,750,000              1,767,500
Smurfit-Stone Container Enterprises
  Sr Nts
   02-01-11                                                   9.75        2,055,000              2,078,119
                                                                                               -----------
Total                                                                                           15,378,044
----------------------------------------------------------------------------------------------------------

PHARMACEUTICALS (0.2%)
Elan Finance
   11-15-11                                                   7.75          800,000(c)             755,000
----------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT

                                                            COUPON       PRINCIPAL
ISSUER                                                       RATE         AMOUNT                 VALUE(a)
RETAILERS (2.5%)
CSK Auto
   01-15-14                                                   7.00%      $1,320,000           $  1,204,500
General Nutrition Centers
   01-15-11                                                   8.63        1,965,000              1,925,700
Toys "R" Us
   10-15-18                                                   7.38          780,000                571,350
Toys "R" Us
  Term Loan B
   08-21-06                                                   9.86          512,105(f)             512,105
   08-21-06                                                   9.86        2,250,000(b),(f)       2,250,000
United Auto Group
   03-15-12                                                   9.63        2,820,000              2,996,250
                                                                                              ------------
Total                                                                                            9,459,905
----------------------------------------------------------------------------------------------------------

TECHNOLOGY (1.4%)
Flextronics Intl
  Sr Sub Nts
   11-15-14                                                   6.25        2,565,000(c)           2,500,875
Sanmina-SCI
  Sr Sub Nts
   03-01-16                                                   8.13        1,300,000(b)           1,313,000
SunGard Data Systems
  Sr Unsecured
   08-15-13                                                   9.13        1,380,000(d)           1,435,200
                                                                                              ------------
Total                                                                                            5,249,075
----------------------------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (1.1%)
Hertz
  Sr Nts
   01-01-14                                                   8.88        1,835,000(d)           1,894,638
Hertz
  Sr Sub Nts
   01-01-16                                                  10.50        2,255,000(d)           2,356,475
                                                                                              ------------
Total                                                                                            4,251,113
----------------------------------------------------------------------------------------------------------

WIRELESS (2.6%)
Centennial Communications/Cellular Operating LLC
  Sr Nts
   02-01-14                                                   8.13        2,065,000              2,101,138
Dobson Cellular Systems
  Secured
   11-01-11                                                   8.38        1,765,000              1,879,725
Rogers Wireless
  Secured
   12-15-10                                                   7.62          785,000(c),(e)         809,531
   05-01-11                                                   9.63        1,275,000(c)           1,472,625
   12-15-12                                                   7.25          940,000(c)             994,050
   03-01-14                                                   6.38           55,000(c)              55,275
Rogers Wireless
  Sr Sub Nts
   12-15-12                                                   8.00%      $  755,000(c)        $    800,300
US Cellular
  Sr Nts
   12-15-33                                                   6.70        1,600,000              1,572,883
                                                                                              ------------
Total                                                                                            9,685,527
----------------------------------------------------------------------------------------------------------

WIRELINES (3.2%)
Citizens Communications
   05-15-11                                                   9.25          775,000                852,500
GCI
  Sr Nts
   02-15-14                                                   7.25        1,385,000              1,364,225
Qwest
   11-15-08                                                   5.63          475,000                467,875
   03-15-12                                                   8.88        4,665,000              5,166,487
Qwest
  Sr Nts
   06-15-13                                                   7.74          790,000(d),(e)         852,213
Qwest
  Term Loan B
   06-30-10                                                   6.95        1,000,000              1,015,000
Valor Telecommunications Enterprises LLC/Finance
   02-15-15                                                   7.75        2,200,000              2,271,500
                                                                                              ------------
Total                                                                                           11,989,800
----------------------------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $363,921,914)                                                                          $365,058,568
----------------------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES (3.7%)

                                                                           AMOUNT
                                                         EFFECTIVE       PAYABLE AT
ISSUER                                                     YIELD          MATURITY              VALUE(a)
COMMERCIAL PAPER
Barton Capital
   02-01-06                                                   4.48%      $8,700,000(g)        $  8,698,917
Goldman Sachs Group
   02-02-06                                                   4.32        5,000,000              4,998,800
----------------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $13,699,400)                                                                           $ 13,697,717
----------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $377,621,314)(i)                                                                       $378,756,285
==========================================================================================================

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
           RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT -- 15

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Jan. 31, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $13,079,975.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Jan. 31, 2006, the value of foreign securities represented 7.3% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Jan. 31, 2006, the value of these securities amounted to $64,745,750 or 17.3% of net assets.

(e) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Jan. 31, 2006.

(f)   Identifies issues considered to be illiquid as to their marketability (see
      Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Jan. 31, 2006, is as follows:

                                                       ACQUISITION
      SECURITY                                            DATES                          COST
      --------------------------------------------------------------------------------------------
      Toys "R" Us
        9.86% Term Loan B 2006                     08-24-05 thru 01-06-06             $2,757,628

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Jan. 31, 2006, the value of these securities amounted to $8,698,917 or 2.3% of net assets.

(h) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(i) At Jan. 31, 2006, the cost of securities for federal income tax purposes was approximately $377,621,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                                   $ 4,083,000
      Unrealized depreciation                                                    (2,948,000)
      -------------------------------------------------------------------------------------
      Net unrealized appreciation                                               $ 1,135,000
      -------------------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
16 -- RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RIVERSOURCE INCOME OPPORTUNITIES FUND

JAN. 31, 2006 (UNAUDITED)

ASSETS
Investments in securities, at value (Note 1)
   (identified cost $377,621,314)                                                                    $378,756,285
Cash in bank on demand deposit                                                                              3,605
Capital shares receivable                                                                                 194,142
Dividends and accrued interest receivable                                                               6,910,924
Receivable for investment securities sold                                                               5,928,125
Other receivable                                                                                           12,512
-----------------------------------------------------------------------------------------------------------------
Total assets                                                                                          391,805,593
-----------------------------------------------------------------------------------------------------------------

LIABILITIES

Dividends payable to shareholders                                                                         334,389
Capital shares payable                                                                                     15,869
Payable for investment securities purchased                                                            16,619,040
Accrued investment management services fee                                                                  6,257
Accrued distribution fee                                                                                    3,562
Accrued service fee                                                                                             1
Accrued transfer agency fee                                                                                   668
Accrued administrative services fee                                                                           718
Other accrued expenses                                                                                     80,970
-----------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                      17,061,474
-----------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                   $374,744,119
=================================================================================================================

REPRESENTED BY

Capital stock -- $.01 par value (Note 1)                                                             $    365,115
Additional paid-in capital                                                                            373,877,513
Excess of distributions over net investment income                                                       (229,146)
Accumulated net realized gain (loss)                                                                     (416,846)
Unrealized appreciation (depreciation) on investments                                                   1,147,483
-----------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                             $374,744,119
=================================================================================================================
Net assets applicable to outstanding shares:                  Class A                                $204,855,869
                                                              Class B                                $ 72,463,434
                                                              Class C                                $  6,449,796
                                                              Class I                                $ 90,514,372
                                                              Class Y                                $    460,648
Net asset value per share of outstanding capital stock:       Class A shares        19,964,104       $      10.26
                                                              Class B shares         7,064,598       $      10.26
                                                              Class C shares           628,903       $      10.26
                                                              Class I shares         8,809,021       $      10.28
                                                              Class Y shares            44,860       $      10.27
-----------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
           RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT -- 17

STATEMENT OF OPERATIONS

RIVERSOURCE INCOME OPPORTUNITIES FUND

SIX MONTHS ENDED JAN. 31, 2006 (UNAUDITED)

INVESTMENT INCOME

Income:
Interest                                                                       $13,245,890
   Less foreign taxes withheld                                                       1,714
------------------------------------------------------------------------------------------
Total income                                                                    13,247,604
------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                               1,128,434
Distribution fee
   Class A                                                                         258,370
   Class B                                                                         378,419
   Class C                                                                          34,541
Transfer agency fee                                                                191,678
Incremental transfer agency fee
   Class A                                                                          13,193
   Class B                                                                           8,819
   Class C                                                                             824
Service fee -- Class Y                                                                 216
Administrative services fees and expenses                                          121,429
Compensation of board members                                                        5,383
Custodian fees                                                                      21,110
Printing and postage                                                                37,570
Registration fees                                                                   30,958
Audit fees                                                                          10,000
Other                                                                                5,642
------------------------------------------------------------------------------------------
Total expenses                                                                   2,246,586
   Earnings credits on cash balances (Note 2)                                       (5,309)
------------------------------------------------------------------------------------------
Total net expenses                                                               2,241,277
------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                 11,006,327
------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET

Net realized gain (loss) on security transactions (Note 3)                         403,943
Net change in unrealized appreciation (depreciation) on investments             (4,175,045)
------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                  (3,771,102)
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $ 7,235,225
==========================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

RIVERSOURCE INCOME OPPORTUNITIES FUND

                                                                          JAN. 31, 2006    JULY 31, 2005
                                                                        SIX MONTHS ENDED    YEAR ENDED
                                                                           (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS

Investment income (loss) -- net                                             $ 11,006,327    $ 18,006,119
Net realized gain (loss) on investments                                          403,943       5,883,986
Net change in unrealized appreciation (depreciation) on investments           (4,175,045)      3,758,886
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                7,235,225      27,648,991
--------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                 (6,386,867)    (11,152,655)
      Class B                                                                 (2,044,353)     (3,561,657)
      Class C                                                                   (187,353)       (323,947)
      Class I                                                                 (2,654,885)     (2,972,648)
      Class Y                                                                    (13,737)        (20,593)
   Net realized gain
      Class A                                                                 (2,925,577)     (2,417,503)
      Class B                                                                 (1,051,547)       (839,733)
      Class C                                                                    (96,210)        (77,772)
      Class I                                                                 (1,240,162)       (517,890)
      Class Y                                                                     (6,546)         (3,854)
--------------------------------------------------------------------------------------------------------
Total distributions                                                          (16,607,237)    (21,888,252)
--------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Proceeds from sales
   Class A shares (Note 2)                                                    37,661,295     102,757,119
   Class B shares                                                             10,903,769      39,345,095
   Class C shares                                                              1,284,324       3,414,113
   Class I shares                                                             20,123,891      54,112,824
   Class Y shares                                                                 46,155         100,262
Reinvestment of distributions at net asset value
   Class A shares                                                              7,807,146       9,998,956
   Class B shares                                                              2,662,997       3,880,864
   Class C shares                                                                239,608         350,480
   Class I shares                                                              3,818,740       3,493,537
   Class Y shares                                                                 19,440          23,823
Payments for redemptions
   Class A shares                                                            (31,899,394)    (98,436,259)
   Class B shares (Note 2)                                                   (18,372,932)    (21,123,119)
   Class C shares (Note 2)                                                    (1,753,901)     (2,221,713)
   Class I shares                                                                (28,279)    (10,794,352)
   Class Y shares                                                                   (134)        (10,437)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions             32,512,725      84,891,193
--------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                       23,140,713      90,651,932
Net assets at beginning of period                                            351,603,406     260,951,474
--------------------------------------------------------------------------------------------------------
Net assets at end of period                                                 $374,744,119    $351,603,406
========================================================================================================
Undistributed (excess of distributions over) net investment income          $   (229,146)   $     51,722
--------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
           RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT -- 19

NOTES TO FINANCIAL STATEMENTS

RIVERSOURCE INCOME OPPORTUNITIES FUND (FORMERLY AXP INCOME OPPORTUNITIES FUND) (UNAUDITED AS TO JAN. 31, 2006)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Discovery Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Discovery Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market.

The Fund offers Class A, Class B, Class C and Class Y shares.

- Class A shares are sold with a front-end sales charge.
- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.
- Class C shares may be subject to a CDSC.
- Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Jan. 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial), IDS Life Insurance Company and the RiverSource Portfolio Builder Funds owned 100% of Class I shares, which represents 24.15% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
20 -- RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the Board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At Jan. 31, 2006, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Jan. 31, 2006 was $2,762,105 representing 0.74% of net assets. These securities are valued at fair value according to methods selected in good faith by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Jan. 31, 2006, the Fund has entered into outstanding when-issued securities of $10,832,788 and other forward commitments of $2,247,187.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------
           RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT -- 21

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

--------------------------------------------------------------------------------
22 -- RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.61% to 0.485% annually as the Fund's assets increase. On Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement. Effective March 1, 2006, the management fee percentage of the Fund's average daily net assets will decline from 0.61% to 0.38% annually as the Fund's assets increase.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.05% to 0.025% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

--------------------------------------------------------------------------------
           RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT -- 23

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-   Class A $20.50
-   Class B $21.50
-   Class C $21.00
-   Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $220,214 for Class A, $33,005 for Class B and $705 for Class C for the six months ended Jan. 31, 2006.

For the six months ended Jan. 31, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Feb. 28, 2006. Under this agreement, net expenses will not exceed 1.19% for Class A, 1.95% for Class B, 1.95% for Class C, 0.88% for Class I and 1.03% for Class Y of the Fund's average daily net assets. Effective as of March 1, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until July 31, 2006, unless sooner terminated at the discretion of the Board, such that net expenses will not exceed 1.19% for Class A, 1.95% for Class B, 1.95% for Class C, 0.84% for Class I and 1.03% for Class Y of the Fund's average daily net assets.

During the six months ended Jan. 31, 2006, the Fund's custodian and transfer agency fees were reduced by $5,309 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

--------------------------------------------------------------------------------
24 -- RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $231,635,074 and $198,608,635, respectively, for the six months ended Jan. 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                            SIX MONTHS ENDED JAN. 31, 2006
                                            CLASS A       CLASS B       CLASS C       CLASS I       CLASS Y
-------------------------------------------------------------------------------------------------------------
Sold                                         3,623,675     1,050,459     123,301      1,938,644         4,460
Issued for reinvested distributions            759,146       259,153      23,316        370,881         1,889
Redeemed                                    (3,081,789)   (1,767,281)   (169,430)        (2,729)          (13)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)                      1,301,032      (457,669)    (22,813)     2,306,796         6,336
-------------------------------------------------------------------------------------------------------------

                                                               YEAR ENDED JULY 31, 2005
                                            CLASS A       CLASS B       CLASS C       CLASS I       CLASS Y
--------------------------------------------------------------------------------------------------------------
Sold                                         9,755,075     3,734,496     323,893       5,127,282         9,489
Issued for reinvested distributions            950,257       368,918      33,316         332,077         2,264
Redeemed                                    (9,317,916)   (2,014,470)   (211,432)     (1,038,209)         (996)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease)                      1,387,416     2,088,944     145,777       4,421,150        10,757
--------------------------------------------------------------------------------------------------------------

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2006.

--------------------------------------------------------------------------------
           RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT -- 25

6. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal or arbitration proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal or arbitration proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

--------------------------------------------------------------------------------
26 -- RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

FISCAL PERIOD ENDED JULY 31,                                                 2006(h)     2005       2004      2003(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                         $10.53     $10.30     $ 9.70     $ 9.97
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                    .31        .61        .62        .06
Net gains (losses) (both realized and unrealized)                              (.11)       .35        .60       (.27)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                .20        .96       1.22       (.21)
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                           (.32)      (.61)      (.62)      (.06)
Distributions from realized gains                                              (.15)      (.12)        --         --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                            (.47)      (.73)      (.62)      (.06)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $10.26     $10.53     $10.30     $ 9.70
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                      $  205     $  197     $  178     $   56
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                               1.13%(d)   1.10%      1.08%      1.16%(d),(e)
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets              6.03%(d)   5.73%      5.97%      5.59%(d)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                        57%       124%       133%        26%
--------------------------------------------------------------------------------------------------------------------
Total return(f)                                                                2.02%(g)   9.52%     12.72%     (2.04%)(g)
--------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class A would have been 2.51% for the period ended July 31, 2003.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended Jan. 31, 2006 (Unaudited).

--------------------------------------------------------------------------------
           RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT -- 27

CLASS B

FISCAL PERIOD ENDED JULY 31,                                                 2006(h)     2005       2004      2003(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                         $10.53     $10.30     $ 9.70     $ 9.97
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                    .27        .53        .54        .05
Net gains (losses) (both realized and unrealized)                              (.11)       .35        .60       (.27)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                .16        .88       1.14       (.22)
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                           (.28)      (.53)      (.54)      (.05)
Distributions from realized gains                                              (.15)      (.12)        --         --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                            (.43)      (.65)      (.54)      (.05)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $10.26     $10.53     $10.30     $ 9.70
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                      $   72     $   79     $   56     $    4
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                               1.89%(d)   1.86%      1.83%      1.88%(d),(e)
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets              5.26%(d)   4.99%      5.22%      5.14%(d)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                        57%       124%       133%        26%
--------------------------------------------------------------------------------------------------------------------
Total return(f)                                                                1.63%(g)   8.70%     11.90%     (2.11%)(g)
--------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class B would have been 3.27% for the period ended July 31, 2003.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended Jan. 31, 2006 (Unaudited).

--------------------------------------------------------------------------------
28 -- RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT

CLASS C

FISCAL PERIOD ENDED JULY 31,                                                 2006(h)     2005       2004      2003(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                         $10.53     $10.30     $ 9.69     $ 9.97
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                    .27        .53        .54        .05
Net gains (losses) (both realized and unrealized)                              (.11)       .35        .61       (.28)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                .16        .88       1.15       (.23)
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                           (.28)      (.53)      (.54)      (.05)
Distributions from realized gains                                              (.15)      (.12)        --         --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                            (.43)      (.65)      (.54)      (.05)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $10.26     $10.53     $10.30     $ 9.69
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                      $    6     $    7     $    5     $    1
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                               1.89%(d)   1.86%      1.83%      1.61%(d),(e)
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets              5.28%(d)   4.98%      5.20%      5.45%(d)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                        57%       124%       133%        26%
--------------------------------------------------------------------------------------------------------------------
Total return(f)                                                                1.63%(g)   8.69%     12.01%     (2.19%)(g)
--------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class C would have been 3.27% for the period ended July 31, 2003.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended Jan. 31, 2006 (Unaudited).

--------------------------------------------------------------------------------
           RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT -- 29

CLASS I

FISCAL PERIOD ENDED JULY 31,                                                 2006(g)     2005      2004(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                         $10.55     $10.32     $10.41
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                    .33        .65        .27
Net gains (losses) (both realized and unrealized)                              (.11)       .35       (.10)
---------------------------------------------------------------------------------------------------------
Total from investment operations                                                .22       1.00        .17
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                           (.34)      (.65)      (.26)
Distributions from realized gains                                              (.15)      (.12)        --
---------------------------------------------------------------------------------------------------------
Total distributions                                                            (.49)      (.77)      (.26)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $10.28     $10.55     $10.32
---------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                      $   91     $   69     $   21
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                                .74%(d)    .74%       .76%(d)
---------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets              6.45%(d)   6.15%      6.40%(d)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                        57%       124%       133%
---------------------------------------------------------------------------------------------------------
Total return(e)                                                                2.23%(f)   9.92%      1.58%(f)
---------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date is March 4, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.
(f)  Not annualized.
(g)  Six months ended Jan. 31, 2006 (Unaudited).

--------------------------------------------------------------------------------
30 -- RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT

CLASS Y

FISCAL PERIOD ENDED JULY 31,                                                 2006(h)     2005       2004      2003(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                         $10.54     $10.31     $ 9.70     $ 9.97
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                    .32        .62        .63        .06
Net gains (losses) (both realized and unrealized)                              (.11)       .36        .61       (.27)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                .21        .98       1.24       (.21)
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                           (.33)      (.63)      (.63)      (.06)
Distributions from realized gains                                              (.15)      (.12)        --         --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                            (.48)      (.75)      (.63)      (.06)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $10.27     $10.54     $10.31     $ 9.70
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                      $   --     $   --     $   --     $   --
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                                .96%(d)    .94%       .92%      1.01%(d),(e)
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets              6.20%(d)   5.91%      6.08%      5.71%(d)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                        57%       124%       133%        26%
--------------------------------------------------------------------------------------------------------------------
Total return(f)                                                                2.11%(g)   9.70%     13.00%     (2.03%)(g)
--------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class Y would have been 2.35% for the period ended July 31, 2003.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended Jan. 31, 2006 (Unaudited).

--------------------------------------------------------------------------------
           RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT -- 31

FUND EXPENSES EXAMPLE
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Jan. 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
32 -- RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT

                                                  BEGINNING         ENDING          EXPENSES
                                                ACCOUNT VALUE    ACCOUNT VALUE     PAID DURING     ANNUALIZED
                                                AUG. 1, 2005     JAN. 31, 2006    THE PERIOD(a)   EXPENSE RATIO
Class A
   Actual(b)                                        $1,000         $1,020.20         $5.82(c)         1.13%
   Hypothetical (5% return before expenses)         $1,000         $1,019.72         $5.82(c)         1.13%
Class B
   Actual(b)                                        $1,000         $1,016.30         $9.71(c)         1.89%
   Hypothetical (5% return before expenses)         $1,000         $1,015.85         $9.71(c)         1.89%
Class C
   Actual(b)                                        $1,000         $1,016.30         $9.71(c)         1.89%
   Hypothetical (5% return before expenses)         $1,000         $1,015.85         $9.71(c)         1.89%
Class I
   Actual(b)                                        $1,000         $1,022.30         $3.81(c)          .74%
   Hypothetical (5% return before expenses)         $1,000         $1,021.71         $3.81(c)          .74%
Class Y
   Actual(b)                                        $1,000         $1,021.10         $4.94(c)          .96%
   Hypothetical (5% return before expenses)         $1,000         $1,020.59         $4.94(c)          .96%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Jan. 31, 2006: +2.02% for Class A, +1.63% for Class B, +1.63% for Class C, +2.23% for Class I and +2.11% for Class Y.
(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended Jan. 31, 2006, the actual expenses paid would have been $5.87 for Class A, $9.76 for Class B, $9.76 for Class C, $3.86 for Class I and $5.00 for Class Y; the hypothetical expenses paid would have been $5.87 for Class A, $9.76 for Class B, $9.76 for Class C, $3.86 for Class I and $4.99 for Class Y.

--------------------------------------------------------------------------------
           RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT -- 33

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly, American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds,

--------------------------------------------------------------------------------
34 -- RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). At a meeting of the Fund's shareholders held on Feb. 15, 2006, shareholders approved the New IMS Agreement. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

--------------------------------------------------------------------------------
           RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT -- 35

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

INVESTMENT PERFORMANCE

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance in 2004 exceeded the median.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points. The Board considered that advisory fees under the New IMS Agreement would stay the same.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

--------------------------------------------------------------------------------
36 -- RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT

ECONOMIES OF SCALE

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

OTHER CONSIDERATIONS

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint), as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

--------------------------------------------------------------------------------
           RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT -- 37

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
38 -- RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE INCOME OPPORTUNITIES FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

1.  ELECTION OF BOARD MEMBERS

    KATHLEEN BLATZ

    Affirmative                                                 287,509,632.36
    Withhold                                                      5,392,781.08
    Abstain                                                               0.00
    TOTAL                                                       292,902,413.44

    ARNE H. CARLSON

    Affirmative                                                 287,249,595.95
    Withhold                                                      5,652,817.49
    Abstain                                                               0.00
    TOTAL                                                       292,902,413.44

    PATRICIA M. FLYNN

    Affirmative                                                 287,870,649.90
    Withhold                                                      5,031,763.54
    Abstain                                                               0.00
    TOTAL                                                       292,902,413.44

    ANNE P. JONES

    Affirmative                                                 287,535,418.05
    Withhold                                                      5,366,995.39
    Abstain                                                               0.00
    TOTAL                                                       292,902,413.44

    JEFFREY LAIKIND

    Affirmative                                                 287,747,883.33
    Withhold                                                      5,154,530.11
    Abstain                                                               0.00
    TOTAL                                                       292,902,413.44

--------------------------------------------------------------------------------
           RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT -- 39

    STEPHEN R. LEWIS, JR.

    Affirmative                                                 287,719,834.37
    Withhold                                                      5,182,579.07
    Abstain                                                               0.00
    TOTAL                                                       292,902,413.44

    CATHERINE JAMES PAGLIA

    Affirmative                                                 287,793,057.68
    Withhold                                                      5,109,355.76
    Abstain                                                               0.00
    TOTAL                                                       292,902,413.44

    VIKKI L. PRYOR

    Affirmative                                                 287,748,222.54
    Withhold                                                      5,154,190.90
    Abstain                                                               0.00
    TOTAL                                                       292,902,413.44

    ALAN K. SIMPSON

    Affirmative                                                 286,616,081.44
    Withhold                                                      6,286,332.00
    Abstain                                                               0.00
    TOTAL                                                       292,902,413.44

    ALISON TAUNTON-RIGBY

    Affirmative                                                 287,465,743.88
    Withhold                                                      5,436,669.56
    Abstain                                                               0.00
    TOTAL                                                       292,902,413.44

    WILLIAM F. TRUSCOTT

    Affirmative                                                 287,783,579.31
    Withhold                                                      5,118,834.13
    Abstain                                                               0.00
    TOTAL                                                       292,902,413.44

--------------------------------------------------------------------------------
40 -- RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT

2. AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

    Affirmative                                                 283,342,611.02
    Against                                                       5,711,054.40
    Abstain                                                       3,848,748.02
    Broker Non-votes                                                      0.00
    TOTAL                                                       292,902,413.44

3. APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

    Affirmative                                                 285,294,912.90
    Against                                                       3,591,524.02
    Abstain                                                       4,015,976.52
    Broker Non-votes                                                      0.00
    TOTAL                                                       292,902,413.44

4.  APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

    A. DIVERSIFICATION

    Affirmative                                                 285,378,697.31
    Against                                                       3,621,685.38
    Abstain                                                       3,902,030.75
    Broker Non-votes                                                      0.00
    TOTAL                                                       292,902,413.44

    B. LENDING

    Affirmative                                                 283,450,758.56
    Against                                                       5,089,788.96
    Abstain                                                       4,361,865.92
    Broker Non-votes                                                      0.00
    TOTAL                                                       292,902,413.44

    C. BORROWING

    Affirmative                                                 283,002,333.10
    Against                                                       5,641,823.70
    Abstain                                                       4,258,256.64
    Broker Non-votes                                                      0.00
    TOTAL                                                       292,902,413.44

--------------------------------------------------------------------------------
           RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2006 SEMIANNUAL REPORT -- 41

[RIVERSOURCE INVESTMENTS(SM) LOGO]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.


Semiannual Report

[RIVERSOURCE INVESTMENTS LOGO]

RIVERSOURCE(SM)
INFLATION PROTECTED SECURITIES FUND


SEMIANNUAL REPORT FOR THE PERIOD ENDED JAN. 31, 2006

> RIVERSOURCE INFLATION PROTECTED SECURITIES FUND (FORMERLY AXP(R) INFLATION PROTECTED SECURITIES FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH TOTAL RETURN THAT EXCEEDS THE RATE OF INFLATION OVER THE LONG TERM.

TABLE OF CONTENTS

Fund Snapshot                                              3
Performance Summary                                        4
Questions & Answers with Portfolio Management              5
Investments in Securities                                  8
Financial Statements                                      10
Notes to Financial Statements                             13
Fund Expenses Example                                     25
Approval of Investment Management Services Agreement      27
Proxy Voting                                              30
Results of Meeting of Shareholders                        31

[DALBAR LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

------------------------------------------------------------------------
2 * RIVERSOURCE INFLATION PROTECTED SECURITIES FUND *
    2006 SEMIANNUAL REPORT

FUND SNAPSHOT
                                            AT JAN. 31, 2006
---------------------------------------------------------------------
PORTFOLIO MANAGER                                                  <
---------------------------------------------------------------------
PORTFOLIO MANAGER           SINCE          YEARS IN INDUSTRY
Jamie Jackson, CFA           3/04                         17
The Fund is managed by a team led by Jamie Jackson.
---------------------------------------------------------------------
FUND OBJECTIVE                                                     <
---------------------------------------------------------------------
For investors seeking a total return that exceeds the rate of inflation over the long term.

Inception dates by class
A: 3/4/04   B: 3/4/04   C: 3/4/04   I: 3/4/04   Y: 3/4/04

Ticker symbols by class
A: APSAX    B: APSBX    C: --       I: AIPIX    Y: --

Total net assets                              $266.9 million

Number of holdings                                        13

Weighted average life(1)                          10.5 years

Adjusted effective duration(2)                     5.4 years

Weighted average bond rating(3)                          AAA

(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) ADJUSTED EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases. This number reflects an adjustment for the inflation adjustment component of the Fund's holdings.

(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

---------------------------------------------------------------------
STYLE MATRIX                                                       <
---------------------------------------------------------------------

[chart]

Shading within the style matrix indicates areas in which the Fund generally invests.

---------------------------------------------------------------------
SECTOR COMPOSITION                                                 <
---------------------------------------------------------------------

Percentage of portfolio assets

[PIE CHART]

U.S. Government Obligations & Agencies 97.1%

Foreign Government 1.7%

Short-Term Securities 1.2%

---------------------------------------------------------------------
CREDIT QUALITY SUMMARY                                             <
---------------------------------------------------------------------

Percentage of bond portfolio assets

AAA bonds                                     100.0%

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service.

If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.


Principal risks associated with the RiverSource Inflation Protected Securities Fund include credit risk, diversification risk, inflation protected securities risk, and interest rate risk. See the Fund's prospectus for information on these and other risks associated with the Fund. Treasury Inflation Protected Securities (TIPS) are backed by the full faith and credit of the U.S. Government. The U.S. Government guarantee applies only to the underlying TIPS securities, not the Fund itself.

Fund holdings are subject to change.



------------------------------------------------------------------------
3 * RIVERSOURCE INFLATION PROTECTED SECURITIES FUND *
    2006 SEMIANNUAL REPORT

PERFORMANCE SUMMARY



                   PERFORMANCE COMPARISON

        For the six-month period ended Jan. 31, 2006

[BAR CHART]

RiverSource Inflation Protected Securities Fund Class A (excluding sales charge) +1.83%

Lehman Brothers U.S. Treasury Inflation Notes Index(1) (unmanaged)
+2.27%

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/funds.

(1) The Lehman Brothers U.S. Treasury Inflation Notes Index, an unmanaged index, measures the performance of the inflation protected obligations of the U.S. Treasury. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The index does not reflect the effects of sales charges, expenses and taxes.

------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                                                                <
------------------------------------------------------------------------------------------------------------------------------
                                      CLASS A                 CLASS B                 CLASS C           CLASS I     CLASS Y
(INCEPTION DATES)                     (3/4/04)                (3/4/04)                (3/4/04)          (3/4/04)    (3/4/04)
                                                                     AFTER                   AFTER
                                 NAV(1)      POP(2)      NAV(1)     CDSC(3)      NAV(1)     CDSC(4)      NAV(5)      NAV(6)
AT JAN. 31, 2006

6 months*                        +1.83%      -3.01%      +1.53%      -3.41%      +1.53%      +0.54%      +1.98%      +1.91%

1 year                           +2.12%      -2.73%      +1.34%      -3.53%      +1.33%      +0.36%      +2.39%      +2.27%

Since inception                  +3.10%      +0.51%      +2.32%      +0.30%      +2.29%      +2.29%      +3.37%      +3.25%

AT DEC. 31, 2005

6 months*                        -0.13%      -4.87%      -0.62%      -5.45%      -0.62%      -1.58%      +0.01%      -0.06%

1 year                           +2.15%      -2.70%      +1.27%      -3.60%      +1.26%      +0.29%      +2.42%      +2.30%

Since inception                  +3.27%      +0.55%      +2.43%      +0.31%      +2.40%      +2.40%      +3.53%      +3.42%

(1) Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) 1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

* Not annualized.



------------------------------------------------------------------------
4 * RIVERSOURCE INFLATION PROTECTED SECURITIES FUND *
    2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

                                             WITH PORTFOLIO MANAGEMENT



Jamie Jackson, portfolio manager for RiverSource Inflation Protected Securities Fund, discusses the Fund's results and positioning for the six months ended Jan. 31, 2006.

At Jan. 31, 2006, approximately 40% of the Fund's shares were owned in aggregate by RiverSource Portfolio Builder Funds, a group of six asset allocation funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible RiverSource Inflation Protected Securities Fund may experience relatively large purchases or redemptions from RiverSource Portfolio Builder Funds (see page 17, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Inflation Protected Securities Fund may experience increased expenses as it buys and sells securities to manage transactions for RiverSource Portfolio Builder Funds. For more information on the Fund's expenses, see the discussions beginning on pages 16 and 25.



Q:   How did the Fund perform for the period?

A: For the six months ended Jan. 31, 2006, RiverSource Inflation Protected Securities Fund's Class A shares (excluding sales charge) returned 1.83%, underperforming the Fund's benchmark, the unmanaged Lehman Brothers U.S. Treasury Inflation Notes Index, which gained 2.27%.

Q:   What factors most significantly affected the Fund's performance?

A: Because the Fund invests almost exclusively in Treasury Inflation Protected Securities (TIPS), whose interest payments are automatically adjusted to help offset inflation, the overall inflation rate is a primary driver of its total return. The annualized increase in overall inflation that accrued to the Fund during the period was 3.3%. It is important to note that on a monthly basis, the inflation rate registered several outsized spikes and drops throughout the six-month period. Partly in response to higher energy prices caused by disruptions in domestic energy infrastructure due to hurricanes on the Gulf of Mexico, overall inflation surged at a monthly rate of 1.2% in September 2005. This rate of increase is virtually unheard of and was higher than it had been at any point since TIPS were introduced in 1997. Although the magnitude of the spike was temporary, the subsequent drop was not significant enough to offset increases earlier in the period.



------------------------------------------------------------------------
5 * RIVERSOURCE INFLATION PROTECTED SECURITIES FUND *
    2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

> YIELDS OF TIPS DRIFTED HIGHER DURING THE PERIOD, WHICH DETRACTED FROM
  RETURN AS BOND YIELDS AND PRICES TYPICALLY MOVE IN OPPOSITE DIRECTIONS.

When reviewing the performance of TIPS, it is critical to distinguish between overall inflation and core inflation. Overall inflation takes into consideration food and energy as a component of the cost of living. It's the overall inflation rate that the principal and interest on TIPS are tied to. Actual inflation came in higher than expected, and that higher inflation got passed through to 97% of the assets in the Fund. In contrast, core inflation, a measure closely monitored by the Federal Reserve Board (the Fed) that excludes food and energy prices, often changes significantly on a monthly basis. Core inflation hovered close to 2% throughout the period -- a rate considered neutral by the Fed.

We also kept a close eye on increases in short-term interest rates, which influenced the Fund's performance. The Fed raised its target for the federal funds rate, an interest rate that affects short-term rates, five times during the six months. These increases pushed the federal funds rate to 4.5% as of Jan. 31, 2006, its highest level in more than four years. Yields of TIPS drifted higher during the period, which detracted from return as bond yields and prices typically move in opposite directions.

In contrast, the Fed's actions had little impact on long-term bonds. The differences between short-term and long-term bonds remained relatively narrow throughout the period, even leading to a brief inversion of the yield curve, in which short-term rates were higher than long-term rates, occurred in late December 2005.

Finally, the Fund held a 1.7% position in European government bonds, primarily German and British bonds. The strength of the dollar, which improved somewhat during the six months, detracted from the short-term performance of these holdings. We are maintaining the position on the belief that the dollar should weaken.



------------------------------------------------------------------------
6 * RIVERSOURCE INFLATION PROTECTED SECURITIES FUND *
    2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS



Q:   What changes did you make to the Fund during the period?

A: We maintained what we call a barbell position by weighting the Fund to a mix of short-term and long-term bonds and lightening up on intermediate-term securities. This strategy was designed to enable the fund to benefit from the current cycle of rising short-term rates as well as future trends in long-term yields, which we expect will move higher.

Q:   How are you positioning the Fund going forward?

A: We believe the Fed has further room to increase short-term interest rates, based on the general health of the economy. Furthermore, we think that the new Fed Chairman, Ben Bernanke, will continue the policy direction of his predecessor, Alan Greenspan, who stepped down at the end of January 2006. Consequently, we anticipate that interest rates will continue to rise in the near term, perhaps until the federal funds rate reaches 5%, at which point the Fed may pause. As a result, we are maintaining a defensive position to potentially help mitigate the effects of rising short-term rates on the Fund's portfolio.

     Yield curve bias will no longer be a significant part of our strategy as we believe the modest inversion in the curve will prove fleeting. If, as we anticipate, solid economic growth pushes overall inflation higher than current market estimates, TIPS are likely to benefit from this inflation trend.



------------------------------------------------------------------------
7 * RIVERSOURCE INFLATION PROTECTED SECURITIES FUND *
    2006 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource Inflation Protected Securities Fund

JAN. 31, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

-------------------------------------------------------------------------------
BONDS (99.2%)
-------------------------------------------------------------------------------

ISSUER                           COUPON               PRINCIPAL                VALUE(a)
                                  RATE                  AMOUNT
FOREIGN GOVERNMENT (1.7%)
Bundesrepublik Deutschland
 (European Monetary Unit)
   01-04-07                       6.00%            2,075,000(c)              $2,593,771

United Kingdom Treasury
 (British Pound)
   12-07-06                       7.50             1,104,000(c)               2,014,657
                                                                            -----------
Total                                                                         4,608,428
---------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (97.4%)(b)

U.S. Treasury Inflation-Indexed Bond
       01-15-07        3.38       28,455,931      28,853,143
       04-15-10        0.88       22,394,864      21,457,638
       07-15-12        3.00       35,017,883      37,277,380
       01-15-14        2.00       34,861,197      34,899,715
       07-15-14        2.00       19,555,831      19,584,978
       01-15-15        1.63       23,062,474      22,364,764
       01-15-16        2.00       25,393,920      25,523,906
       01-15-25        2.38       14,040,352      14,835,482
       04-15-28        3.63       32,438,786      41,975,436
       04-15-29        3.88        9,846,919      13,318,521
                                                 -----------
Total                                            260,090,963
------------------------------------------------------------

TOTAL BONDS
(Cost: $265,388,335)                            $264,699,391
------------------------------------------------------------

-------------------------------------------------------------------------------
SHORT-TERM SECURITIES (1.2%)
-------------------------------------------------------------------------------
ISSUER                            EFFECTIVE          AMOUNT           VALUE(a)
                                    YIELD          PAYABLE AT
                                                    MATURITY
COMMERCIAL PAPER
Barton Capital
       02-01-06                     4.48%        $3,200,000(d)       $3,199,602
-------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES
(Cost: $3,200,000)                                                   $3,199,602
-------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $268,588,335)(e)                                            $267,898,993
===============================================================================


See accompanying notes to investments in securities.



------------------------------------------------------------------------
8 * RIVERSOURCE INFLATION PROTECTED SECURITIES FUND *
    2006 SEMIANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) U.S. Treasury inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Jan. 31, 2006, the value of foreign securities represented 1.7% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Jan. 31, 2006, the value of these securities amounted to $3,199,602 or 1.2% of net assets.

(e) At Jan. 31, 2006, the cost of securities for federal income tax purposes was approximately $268,588,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation          $    985,000
      Unrealized depreciation            (1,674,000)
      ---------------------------------------------
      Net unrealized depreciation      $   (689,000)
      ---------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.



------------------------------------------------------------------------
9 * RIVERSOURCE INFLATION PROTECTED SECURITIES FUND *
    2006 SEMIANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RiverSource Inflation Protected Securities Fund

JAN. 31, 2006 (UNAUDITED)
---------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)
  (identified cost $268,588,335)                                                             $267,898,993
Capital shares receivable                                                                         159,595
Accrued interest receivable                                                                       776,417
Receivable for investment securities sold                                                      23,931,298
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                         566
---------------------------------------------------------------------------------------------------------
                                                                                              292,766,869
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------
Disbursements in excess of cash on demand deposit                                                   3,432
Dividends payable to shareholders                                                                  26,826
Capital shares payable                                                                             29,820
Payable for investment securities purchased                                                    25,731,480
Accrued investment management services fee                                                          3,205
Accrued distribution fee                                                                            2,211
Accrued transfer agency fee                                                                           464
Accrued administrative services fee                                                                   510
Other accrued expenses                                                                             41,534
---------------------------------------------------------------------------------------------------------
Total liabilities                                                                              25,839,482
---------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                           $266,927,387
=========================================================================================================
---------------------------------------------------------------------------------------------------------
REPRESENTED BY
---------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                                     $    269,631
Additional paid-in capital                                                                    269,921,140
Excess of distributions over net investment income                                             (1,783,160)
Accumulated net realized gain (loss) (Note 7)                                                    (791,791)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)                   (688,433)
---------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                     $266,927,387
=========================================================================================================
Net assets applicable to outstanding shares:              Class A                            $104,218,340
                                                          Class B                            $ 50,873,620
                                                          Class C                            $  3,928,376
                                                          Class I                            $107,897,150
                                                          Class Y                            $      9,901
Net asset value per share of outstanding capital stock:   Class A shares    10,525,697       $       9.90
                                                          Class B shares     5,140,663       $       9.90
                                                          Class C shares       396,925       $       9.90
                                                          Class I shares    10,898,784       $       9.90
                                                          Class Y shares         1,000       $       9.90
---------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
10  *   RIVERSOURCE INFLATION PROTECTED SECURITIES FUND *
        2006 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS

RiverSource Inflation Protected Securities Fund

SIX MONTHS ENDED JAN. 31, 2006 (UNAUDITED)
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------
Income:
Interest                                                                              $4,594,199
------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                       481,500
Distribution fee
      Class A                                                                            122,294
      Class B                                                                            250,087
      Class C                                                                             19,695
Transfer agency fee                                                                       84,858
Incremental transfer agency fee
      Class A                                                                              5,546
      Class B                                                                              4,513
      Class C                                                                                360
Service fee -- Class Y                                                                         5
Administrative services fees and expenses                                                 70,383
Compensation of board members                                                              5,000
Custodian fees                                                                            17,880
Printing and postage                                                                      18,600
Registration fees                                                                         34,775
Audit fees                                                                                10,500
Other                                                                                      2,492
------------------------------------------------------------------------------------------------
Total expenses                                                                         1,128,488
      Expenses waived/reimbursed by the Investment Manager
       and its affiliates (Note 2)                                                       (82,696)
------------------------------------------------------------------------------------------------
                                                                                       1,045,792
      Earnings credits on cash balances (Note 2)                                          (2,986)
------------------------------------------------------------------------------------------------
Total net expenses                                                                     1,042,806
------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                        3,551,393
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) NET
------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
      Security transactions (Note 3)                                                    (535,727)
      Foreign currency transactions                                                      (14,548)
------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                 (550,275)
Net change in unrealized appreciation (depreciation) on investments
      and on translation of assets and liabilities in foreign currencies                 641,545
------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                     91,270
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                       $3,642,663
================================================================================================

See accompanying notes to financial statements.



--------------------------------------------------------------------------------

11 * RIVERSOURCE INFLATION PROTECTED SECURITIES FUND *
     2006 SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

RiverSource Inflation Protected Securities Fund
                                                                                 JAN. 31, 2006   JULY 31, 2005
                                                                               SIX MONTHS ENDED   YEAR ENDED
                                                                                  (UNAUDITED)
----------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                  $  3,551,393    $ 4,224,446
Net realized gain (loss) on investments                                              (550,275)       717,244
Net change in unrealized appreciation (depreciation) on investments
      and on translation of assets and liabilities in foreign currencies              641,545       (846,069)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                     3,642,663      4,095,621
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
      Net investment income
           Class A                                                                 (2,614,193)    (2,083,053)
           Class B                                                                 (1,134,313)      (871,915)
           Class C                                                                    (88,668)       (75,430)
           Class I                                                                 (1,766,691)    (1,116,761)
           Class Y                                                                       (276)          (345)
      Net realized gain
           Class A                                                                   (338,732)       (11,229)
           Class B                                                                   (169,903)        (6,226)
           Class C                                                                    (13,108)          (544)
           Class I                                                                   (218,717)        (5,276)
           Class Y                                                                        (33)            (2)
----------------------------------------------------------------------------------------------------------------
Total distributions                                                                (6,344,634)    (4,170,781)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
----------------------------------------------------------------------------------------------------------------
Proceeds from sales
      Class A shares (Note 2)                                                      35,523,930     66,883,438
      Class B shares                                                               15,915,583     41,297,864
      Class C shares                                                                  803,353      2,490,603
      Class I shares                                                               55,533,246     38,103,991
Reinvestment of distributions at net asset value
      Class A shares                                                                2,746,775      1,924,916
      Class B shares                                                                1,220,380        813,995
      Class C shares                                                                   96,780         72,325
      Class I shares                                                                1,972,139      1,126,860
Payments for redemptions
      Class A shares                                                              (19,048,260)   (20,360,004)
      Class B shares (Note 2)                                                     (14,171,535)    (8,223,800)
      Class C shares (Note 2)                                                        (698,723)      (569,367)
      Class I shares                                                                 (471,457)      (481,177)
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                  79,422,211    123,079,644
----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                            76,720,240    123,004,484
Net assets at beginning of period                                                 190,207,147     67,202,663
----------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                      $266,927,387   $190,207,147
================================================================================================================
Undistributed (excess of distributions over) net investment income               $ (1,783,160)  $    269,588
----------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.



------------------------------------------------------------------------
12 * RIVERSOURCE INFLATION PROTECTED SECURITIES FUND *
     2006 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RiverSource Inflation Protected Securities Fund
(formerly AXP Inflation
Protected Securities Fund)

(Unaudited as to Jan. 31, 2006)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Discovery Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Discovery Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.

The Fund offers Class A, Class B, Class C and Class Y shares.

*   Class A shares are sold with a front-end sales charge.

*   Class B shares may be subject to a contingent deferred sales charge
    (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

*   Class C shares may be subject to a CDSC.

* Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Jan. 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial), IDS Life Insurance Company and the RiverSource Portfolio Builder Funds owned 100% of Class I shares, which represents 40.42% of the Fund's net assets.

At Jan. 31, 2006, Ameriprise Financial, IDS Life Insurance Company and the RiverSource Portfolio Builder Funds owned approximately 40% of the total outstanding Fund shares.

At Jan. 31, 2006, Ameriprise Financial owned 100% of Class Y shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.



------------------------------------------------------------------------
13 * RIVERSOURCE INFLATION PROTECTED SECURITIES FUND *
     2006 SEMIANNUAL REPORT

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the Board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.



------------------------------------------------------------------------
14 * RIVERSOURCE INFLATION PROTECTED SECURITIES FUND *
     2006 SEMIANNUAL REPORT

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and paid monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.



------------------------------------------------------------------------
15 * RIVERSOURCE INFLATION PROTECTED SECURITIES FUND *
     2006 SEMIANNUAL REPORT

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily. Inflation adjustments to the principal amount and cost basis of inflation-indexed securities are included in interest income.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.44% to 0.315% annually as the Fund's assets increase. On Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement. Effective March 1, 2006, the management fee percentage of the Fund's average daily net assets will decline from 0.44% to 0.25% annually as the Fund's assets increase.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.05% to 0.025% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service
Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

*   Class A $20.50

*   Class B $21.50

*   Class C $21.00

*   Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.



-----------------------------------------------------------------------
16 * RIVERSOURCE INFLATION PROTECTED SECURITIES FUND *
     2006 SEMIANNUAL REPORT

The Fund has agreements with Ameriprise Financial Services, Inc (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $164,910 for Class A, $20,063 for Class B and $601 for Class C for the six months ended Jan. 31, 2006.

For the six months ended Jan. 31, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 0.84% for Class A, 1.62% for Class B, 1.62% for Class C, 0.59% for Class I and 0.69% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $56,777, $22,757, $1,788 and $5, respectively, and the management fees waived at the Fund level were $1,369. Under this agreement, which was effective until Feb. 28, 2006, net expenses would not exceed 0.84% for Class A, 1.62% for Class B, 1.62% for Class C, 0.59% for Class I and 0.69% for Class Y of the Fund's average daily net assets. Effective as of March 1, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until July 31, 2006, unless sooner terminated at the discretion of the Board, such that net expenses will not exceed 0.84% for Class A, 1.62% for Class B, 1.62% for Class C, 0.49% for Class I and 0.69% for Class Y of the Fund's average daily net assets.

During the six months ended Jan. 31, 2006, the Fund's custodian and transfer agency fees were reduced by $2,986 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $123,875,418 and $47,425,752, respectively, for the six months ended Jan. 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                   SIX MONTHS ENDED JAN. 31, 2006
                                       CLASS A     CLASS B       CLASS C     CLASS I     CLASS Y
-----------------------------------------------------------------------------------------------------
Sold                                   3,549,454   1,590,125      80,182   5,586,392       --
Issued for reinvested distributions      276,325     122,940       9,748     198,408       --
Redeemed                              (1,906,375) (1,417,345)    (69,810)    (47,357)      --
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                1,919,404     295,720      20,120   5,737,443       --
-----------------------------------------------------------------------------------------------------

                                                            YEAR ENDED JULY 31, 2005
                                       CLASS A     CLASS B       CLASS C     CLASS I     CLASS Y
-----------------------------------------------------------------------------------------------------
Sold                                   6,601,693   4,078,700     245,884   3,761,429       --
Issued for reinvested distributions      189,325      80,048       7,115     110,816       --
Redeemed                              (2,011,535)   (811,956)    (56,170)    (47,732)      --
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                4,779,483   3,346,792     196,829   3,824,513       --
-----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
17 * RIVERSOURCE INFLATION PROTECTED SECURITIES FUND *
     2006 SEMIANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Jan. 31, 2006, the Fund has a forward foreign currency exchange contract that obligates it to deliver currency at a specified future date. The unrealized appreciation on this contract is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contract are as follows:

EXCHANGE DATE               CURRENCY TO                CURRENCY TO       UNREALIZED              UNREALIZED
                           BE DELIVERED                BE RECEIVED      APPRECIATION            DEPRECIATION
------------------------------------------------------------------------------------------------------------
Feb. 3, 2006                    208,003                    171,648          $566                     $--
                            U.S. Dollar     European Monetary Unit

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with the Bank of New York. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2006.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $52,096 at July 31, 2005, that if not offset by capital gains will expire in 2014. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.



------------------------------------------------------------------------
18 * RIVERSOURCE INFLATION PROTECTED SECURITIES FUND *
     2006 SEMIANNUAL REPORT

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal or arbitration proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal or arbitration proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.



------------------------------------------------------------------------
19 * RIVERSOURCE INFLATION PROTECTED SECURITIES FUND *
     2006 SEMIANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A
-------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                             2006(h)         2005          2004(b)
Net asset value, beginning of period                     $10.02        $  9.82         $10.15
-------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                .19            .33            .21
Net gains (losses) (both realized and unrealized)          (.01)           .21           (.34)
-------------------------------------------------------------------------------------------------
Total from investment operations                            .18            .54           (.13)
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.27)          (.34)          (.20)
Distributions from realized gains                          (.03)            --             --
-------------------------------------------------------------------------------------------------
Total distributions                                        (.30)          (.34)          (.20)
-------------------------------------------------------------------------------------------------
Net asset value, end of period                          $  9.90         $10.02        $  9.82
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                    $104            $86            $38
-------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)       .84%(e)        .84%           .84%(e)
-------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
 average daily net assets                                 3.64%(e)       3.47%          5.83%(e)
-------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
 securities)                                                22%            43%            11%
-------------------------------------------------------------------------------------------------
Total return(f)                                           1.83%(g)       5.43%         (1.25%)(g)
-------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 0.96% for the six months ended Jan. 31, 2006 and 1.01% and 1.52% for the periods ended July 31, 2005 and 2004, respectively.

(e) Adjusted to an annual basis.

(f) Total return does not reflect payment of a sales charge.

(g) Not annualized.

(h) Six months ended Jan. 31, 2006 (Unaudited).


---------------------------------------------------------------------
20 * RIVERSOURCE INFLATION PROTECTED SECURITIES FUND *
     2006 SEMIANNUAL REPORT

CLASS B
-------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                             2006(h)         2005          2004(b)
Net asset value, beginning of period                     $10.01        $  9.82         $10.15
-------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                .13            .25            .18
Net gains (losses) (both realized and unrealized)           .02            .20           (.34)
-------------------------------------------------------------------------------------------------
Total from investment operations                            .15            .45           (.16)
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.23)          (.26)          (.17)
Distributions from realized gains                          (.03)
-------------------------------------------------------------------------------------------------
Total distributions                                        (.26)          (.26)          (.17)
-------------------------------------------------------------------------------------------------
Net asset value, end of period                          $  9.90         $10.01        $  9.82
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $51            $49            $15
-------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)      1.62%(e)       1.62%          1.62%(e)
-------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
 daily net assets                                         2.89%(e)       2.80%          5.09%(e)
-------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
 securities)                                                22%            43%            11%
-------------------------------------------------------------------------------------------------
Total return(f)                                           1.53%(g)       4.52%         (1.54%)(g)
-------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.71% for the six months ended Jan. 31, 2006 and 1.77% and 2.30% for the periods ended July 31, 2005 and 2004, respectively.

(e) Adjusted to an annual basis.

(f) Total return does not reflect payment of a sales charge.

(g) Not annualized.

(h) Six months ended Jan. 31, 2006 (Unaudited).



------------------------------------------------------------------------
21 * RIVERSOURCE INFLATION PROTECTED SECURITIES FUND *
     2006 SEMIANNUAL REPORT

CLASS C
-------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                             2006(h)         2005          2004(b)
Net asset value, beginning of period                     $10.01        $  9.82         $10.15
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                .13            .25            .18
Net gains (losses) (both realized and unrealized)           .02            .20           (.35)
-------------------------------------------------------------------------------------------------
Total from investment operations                            .15            .45           (.17)
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.23)          (.26)          (.16)
Distributions from realized gains                          (.03)            --             --
-------------------------------------------------------------------------------------------------
Total distributions                                        (.26)          (.26)          (.16)
-------------------------------------------------------------------------------------------------
Net asset value, end of period                          $  9.90         $10.01        $  9.82
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                      $4             $4             $2
-------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)      1.62%(e)       1.62%          1.61%(e)
-------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
 daily net assets                                         2.90%(e)       2.74%          4.99%(e)
-------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
 securities)                                                22%            43%            11%
-------------------------------------------------------------------------------------------------
Total return(f)                                           1.53%(g)       4.51%         (1.58%)(g)
-------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.71% for the six months ended Jan. 31, 2006 and 1.76% and 2.30% for the periods ended July 31, 2005 and 2004, respectively.

(e) Adjusted to an annual basis.

(f) Total return does not reflect payment of a sales charge.

(g) Not annualized.

(h) Six months ended Jan. 31, 2006 (Unaudited).



------------------------------------------------------------------------
22 * RIVERSOURCE INFLATION PROTECTED SECURITIES FUND *
     2006 SEMIANNUAL REPORT

CLASS I
-------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                             2006(h)         2005          2004(b)
Net asset value, beginning of period                     $10.02        $  9.82         $10.15
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                .21            .36            .22
Net gains (losses) (both realized and unrealized)          (.02)           .20           (.34)
----------------------------------------------------------------------------------------------------
Total from investment operations                            .19            .56           (.12)
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.28)          (.36)          (.21)
Distributions from realized gains                          (.03)            --             --
----------------------------------------------------------------------------------------------------
Total distributions                                        (.31)          (.36)          (.21)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                          $  9.90         $10.02        $  9.82
----------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                    $108            $52            $13
----------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)           .59%(d)        .59%(e)        .59%(d),(e)
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
 daily net assets                                         4.36%(d)       3.82%          6.28%(d)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
 securities)                                                22%            43%            11%
----------------------------------------------------------------------------------------------------
Total return(f)                                           1.98%(g)       5.69%         (1.14%)(g)
----------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjust to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 0.65% and 1.27% for the periods ended July 31, 2005 and 2004, respectively.

(f) Total return does not reflect payment of a sales charge.

(g) Not annualized.

(h) Six months ended Jan. 31, 2006 (Unaudited).



------------------------------------------------------------------------
23 * RIVERSOURCE INFLATION PROTECTED SECURITIES FUND *
     2006 SEMIANNUAL REPORT

CLASS Y
-------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                             2006(h)         2005          2004(b)
Net asset value, beginning of period                     $10.02        $  9.82         $10.15
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                .20            .35            .22
Net gains (losses) (both realized and unrealized)          (.01)           .20           (.35)
----------------------------------------------------------------------------------------------------
Total from investment operations                            .19            .55           (.13)
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.28)          (.35)          (.20)
Distributions from realized gains                          (.03)            --             --
----------------------------------------------------------------------------------------------------
Total distributions                                        (.31)          (.35)          (.20)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                          $  9.90         $10.02        $  9.82
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                      $              $              $
----------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)       .69%(e)        .69%           .69%(e)
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
 daily net assets                                         3.90%(e)       3.36%          5.79%(e)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
 securities)                                                22%            43%            11%
----------------------------------------------------------------------------------------------------
Total return(f)                                           1.91%(g)       5.58%         (1.19%)(g)
----------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 0.79% for the six months ended Jan. 31, 2006 and 0.86% and 1.37% for the periods ended July 31, 2005 and 2004, respectively.

(e) Adjusted to an annual basis.

(f) Total return does not reflect payment of a sales charge.

(g) Not annualized.

(h) Six months ended Jan. 31, 2006 (Unaudited).



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24 * RIVERSOURCE INFLATION PROTECTED SECURITIES FUND *
     2006 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Jan. 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



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25 * RIVERSOURCE INFLATION PROTECTED SECURITIES FUND *
     2006 SEMIANNUAL REPORT

                                                       BEGINNING      ENDING        EXPENSES
                                                     ACCOUNT VALUE ACCOUNT VALUE  PAID DURING      ANNUALIZED
                                                     AUG. 1, 2005  JAN. 31, 2006  THE PERIOD(a)  EXPENSE RATIO
Class A

     Actual(b)                                           $1,000      $1,018.30       $4.32(c)           .84%

     Hypothetical (5% return before expenses)            $1,000      $1,021.20       $4.33(c)           .84%

Class B

     Actual(b)                                           $1,000      $1,015.30       $8.32(c)          1.62%

     Hypothetical (5% return before expenses)            $1,000      $1,017.22       $8.33(c)          1.62%

Class C

     Actual(b)                                           $1,000      $1,015.30       $8.32(c)          1.62%

     Hypothetical (5% return before expenses)            $1,000      $1,017.22       $8.33(c)          1.62%

Class I

     Actual(b)                                           $1,000      $1,019.80       $3.04(c)           .59%

     Hypothetical (5% return before expenses)            $1,000      $1,022.47       $3.04(c)           .59%

Class Y

     Actual(b)                                           $1,000      $1,019.10       $3.55(c)           .69%

     Hypothetical (5% return before expenses)            $1,000      $1,021.96       $3.55(c)           .69%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Jan. 31, 2006: +1.83% for Class A, +1.53% for Class B, +1.53% for Class C, +1.98% for Class I and +1.91% for Class Y.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. Effective as of March 1, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until July 31, 2006, unless sooner terminated at the discretion of the Board, such that net expenses will not exceed 0.84% for Class A; 1.62% for Class B; 1.62% for Class C; 0.49% for Class I and 0.69% for Class Y of the Fund's average daily net assets. If the revised fee schedule under the Administrative Services Agreement and the cap/fee waiver agreement had been in place for the entire six-month period ended Jan. 31, 2006, the actual expenses paid would have been $4.32 for Class A, $8.32 for Class B, $8.32 for Class C, $2.52 for Class I and $3.55 for Class Y; the hypothetical expenses paid would have been $4.33 for Class A, $8.33 for Class B, $8.33 for Class C, $2.53 for Class I and $3.55 for Class Y.



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26 * RIVERSOURCE INFLATION PROTECTED SECURITIES FUND *
     2006 SEMIANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly, American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or
(ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds,



------------------------------------------------------------------------
27 * RIVERSOURCE INFLATION PROTECTED SECURITIES FUND *
     2006 SEMIANNUAL REPORT
the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). At a meeting of the Fund's shareholders held on Feb. 15, 2006, shareholders approved the New IMS Agreement. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

Nature, Extent and Quality of Services to be Provided by Post-Spin Ameriprise Financial (and Its Subsidiaries)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.



------------------------------------------------------------------------
28 * RIVERSOURCE INFLATION PROTECTED SECURITIES FUND *
     2006 SEMIANNUAL REPORT

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

Investment Performance

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance since inception, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to the relevant market index. The Board took into account its determination in April 2005 that at the time, the Fund had less than a full year's performance, making a comparison with similar funds not meaningful.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

Cost of Services Provided

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points. The Board considered that advisory fees under the New IMS Agreement would stay the same.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.



------------------------------------------------------------------------
29 * RIVERSOURCE INFLATION PROTECTED SECURITIES FUND *
     2006 SEMIANNUAL REPORT

Economies of Scale

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

Other Considerations

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint), as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling (800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.



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30 * RIVERSOURCE INFLATION PROTECTED SECURITIES FUND *
     2006 SEMIANNUAL REPORT

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE INFLATION PROTECTED SECURITIES FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

1.   ELECTION OF BOARD MEMBERS

     KATHLEEN BLATZ

     Affirmative                                      179,523,758.81

     Withhold                                           4,051,905.61

     Abstain                                                    0.00

     TOTAL                                            183,575,664.42

     ARNE H. CARLSON

     Affirmative                                      179,611,376.95

     Withhold                                           3,964,287.47

     Abstain                                                    0.00

     TOTAL                                            183,575,664.42

     PATRICIA M. FLYNN

     Affirmative                                      179,779,950.06

     Withhold                                           3,795,714.36

     Abstain                                                    0.00

     TOTAL                                            183,575,664.42

     ANNE P. JONES

     Affirmative                                      179,417,435.64

     Withhold                                           4,158,228.78

     Abstain                                                    0.00

     TOTAL                                            183,575,664.42

     JEFFREY LAIKIND

     Affirmative                                      179,755,171.54

     Withhold                                           3,820,492.88

     Abstain                                                    0.00

     TOTAL                                            183,575,664.42



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31 * RIVERSOURCE INFLATION PROTECTED SECURITIES FUND *
     2006 SEMIANNUAL REPORT

     STEPHEN R. LEWIS, JR.

     Affirmative                                      179,638,612.41

     Withhold                                           3,937,052.01

     Abstain                                                    0.00

     TOTAL                                            183,575,664.42

     CATHERINE JAMES PAGLIA

     Affirmative                                      179,691,956.56

     Withhold                                           3,883,707.86

     Abstain                                                    0.00

     TOTAL                                            183,575,664.42

     VIKKI L. PRYOR

     Affirmative                                      179,739,505.41

     Withhold                                           3,836,159.01

     Abstain                                                    0.00

     TOTAL                                            183,575,664.42

     ALAN K. SIMPSON

     Affirmative                                      179,351,319.62

     Withhold                                           4,224,344.80

     Abstain                                                    0.00

     TOTAL                                            183,575,664.42

     ALISON TAUNTON-RIGBY

     Affirmative                                      179,683,169.17

     Withhold                                           3,892,495.25

     Abstain                                                    0.00

     TOTAL                                            183,575,664.42

     WILLIAM F. TRUSCOTT

     Affirmative                                      179,894,341.35

     Withhold                                           3,681,323.07

     Abstain                                                    0.00

     TOTAL                                            183,575,664.42



------------------------------------------------------------------------
32 * RIVERSOURCE INFLATION PROTECTED SECURITIES FUND *
     2006 SEMIANNUAL REPORT

Semiannual Report

[RIVERSOURCE INVESTMENTS LOGO]


RIVERSOURCE(SM)
LIMITED DURATION BOND FUND


SEMIANNUAL REPORT FOR THE PERIOD ENDED JAN. 31, 2006

> RIVERSOURCE LIMITED DURATION BOND FUND (FORMERLY AXP(R) LIMITED DURATION
  BOND FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH A LEVEL OF CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL.

TABLE OF CONTENTS

Fund Snapshot                                                 3

Performance Summary                                           4

Questions & Answers with Portfolio Management                 5

Investments in Securities                                     8

Financial Statements                                         18

Notes to Financial Statements                                21

Fund Expenses Example                                        35

Approval of Investment Management Services Agreement         37

Proxy Voting                                                 41

Results of Meeting of Shareholders                           42


[DALBAR LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.




------------------------------------------------------------------------------
2   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

FUND SNAPSHOT AT JAN. 31, 2006

---------------------------------------------------------------
PORTFOLIO MANAGERS                                           <
---------------------------------------------------------------
PORTFOLIO MANAGERS                 SINCE     YEARS IN INDUSTRY
Jamie Jackson, CFA                 6/03             17
Scott Kirby                        6/03             19
Tom Murphy, CFA                    6/03             19


------------------------------------------------------------------------------
FUND OBJECTIVE                                                              <
------------------------------------------------------------------------------

The Fund seeks a level of current income consistent with capital preservation.

Inception dates by class
A: 6/19/03        B: 6/19/03        C: 6/19/03       I: 3/4/04      Y: 6/19/03

Ticker symbols by class
A: ALDAX          B: ALDBX          C:      --       I: ALDIX       Y: --

Total net assets                                                $207.1 million

Number of holdings                                                         286

Weighted average life(1)                                             5.0 years

Effective duration(2)                                                3.3 years

Weighted average bond rating(3)                                            AAA

(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

------------------------------------------------------------------------------
STYLE MATRIX                                                                <
------------------------------------------------------------------------------

                [photo] Shading within the style matrix indicates areas in which the
                                              Fund generally invests.


------------------------------------------------------------------------------
SECTOR COMPOSITION                                                          <
------------------------------------------------------------------------------

Percentage of portfolio assets

                                                        [PIE CHART]
Mortgage-Backed 40.8%
U.S. Government Obligations & Agencies 26.4%
Short-Term Securities 12.1%
Corporate Bonds* 9.0%
Commercial Mortgage-Backed 8.5%
Asset-Backed 1.7%
Foreign Government 1.5%

* Includes 3.9% Telecommunication, 1.3% Financials, 1.2% Consumer
  Discretionary, 1.1% Consumer Staples, 0.7% Health Care, 0.5% Utilities and 0.3% Industrials.

------------------------------------------------------------------------------
CREDIT QUALITY SUMMARY                                                      <
------------------------------------------------------------------------------

Percentage of bond portfolio assets

AAA bonds                              88.8%
AA bonds                                1.0
A bonds                                 4.6
BBB bonds                               5.6
Non-investment grade bonds                --

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

There are risks associated with an investment in a bond fund, including the impact of interest rates and credit. These and other risk considerations are discussed in the fund's prospectus. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

Fund holdings are subject to change.

------------------------------------------------------------------------------
3   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

                           PERFORMANCE COMPARISON
                For the six-month period ended Jan. 31, 2006

                                [BAR CHART]

RiverSource Limited Duration Bond Fund Class A (excluding sales charge) = +0.81% Lehman Brothers Intermediate Aggregate Bond Index(1) (unmanaged) = +1.00%
Lipper Short-Intermediate Investment Grade Debt Funds Index(2) = +0.82%

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling
(800) 862-7919 or visiting www.riversource.com/funds.

(1) The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index of intermediate duration fixed-income securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Short-Intermediate Investment Grade Debt Funds Index includes the 30 largest short-intermediate investment grade debt funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses and taxes.


-----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                                             <
-----------------------------------------------------------------------------------------------------------
                             CLASS A            CLASS B               CLASS C        CLASS I     CLASS Y
(INCEPTION DATES)           (6/19/03)          (6/19/03)             (6/19/03)       (3/4/04)   (6/19/03)
                                                      AFTER                 AFTER
                        NAV(1)    POP(2)    NAV(1)    CDSC(3)    NAV(1)    CDSC(4)    NAV(5)      NAV(6)
AT JAN. 31, 2006
6 months*               +0.81%    -3.97%    +0.53%    -4.42%     +0.42%    -0.57%    +1.06%       +0.89%
1 year                  +1.29%    -3.53%    +0.63%    -4.26%     +0.52%    -0.45%    +1.57%       +1.56%
Since inception         +1.74%    -0.14%    +1.02%    -0.46%     +0.97%    +0.97%    +2.20%       +1.91%

AT DEC. 31, 2005
6 months*               +0.01%    -4.74%    -0.26%    -5.17%     -0.37%    -1.35%    +0.26%       +0.09%
1 year                  +1.52%    -3.31%    +0.86%    -4.05%     +0.75%    -0.23%    +1.90%       +1.69%
Since inception         +1.73%    -0.21%    +1.00%    -0.53%     +0.96%    +0.96%    +2.24%       +1.89%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

  *  Not annualized.

------------------------------------------------------------------------------
4   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

                          WITH PORTFOLIO MANAGEMENT

The following discussion with the portfolio management team of RiverSource Limited Duration Bond Fund highlights the Fund's results and strategies for the six months ended Jan. 31, 2006.

At Jan. 31, 2006, approximately 49% of the Fund's shares were owned in aggregate by RiverSource Portfolio Builder Funds, a group of six asset allocation funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible RiverSource Limited Duration Bond Fund may experience relatively large purchases or redemptions from RiverSource Portfolio Builder Funds (see page 27, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Limited Duration Bond Fund may experience increased expenses as it buys and sells securities to manage transactions for RiverSource Portfolio Builder Funds. For more information on the Fund's expenses, see the discussions beginning on pages 25 and 35.


----------------------------------------------------------------------------
SEC YIELDS                                                                <
----------------------------------------------------------------------------

At Jan. 31, 2006 by class

A: 3.62%      B: 3.04%       C: 3.03%        I: 4.10%         Y: 3.96%

At Dec. 30, 2005* by class

A: 3.80%      B: 3.23%       C: 3.21%        I: 4.29%         Y: 4.15%

* The last business day of the period.

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 4 for additional performance information.


Q:   How did the Fund perform for the period?

A: For the six months ended Jan. 31, 2006, RiverSource Limited Duration Bond Fund's Class A shares (excluding sales charge) returned 0.81%, underperforming the Fund's benchmark, the unmanaged Lehman Brothers Intermediate Aggregate Bond Index, which gained 1.00%. The Fund's peer group, as represented by the Lipper Short-Intermediate Investment Grade Debt Funds Index, returned 0.82% for the same six-month period.

Q:   What factors most significantly affected the Fund's performance?

A: The Fund's return was influenced by increases in short-term interest rates and the continued flattening of the yield curve. The yield curve flattened as the difference between yields of short- and long-term securities narrowed during the period. The Federal Reserve Board (the
     Fed) raised its target for the federal funds rate, an interest rate that affects short-term rates throughout the economy, five times during the six months, bringing it to 4.5% as of Jan. 31, 2006. These increases were part of the cycle of

------------------------------------------------------------------------------
5   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

> THE FUND'S RETURN WAS INFLUENCED BY INCREASES IN SHORT-TERM INTEREST RATES AND THE CONTINUED FLATTENING OF THE YIELD CURVE.

     interest rate tightening that began in 2004 -- an effort by the Fed to stem the tide of inflation -- and pushed the federal funds rate to its highest level in more than four years. As yields on short-term bonds increased, prices of these bonds declined, leading to the Fund's modestly positive returns. Largely because of these rising short-term rates, we maintained a defensive posture with the goal of helping to reduce the Fund's interest rate risk.

     Longer-term bonds, on the other hand, were barely affected by the Fed's actions. The so-called spreads or differences between returns of short-term and long-term bonds remained relatively narrow throughout the period. In late December 2005, short-term rates actually moved higher than long-term rates, leading to a relatively unusual situation known as an inversion of the yield curve. (Typically, longer-term bonds have higher yields than shorter-term bonds, helping to compensate for the added risk investors take when they lock in an interest rate for a longer period. The yield curve is essentially a "snapshot" of the relationship between short- and long-term bonds.)

     Rising inflation had a moderately positive impact on the Fund's portfolio. The overall rate of inflation experienced a series of ups and downs on a monthly basis throughout the six-month period. The downward trend near the end of the period, however, was not enough to offset spikes earlier in the period. Upward pressure on inflation benefited the Fund because of a slightly greater-than-Lehman Index position in Treasury Inflation Protected Securities (TIPS), whose interest payments are adjusted depending on the rate of overall inflation.

     In addition to its position in TIPS, the Fund invests in fixed-income securities with potentially higher yields but also more risk in an attempt to diversify and potentially enhance total return. These securities faced a challenging set of

------------------------------------------------------------------------------
6   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

     circumstances during the six-month period. The Fund maintained lower exposure to corporate bonds in a modestly negative market. However, the Fund's holdings in mortgage-backed securities underperformed Treasuries earlier in the period before stabilizing and rallying toward the end of the period. The strength of the U.S. dollar pressured a small position in European government bonds.

Q:   What changes did you make to the Fund during the period?

A: We positioned the Fund with a slightly greater-than-Lehman Index allocation to Treasury Inflation Protected Securities (TIPS), which contributed positively to performance. During the first half of the period, we reduced our position in mortgage-backed securities as returns were flat relative to U.S. Treasuries. When mortgage rates subsequently stabilized and spreads once again widened, we added to our allocation and ended the period with a larger allocation to the sector relative to the Lehman Index. This turned out to be a positive change, as mortgage-backed securities had a very good month in January.

Q:   How are you positioning the Fund going forward?

A: We believe the Fed has further room to increase short-term interest rates, based on the general health of the economy. Furthermore, we think that the new Fed Chairman, Ben Bernanke, will continue the policy direction of his predecessor, Alan Greenspan, who stepped down at the end of January 2006. Consequently, we anticipate that interest rates will continue to rise in the near term, perhaps until the federal funds rate reaches 5%, at which point the Fed may pause. As a result, we are maintaining a defensive duration position to potentially help mitigate the effects of rising short-term rates on the Fund's portfolio. Duration is a measure of the Fund's sensitivity to interest rate changes.

     We are maintaining our TIPS position because we anticipate that solid economic growth will push the overall rate of inflation higher than current market estimates. We remain defensive in the corporate market, instead focusing on better value among asset-backed securities. In addition, tightened spreads have prompted us to lighten up on mortgage-backed securities and look for opportunities to add to our allocation at more attractive levels.

------------------------------------------------------------------------------
7   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource Limited Duration Bond Fund

JAN. 31, 2006 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------
BONDS (97.3%)
------------------------------------------------------------------------
ISSUER         COUPON                    PRINCIPAL            VALUE(a)
                RATE                       AMOUNT

SOVEREIGN (1.7%)
Bundesrepublik Deutschland
  (European Monetary Unit)
   01-04-07     6.00%                    1,622,000(c)       $2,027,517
United Kingdom Treasury
  (British Pound)
   12-07-06     7.50                       792,000(c)        1,445,297
                                                           -------------
Total                                                        3,472,814
------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (29.2%)
Federal Farm Credit Bank
   10-10-08     4.25                       720,000             711,181
Federal Home Loan Bank
   05-22-06     2.88                     2,200,000           2,188,091
   01-18-08     4.63                     3,050,000           3,039,386
   04-18-08     4.13                       785,000             774,689
Federal Home Loan Mtge Corp
   09-15-06     3.63                     2,270,000           2,254,519
   08-17-07     4.00                     2,480,000           2,449,818
   06-15-08     3.88                     3,665,000           3,591,920
   12-19-08     4.63                     1,125,000           1,120,084
   03-18-09     3.76                       545,000             527,640
   07-12-10     4.13                     4,206,000           4,089,410
Federal Natl Mtge Assn
   05-15-07     3.88                       700,000             691,859
   01-15-08     4.63                     3,860,000           3,843,729
   10-15-08     4.50                       810,000             804,337
   02-15-09     3.25                     6,155,000           5,891,043
U.S. Treasury
   11-30-06     2.88                     1,050,000           1,035,358
   06-30-07     3.63                     1,940,000           1,915,372
   11-30-07     4.25                     6,215,000           6,184,410
   01-15-11     4.25                     7,065,000           6,998,730
   11-15-15     4.50                     8,905,000           8,884,474
   08-15-23     6.25                     1,138,000           1,339,640
   02-15-26     6.00                       355,000             412,008
U.S. Treasury Inflation-Indexed Bond
   01-15-15     1.63                     1,920,148(k)        1,862,057
                                                           -------------
Total                                                       60,609,755
------------------------------------------------------------------------

------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------
ISSUER         COUPON                    PRINCIPAL            VALUE(a)
                RATE                       AMOUNT

ASSET-BACKED (1.9%)
Aesop Funding II LLC
  Series 2004-2A Cl A1 (FGIC)
   04-20-08     2.76%                     $175,000(d,g)       $171,097
AmeriCredit Automobile Receivables Trust
  Series 2005-DA Cl A3
   12-06-10     4.87                       150,000             149,695
ARG Funding
  Series 2005-1A Cl A3 (MBIA)
   04-20-11     4.29                       350,000(d,g)        338,685
Capital Auto Receivables Asset Trust
  Series 2004-1
   09-15-10     2.84                       250,000             242,404
Capital Auto Receivables Asset Trust
  Series 2005-1 Cl A4
   07-15-09     4.05                       450,000             444,771
Capital One Auto Finance Trust
  Series 2005-BSS Cl A3
   11-15-09     4.08                       325,000             320,054
Carmax Auto Owner Trust
  Series 2005-1 Cl A4
   03-15-10     4.35                       200,000             197,235
Countrywide Asset-Backed Certificates
  Series 2005-10 Cl AF6
   02-25-36     4.92                       105,000             101,169
Franklin Auto Trust
  Series 2004-1 Cl A3 (MBIA)
   03-15-12     4.15                       100,000(g)           98,562
Long Beach Auto Receivables Trust
  Series 2004-C Cl A3 (FSA)
   09-15-09     3.40                       250,000(g)          247,415
Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
   03-16-09     2.94                       250,000             244,643
Popular ABS Mtge Pass-Through Trust
  Series 2005-A Cl AF2
   06-25-35     4.49                       195,000             191,266
Renaissance Home Equity Loan Trust
  Series 2005-4 Cl A3
   02-25-36     5.57                       285,000             285,744

See accompanying notes to investments in securities.

------------------------------------------------------------------------------
8   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------
ISSUER         COUPON                    PRINCIPAL            VALUE(a)
                RATE                       AMOUNT

ASSET-BACKED (CONT.)
Residential Asset Securities
  Series 2006-KS1 Cl A2
   02-25-36     4.67%                     $635,000(i)         $634,999
WFS Financial Owner Trust
  Series 2004-1 Cl D
   08-22-11     3.17                       170,946             168,232
                                                           -------------
Total                                                        3,835,971
------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (9.4%)(F)
Banc of America Commercial Mtge
  Series 2005-1 Cl A4
   11-10-42     4.88                       250,000             247,945
Banc of America Commercial Mtge
  Series 2005-6 Cl A4
   09-10-47     5.18                       500,000             498,892
Banc of America Large Loan
  Series 2005-BOCA Cl A1
   12-15-16     4.59                       224,732(d,i)        224,790
Banc of America Large Loan
  Series 2005-BOCA Cl A2
   12-15-16     4.64                       150,000(d,i)        150,078
Bear Stearns Commercial Mtge Securities
  Series 2004-PWR5 Cl A3
   07-11-42     4.57                       350,000             339,836
Bear Stearns Commercial Mtge Securities
  Series 2004-T16 Cl A3
   02-13-46     4.03                       240,000             231,409
Bear Stearns Commercial Mtge Securities
  Series 2005-PW10 Cl A4
   12-11-40     5.41                       350,000             353,050
Bear Stearns Commercial Mtge Securities
  Series 2005-PWR8 Cl A1
   06-11-41     4.21                       463,522             455,285
Bear Stearns Commercial Mtge Securities
  Series 2005-T20 Cl E
   10-12-42     5.16                       200,000             196,016
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
   11-20-14     4.46                       164,662(d)          161,417
CDC Commercial Mtge Trust
  Series 2002-FX1 Cl A2
   11-15-30     5.68                       350,000             357,655
Citigroup Commercial Mtge Trust
  Series 2005-EMG Cl A1
   09-20-51     4.15                       552,058(d)          541,843
Citigroup/Deutsche Bank Commercial Mtge Trust
  Series 2005-CD1 Cl A4
   07-15-44     5.23                       525,000             526,283

------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------
ISSUER         COUPON                    PRINCIPAL            VALUE(a)
                RATE                       AMOUNT

COMMERCIAL MORTGAGE-BACKED (CONT.)
Citigroup/Deutsche Bank Commercial Mtge Trust
  Series 2005-CD1 Cl ASB
   07-15-44     5.23%                     $175,000            $175,518
CS First Boston Mtge Securities
  Series 2002-CKS4 Cl A1
   11-15-36     4.49                       339,129             332,757
CS First Boston Mtge Securities
  Series 2005-C5 Cl A2
   08-15-38     5.10                       175,000             174,570
Federal Natl Mtge Assn #386558
   10-01-10     4.85                       485,791             479,149
Federal Natl Mtge Assn #735029
   09-01-13     5.28                       491,281             494,294
GE Capital Commercial Mtge
  Series 2004-C2 Cl A2
   03-10-40     4.12                       200,000             193,750
GE Capital Commercial Mtge
  Series 2005-C1 Cl A5
   06-10-48     4.77                       400,000(j)          386,165
GE Capital Commercial Mtge
  Series 2005-C3 Cl A1
   07-10-45     4.59                       327,023             323,214
General Electric Capital Assurance
  Series 2003-1 Cl A3
   05-12-35     4.77                       575,000(d)          563,859
GMAC Commercial Mtge Securities
  Series 2004-C3 Cl A4
   12-10-41     4.55                       400,000             386,524
GMAC Commercial Mtge Securities
  Series 2005-C1 Cl A1
   05-10-43     4.21                       280,510             275,471
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A4
   06-10-36     4.76                       900,000             884,786
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A5
   06-10-36     4.88                       175,000             172,726
GS Mtge Securities II
  Series 2004-GG2 Cl A4
   08-10-38     4.96                       300,000             296,697
GS Mtge Securities II
  Series 2005-GG4 Cl A1
   07-10-39     4.37                       411,771             404,723
JPMorgan Chase Commercial Mtge Securities
  Series 2002-CIB5 Cl A1
   10-12-37     4.37                       366,081             359,134

See accompanying notes to investments in securities.

------------------------------------------------------------------------------
9   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------
ISSUER         COUPON                    PRINCIPAL            VALUE(a)
                RATE                       AMOUNT

COMMERCIAL MORTGAGE-BACKED (CONT.)
JPMorgan Chase Commercial Mtge Securities
  Series 2003-CB6 Cl A1
   07-12-37     4.39%                     $502,247            $488,887
JPMorgan Chase Commercial Mtge Securities
  Series 2003-LN1 Cl A1
   10-15-37     4.13                       399,680             384,871
JPMorgan Chase Commercial Mtge Securities
  Series 2003-ML1A Cl A1
   03-12-39     3.97                       225,383             217,657
JPMorgan Chase Commercial Mtge Securities
  Series 2004-C2 Cl A2
   05-15-41     5.09                       350,000             348,802
JPMorgan Chase Commercial Mtge Securities
  Series 2004-CBX Cl A3
   01-12-37     4.18                       150,000             145,167
JPMorgan Chase Commercial Mtge Securities
  Series 2005-LDP2 Cl A1
   07-15-42     4.33                       392,349             386,633
JPMorgan Chase Commercial Mtge Securities
  Series 2005-LDP5 Cl A4
   12-15-44     5.18                       500,000             498,561
LB-UBS Commercial Mtge Trust
  Series 2002-C4 Cl A4
   09-15-26     4.56                       250,000             243,718
LB-UBS Commercial Mtge Trust
  Series 2002-C4 Cl A5
   09-15-31     4.85                       500,000             489,668
LB-UBS Commercial Mtge Trust
  Series 2004-C2 Cl A3
   03-15-29     3.97                       250,000             235,508
LB-UBS Commercial Mtge Trust
  Series 2004-C4 Cl A3
   06-15-29     4.98                       200,000             200,104
LB-UBS Commercial Mtge Trust
  Series 2004-C6 Cl A4
   08-15-29     4.58                       350,000             340,534
LB-UBS Commercial Mtge Trust
  Series 2004-C7 Cl A2
   10-15-29     3.99                       400,000             385,796
LB-UBS Commercial Mtge Trust
  Series 2004-C8 Cl A2
   12-15-29     4.20                       350,000             340,295
LB-UBS Commercial Mtge Trust
  Series 2005-C3 Cl A1
   07-15-30     4.39                       270,679             267,369
LB-UBS Commercial Mtge Trust
  Series 2005-C5 Cl A2
   09-15-30     4.89                       325,000             322,244

------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------
ISSUER         COUPON                    PRINCIPAL            VALUE(a)
                RATE                       AMOUNT

COMMERCIAL MORTGAGE-BACKED (CONT.)
Merrill Lynch Mtge Trust
  Series 2005-MCP1 Cl A1
   06-12-43     4.22%                     $338,996            $332,867
Morgan Stanley Capital I
  Series 2003-T11 Cl A2
   06-13-41     4.34                       275,000             268,301
Morgan Stanley Capital I
  Series 2004-HQ4 Cl A5
   04-14-40     4.59                       300,000             291,564
Morgan Stanley Capital I
  Series 2005-IQ10 Cl A4A
   09-15-42     5.23                       350,000             348,489
Morgan Stanley Capital I
  Series 2006-T21 Cl A1
   10-12-52     4.93                     1,000,000           1,000,937
Morgan Stanley, Dean Witter Capital I
  Series 2002-TOP7 Cl A2
   01-15-39     5.98                       450,000             467,851
Prudential Commercial Mtge Trust
  Series 2003-PWR1 Cl A1
   02-11-36     3.67                       318,064             304,800
Wachovia Bank Commercial Mtge Trust
  Series 2005-C16 Cl A2
   10-15-41     4.38                       350,000             340,852
Wachovia Bank Commercial Mtge Trust
  Series 2005-C18 Cl A4
   04-15-42     4.94                       725,000             706,807
                                                          ------------
Total                                                       19,546,118
------------------------------------------------------------------------

MORTGAGE-BACKED (45.0%)(F)
Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2004-2 Cl 6A1
   02-25-35     5.26                       293,260(e)          292,633
Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2005-12 Cl 2A1
   03-25-36     5.74                       683,879(e)          686,337
Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2005-3 Cl 7A1
   07-25-35     5.09                       243,604(e)          241,299
Banc of America Mtge Securities
  Collateralized Mtge Obligation
  Series 2004-F Cl B1
   07-25-34     4.13                       246,463(e)          238,936


See accompanying notes to investments in securities.

------------------------------------------------------------------------------
10   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------
ISSUER         COUPON                    PRINCIPAL            VALUE(a)
                RATE                       AMOUNT

MORTGAGE-BACKED (CONT.)
Banc of America Mtge Securities
  Collateralized Mtge Obligation
  Series 2006-A Cl 3A2
   02-20-36     5.96%                     $550,000(e)         $555,994
Bank of America Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2003-11 Cl 1A1
   01-25-34     6.00                       198,345             197,853
Bank of America Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2003-11 Cl 4A1
   01-25-19     4.75                       245,353             238,376
Bear Stearns Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2004-10 Cl 13A1
   01-25-35     5.02                       483,788(e)          477,076
Bear Stearns Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2004-12 Cl 3A1
   02-25-35     5.16                       346,251(e)          343,197
Chaseflex Trust
  Collateralized Mtge Obligation
  Series 2005-2 Cl 2A2
   06-25-35     6.50                       395,621             403,905
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2003-11T1 Cl A1
   07-25-18     4.75                       225,083             218,683
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-54CB Cl 2A3
   11-25-35     5.50                       408,220             404,562
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-54CB Cl 3A7
   11-25-35     5.50                       416,981             411,886
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-64CB Cl 1A1
   12-25-35     5.50                       868,982             866,819
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-6CB Cl 1A1
   04-25-35     7.50                       401,581             415,658
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2006-2CB Cl A11
   01-25-36     6.00                       800,000             798,625

------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------
ISSUER         COUPON                    PRINCIPAL            VALUE(a)
                RATE                       AMOUNT

MORTGAGE-BACKED (CONT.)
Countrywide Home Loans
  Collateralized Mtge Obligation
  Series 2004-12 Cl 1M
   08-25-34     4.60%                     $174,578(e)         $169,684
Countrywide Home Loans
  Collateralized Mtge Obligation
  Series 2005-R2 Cl 2A1
   06-25-35     7.00                       541,511(d)          564,960
Countrywide Home Loans
  Collateralized Mtge Obligation
  Series 2005-HYB1 Cl 6A1
   03-25-35     5.18                     1,010,447(e)          999,792
Countrywide Home Loans
  Collateralized Mtge Obligation
  Series 2006-HYB1 Cl 1A1
   03-20-36     5.42                       450,000(e)          449,156
CS First Boston Mtge Securities
  Collateralized Mtge Obligation
  Series 2004-AR5 Cl CB1
   06-25-34     4.39                       172,933(e)          167,938
CS First Boston Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-10 Cl 4A1
   11-25-35     6.50                       628,861             638,044
CS First Boston Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-12 Cl 3A1
   01-25-36     7.00                       798,757             823,718
CS First Boston Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-8 Cl 7A1
   09-25-35     7.00                       888,620             909,526
Downey Savings & Loan Assn Mtge Loan Trust
  Collateralized Mtge Obligation
  Interest Only
  Series 2005-AR5 Cl X1
   08-19-45     6.38                     5,216,923(e,h)         73,363
Federal Home Loan Mtge Corp #A10892
   07-01-33     6.00                       220,787             224,679
Federal Home Loan Mtge Corp #A12692
   10-01-32     6.00                       247,402             250,902
Federal Home Loan Mtge Corp #A13092
   09-01-33     5.00                     1,346,808(b)        1,305,316
Federal Home Loan Mtge Corp #A13854
   09-01-33     6.00                       298,657             303,517
Federal Home Loan Mtge Corp #A28602
   11-01-34     6.50                     1,203,203           1,232,547


See accompanying notes to investments in securities.

------------------------------------------------------------------------------
11   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------
ISSUER         COUPON                    PRINCIPAL            VALUE(a)
                RATE                       AMOUNT

MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp #B11835
   01-01-19     5.50%                   $1,193,904          $1,201,020
Federal Home Loan Mtge Corp #C77372
   03-01-33     6.00                       481,481             488,332
Federal Home Loan Mtge Corp #C90613
   01-01-23     5.00                       192,073             187,480
Federal Home Loan Mtge Corp #D96300
   10-01-23     5.50                       400,350             400,144
Federal Home Loan Mtge Corp #E74288
   12-01-13     6.00                       302,406             308,195
Federal Home Loan Mtge Corp #E96903
   05-01-18     5.50                       540,041             545,719
Federal Home Loan Mtge Corp #E96941
   06-01-18     4.50                       182,160             177,225
Federal Home Loan Mtge Corp #E99684
   10-01-18     5.00                       361,776             358,183
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
   01-15-18     6.50                       258,403             269,407
   10-15-27     5.00                     1,350,000           1,335,550
   06-15-28     5.00                       850,000             841,035
   12-15-28     5.50                       445,000             446,950
   02-15-33     5.50                       199,020             200,490
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Interest Only
   07-15-17     7.51                       337,325(h)           38,736
   10-15-22    14.56                       326,000(h)           18,852
Federal Natl Mtge Assn
   02-01-21     5.00                       900,000(b)          888,750
   02-01-21     5.50                     2,375,000(b)        2,389,102
   02-01-21     6.00                     1,000,000(b)        1,021,562
   02-01-36     5.00                     1,000,000(b)          965,938
   02-01-36     5.50                     4,000,000(b)        3,956,247
   02-01-36     6.00                     8,110,000(b)        8,188,569
   02-01-36     6.50                     1,850,000(b)        1,896,250
Federal Natl Mtge Assn #252440
   05-01-29     7.00                       611,301             635,929
Federal Natl Mtge Assn #254684
   03-01-18     5.00                     1,729,906           1,711,968
Federal Natl Mtge Assn #254906
   10-01-18     4.50                       836,726             814,532
Federal Natl Mtge Assn #254916
   09-01-23     5.50                       373,904             373,491
Federal Natl Mtge Assn #255408
   09-01-24     5.50                     1,309,331           1,304,677
Federal Natl Mtge Assn #255788
   06-01-15     5.50                       899,894             907,797

------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------
ISSUER         COUPON                    PRINCIPAL            VALUE(a)
                RATE                       AMOUNT

MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #440730
   12-01-28     6.00%                     $253,443            $257,708
Federal Natl Mtge Assn #493945
   04-01-29     6.50                       197,176             204,530
Federal Natl Mtge Assn #518159
   09-01-14     7.00                       631,922             652,702
Federal Natl Mtge Assn #545216
   03-01-09     5.86                       250,355             254,394
Federal Natl Mtge Assn #545869
   07-01-32     6.50                       107,979             111,298
Federal Natl Mtge Assn #555340
   04-01-33     5.50                       580,295             576,567
Federal Natl Mtge Assn #555734
   07-01-23     5.00                       152,571             149,003
Federal Natl Mtge Assn #555740
   08-01-18     4.50                       211,907             206,236
Federal Natl Mtge Assn #555794
   09-01-28     7.50                       122,375             128,469
Federal Natl Mtge Assn #582154
   05-01-31     6.50                       178,027             182,891
Federal Natl Mtge Assn #597374
   09-01-31     7.00                       146,676             153,774
Federal Natl Mtge Assn #611831
   02-01-31     7.50                        84,286              88,403
Federal Natl Mtge Assn #643381
   06-01-17     6.00                       329,973             337,307
Federal Natl Mtge Assn #646147
   06-01-32     7.00                       959,342           1,003,232
Federal Natl Mtge Assn #649876
   08-01-32     6.50                       117,756             121,658
Federal Natl Mtge Assn #650009
   09-01-31     7.50                       252,879             265,230
Federal Natl Mtge Assn #652752
   07-01-17     6.50                       380,146             390,644
Federal Natl Mtge Assn #654208
   10-01-32     6.50                       322,567             331,320
Federal Natl Mtge Assn #655679
   08-01-32     6.50                       200,131             205,561
Federal Natl Mtge Assn #661815
   10-01-32     6.00                       196,424             198,886
Federal Natl Mtge Assn #662061
   09-01-32     6.50                     1,251,464           1,285,421
Federal Natl Mtge Assn #677089
   01-01-33     5.50                       981,978             973,486
Federal Natl Mtge Assn #678028
   09-01-17     6.00                       198,117             202,521
Federal Natl Mtge Assn #683100
   02-01-18     5.50                       303,954             306,330


See accompanying notes to investments in securities.

------------------------------------------------------------------------------
12   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------
ISSUER         COUPON                    PRINCIPAL            VALUE(a)
                RATE                       AMOUNT

MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #683116
   02-01-33     6.00%                     $737,133            $745,637
Federal Natl Mtge Assn #689026
   05-01-33     5.50                     1,721,663           1,708,425
Federal Natl Mtge Assn #689093
   07-01-28     5.50                       156,445             155,369
Federal Natl Mtge Assn #704610
   06-01-33     5.50                     1,446,692           1,434,296
Federal Natl Mtge Assn #708959
   06-01-18     4.50                       753,342             733,360
Federal Natl Mtge Assn #709093
   06-01-33     6.00                       250,980             253,707
Federal Natl Mtge Assn #709901
   06-01-18     5.00                       803,681             795,878
Federal Natl Mtge Assn #710780
   05-01-33     6.00                       610,862             617,500
Federal Natl Mtge Assn #711224
   06-01-33     5.50                       121,140             120,102
Federal Natl Mtge Assn #711501
   05-01-33     5.50                       203,077             201,523
Federal Natl Mtge Assn #711503
   06-01-33     5.50                       180,157             179,284
Federal Natl Mtge Assn #712057
   07-01-18     4.50                       198,451             193,187
Federal Natl Mtge Assn #720006
   07-01-33     5.50                       127,240             126,149
Federal Natl Mtge Assn #720378
   06-01-18     4.50                       245,209             238,705
Federal Natl Mtge Assn #724867
   06-01-18     5.00                       336,335             333,120
Federal Natl Mtge Assn #725232
   03-01-34     5.00                     1,488,427           1,443,462
Federal Natl Mtge Assn #725425
   04-01-34     5.50                     1,737,724           1,722,834
Federal Natl Mtge Assn #725431
   08-01-15     5.50                       339,473             342,328
Federal Natl Mtge Assn #725684
   05-01-18     6.00                       531,052             542,586
Federal Natl Mtge Assn #725719
   07-01-33     4.84                       313,447(e)          307,504
Federal Natl Mtge Assn #725737
   08-01-34     4.53                       319,950(e)          317,669
Federal Natl Mtge Assn #726940
   08-01-23     5.50                       214,021             212,756
Federal Natl Mtge Assn #735057
   01-01-19     4.50                       182,259             177,425
Federal Natl Mtge Assn #735160
   12-01-34     4.34                       210,780(e)          207,087

------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------
ISSUER         COUPON                    PRINCIPAL            VALUE(a)
                RATE                       AMOUNT

MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #743347
   10-01-33     6.00%                     $193,612            $196,443
Federal Natl Mtge Assn #743579
   11-01-33     5.50                       903,580             895,837
Federal Natl Mtge Assn #747339
   10-01-23     5.50                       561,697             558,347
Federal Natl Mtge Assn #753074
   12-01-28     5.50                       263,881             262,067
Federal Natl Mtge Assn #755056
   12-01-23     5.50                       840,588             839,660
Federal Natl Mtge Assn #757581
   01-01-19     5.50                       982,093             988,598
Federal Natl Mtge Assn #759330
   01-01-19     6.50                       574,974             590,873
Federal Natl Mtge Assn #763754
   02-01-29     5.50                       338,979             336,654
Federal Natl Mtge Assn #765760
   02-01-19     5.00                       480,226             475,247
Federal Natl Mtge Assn #766641
   03-01-34     5.00                     1,155,119           1,118,386
Federal Natl Mtge Assn #768117
   08-01-34     5.42                       199,888(e)          200,804
Federal Natl Mtge Assn #768296
   01-01-19     6.00                       914,930             935,288
Federal Natl Mtge Assn #790759
   09-01-34     4.81                       781,904(e)          777,451
Federal Natl Mtge Assn #794958
   10-01-19     6.00                       411,588             420,621
Federal Natl Mtge Assn #811925
   04-01-35     4.92                       432,862(e)          431,575
Federal Natl Mtge Assn #815264
   05-01-35     5.26                       563,404(e)          563,300
Federal Natl Mtge Assn #821378
   05-01-35     5.03                       414,299(e)          414,342
Federal Natl Mtge Assn #829227
   08-01-35     6.00                     1,901,381           1,920,732
Federal Natl Mtge Assn #845070
   12-01-35     5.10                       497,867(e)          495,915
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
   12-25-26     8.00                        99,191             104,836
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
   12-25-22     8.27                       215,094(h)           31,574
   12-25-31     0.00                       364,567(h)           60,864
   12-25-33     6.09                       338,330(h)           76,918


See accompanying notes to investments in securities.

------------------------------------------------------------------------------
13   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------
ISSUER         COUPON                    PRINCIPAL            VALUE(a)
                RATE                       AMOUNT

MORTGAGE-BACKED (CONT.)
First Horizon Alternative Mtge Securities
  Collateralized Mtge Obligation
  Series 2004-AA4 Cl A1
   10-25-34     5.40%                     $258,509(i)         $260,675
First Horizon Alternative Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-AA2 Cl 2A1
   04-25-35     5.40                       376,151(i)          378,164
First Horizon Alternative Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-AA3 Cl 3A1
   05-25-35     5.39                       398,579(i)          398,388
First Horizon Alternative Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-AA4 Cl B1
   06-25-35     5.37                       319,628             320,916
Govt Natl Mtge Assn #567717
   06-15-32     7.50                        31,546              33,216
Govt Natl Mtge Assn #604708
   10-15-33     5.50                       331,419             333,333
Harborview Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2005-16 Cl 3A1B
   01-19-36     4.82                       721,472(e)          721,469
IndyMac Index Mtge Loan Trust
  Collateralized Mtge Obligation
  Interest Only
  Series 2005-AR8 Cl AX1
   04-25-35     4.50                    11,617,382(e,h)        128,880
IndyMac Index Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2005-AR3 Cl 3A1
   04-25-35     5.32                       224,180(e)          223,163
Master Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2004-5 Cl B1
   07-25-34     4.41                       221,511(e)          217,692
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-2 Cl 4A1
   02-25-19     5.00                       434,890             430,949
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-4 Cl 2A1
   05-25-34     6.00                       258,438             259,764

------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------
ISSUER         COUPON                    PRINCIPAL            VALUE(a)
                RATE                       AMOUNT

MORTGAGE-BACKED (CONT.)
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-7 Cl 8A1
   08-25-19     5.00%                     $245,376            $241,752
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-8 Cl 7A1
   09-25-19     5.00                       342,289             337,223
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2005-3 Cl 1A2
   04-25-35     5.50                       800,000             782,576
Structured Adjustable Rate Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2004-5 Cl B1
   05-25-34     4.60                       199,118(e)          194,254
Structured Asset Securities
  Collateralized Mtge Obligation
  Series 2003-33H Cl 1A1
   10-25-33     5.50                       711,759             697,761
Washington Mutual
  Collateralized Mtge Obligation
  Series 2003-AR10 Cl A7
   10-25-33     4.07                       475,000(e)          461,082
Washington Mutual
  Collateralized Mtge Obligation
  Series 2004-CB2 Cl 6A
   07-25-19     4.50                       184,088             176,671
Washington Mutual
  Collateralized Mtge Obligation
  Series 2005-AR17 Cl A1C1
   12-25-45     4.72                       380,471(e)          380,471
Washington Mutual
  Collateralized Mtge Obligation
  Series 2005-AR8 Cl 2AB1
   07-25-45     4.78                     1,345,622(e)        1,342,875
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-10 Cl A1
   10-25-35     5.00                     2,012,965           1,933,834
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-5 Cl 2A1
   05-25-35     5.50                       803,625             790,064
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-AR1 Cl 1A1
   02-25-35     4.55                       617,748(e)          608,754


See accompanying notes to investments in securities.

------------------------------------------------------------------------------
14   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------
ISSUER         COUPON                    PRINCIPAL            VALUE(a)
                RATE                       AMOUNT

MORTGAGE-BACKED (CONT.)
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-AR16 Cl 6A3
   10-25-35     5.00%                     $475,287(e)         $468,899
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-AR4 Cl B1
   04-25-35     4.57                       149,305(e)          143,969
                                                           -------------
Total                                                       93,437,701
------------------------------------------------------------------------

AUTOMOTIVE (--%)
DaimlerChrysler NA Holding
   11-15-13     6.50                        35,000              36,272
------------------------------------------------------------------------

BANKING (0.7%)
Banknorth Group
  Sr Nts
   05-01-08     3.75                       310,000             301,925
Wachovia Capital Trust III
  Bank Guaranteed
   03-15-36     5.80                       225,000(b)          225,456
Washington Mutual
   09-15-17     5.25                       860,000             825,283
                                                           -------------
Total                                                        1,352,664
------------------------------------------------------------------------

BROKERAGE (0.4%)
Morgan Stanley
   10-15-15     5.38                       800,000             794,082
------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.3%)
Tyco Intl Group
   02-15-11     6.75                       495,000(c)          525,179
------------------------------------------------------------------------

ELECTRIC (0.5%)
Consumers Energy
  1st Mtge
   02-15-17     5.15                       450,000             432,446
PacifiCorp
  1st Mtge
   06-15-35     5.25                       195,000             180,047
PSI Energy
   10-15-35     6.12                       365,000             366,155
                                                           -------------
Total                                                          978,648

------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------
ISSUER         COUPON                    PRINCIPAL            VALUE(a)
                RATE                       AMOUNT

FOOD AND BEVERAGE (1.2%)
Kraft Foods
   06-01-12     6.25%                   $1,290,000(j)       $1,347,997
Kraft Foods
  Sr Unsecured
   11-01-11     5.63                     1,100,000           1,116,181
                                                           -------------
Total                                                        2,464,178
------------------------------------------------------------------------

GAS PIPELINES (--%)
Kinder Morgan Finance
   01-05-16     5.70                       100,000(d)          100,002
------------------------------------------------------------------------

HEALTH CARE (0.5%)
Cardinal Health
   06-15-15     4.00                       922,000             823,014
WellPoint
   01-15-11     5.00                       315,000             312,673
                                                           -------------
Total                                                        1,135,687
------------------------------------------------------------------------

MEDIA CABLE (0.9%)
Comcast
   03-15-11     5.50                     1,885,000           1,887,978
------------------------------------------------------------------------

MEDIA NON CABLE (0.4%)
News America
   12-15-34     6.20                       263,000             256,766
   12-15-35     6.40                       520,000(d)          517,817
                                                           -------------
Total                                                          774,583
------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.3%)
Residential Capital
  Sr Unsecured
   06-30-10     6.38                       680,000             697,047
------------------------------------------------------------------------

PHARMACEUTICALS (0.3%)
Merck & Co
   02-15-13     4.38                       295,000             278,615
   03-01-15     4.75                       295,000             280,679
                                                           -------------
Total                                                          559,294
------------------------------------------------------------------------

PROPERTY & CASUALTY (0.1%)
Marsh & McLennan Companies
  Sr Unsecured
   09-15-15     5.75                       195,000             195,283
------------------------------------------------------------------------

See accompanying notes to investments in securities.

------------------------------------------------------------------------------
15   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------
ISSUER         COUPON                    PRINCIPAL            VALUE(a)
                RATE                       AMOUNT

RETAILERS (0.4%)
CVS
   09-15-09     4.00%                     $175,000            $167,981
   09-15-14     4.88                       450,000             430,579
May Department Stores
   07-15-34     6.70                       205,000             215,497
                                                           -------------
Total                                                          814,057
------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.1%)
ERAC USA Finance
   05-01-15     5.60                        50,000(d)           49,740
   11-15-15     5.90                        65,000(d)           66,085
                                                           -------------
Total                                                          115,825
------------------------------------------------------------------------

WIRELESS (0.9%)
Nextel Communications
  Sr Nts Series F
   03-15-14     5.95                     1,330,000(j)        1,339,437
US Cellular
  Sr Nts
   12-15-33     6.70                       515,000             506,272
                                                           -------------
Total                                                        1,845,709
------------------------------------------------------------------------

WIRELINES (3.1%)
Sprint Capital
   01-30-11     7.63                       530,000             583,085
Telecom Italia Capital
   11-15-33     6.38                       940,000(c)          928,912

------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------
ISSUER         COUPON                    PRINCIPAL            VALUE(a)
                RATE                       AMOUNT

WIRELINES (CONT.)
TELUS
   06-01-11     8.00%                   $1,695,000(c)       $1,893,673
Verizon Pennsylvania
  Series A
   11-15-11     5.65                     2,925,000           2,915,815
                                                           -------------
Total                                                        6,321,485
------------------------------------------------------------------------

TOTAL BONDS
(Cost: $204,053,333)                                      $201,500,332
------------------------------------------------------------------------

------------------------------------------------------------------------
SHORT-TERM SECURITIES (13.4%)
------------------------------------------------------------------------
ISSUER        EFFECTIVE                   AMOUNT              VALUE(a)
                YIELD                   PAYABLE AT
                                         MATURITY

COMMERCIAL PAPER
Dexia Delaware LLC
   02-06-06     4.31%                   $5,900,000          $5,895,761
Falcon Asset Securitization
   02-13-06     4.38                     5,000,000(l)        4,992,109
Goldman Sachs Group
   02-13-06     4.42                     5,000,000           4,992,038
Old Line Funding
   02-13-06     4.43                     5,000,000(l)        4,992,020
Park Granada LLC
   02-21-06     4.42                     5,000,000(l)        4,987,138
Windmill Funding
   02-01-06     4.48                     1,900,000(l)        1,899,764
------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $27,762,218)                                        $27,758,830
------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $231,815,551)(m)                                   $229,259,162
========================================================================


------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Jan. 31, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $20,923,517.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Jan. 31, 2006, the value of foreign securities represented 3.3% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Jan. 31, 2006, the value of these securities amounted to $3,450,373 or 1.7% of net assets.

(e) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Jan. 31, 2006.

------------------------------------------------------------------------------
16   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES (CONTINUED)
------------------------------------------------------------------------

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

     AMBAC  --  Ambac Assurance Corporation
     FGIC   --  Financial Guaranty Insurance Company
     FSA    --  Financial Security Assurance
     MBIA   --  MBIA Insurance Corporation

(h) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Jan. 31, 2006.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Jan. 31, 2006.

(j) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 6 to the financial statements):

     TYPE OF SECURITY                                        NOTIONAL AMOUNT
     -----------------------------------------------------------------------
     SALE CONTRACTS
     U.S. Treasury Note, March 2006, 2-year                    $  400,000
     U.S. Treasury Note, March 2006, 5-year                     2,900,000
     U.S. Treasury Note, March 2006, 10-year                    3,200,000

(k) U.S. Treasury inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(l) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Jan. 31, 2006, the value of these securities amounted to $16,871,031 or 8.1% of net assets.

(m) At Jan. 31, 2006, the cost of securities for federal income tax purposes was approximately $231,816,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $   118,000
     Unrealized depreciation                                     (2,675,000)
     -----------------------------------------------------------------------
     Net unrealized depreciation                                $(2,557,000)
     -----------------------------------------------------------------------

----------------------------------------------------------------------------
HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
----------------------------------------------------------------------------

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling
      1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

------------------------------------------------------------------------------
17   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
RiverSource Limited Duration Bond Fund

JAN. 31, 2006 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)
   (identified cost $231,815,551)                                                                   $229,259,162
Foreign currency holdings (identified cost $143,008) (Note 1)                                            144,296
Capital shares receivable                                                                                104,328
Accrued interest receivable                                                                            1,237,211
Receivable for investment securities sold                                                              2,519,404
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                              1,690
-----------------------------------------------------------------------------------------------------------------
Total assets                                                                                         233,266,091
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------
Disbursements in excess of cash on demand deposit                                                         94,639
Dividends payable to shareholders                                                                        116,479
Capital shares payable                                                                                    58,968
Payable for investment securities purchased                                                            4,863,928
Payable for securities purchased on a forward-commitment basis (Note 1)                               20,923,517
Unrealized depreciation on swap transactions, at value (Note 7)                                           16,882
Accrued investment management services fee                                                                 3,062
Accrued distribution fee                                                                                   1,211
Accrued transfer agency fee                                                                                  346
Accrued administrative services fee                                                                          397
Other accrued expenses                                                                                    79,227
-----------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                     26,158,656
-----------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                  $207,107,435
=================================================================================================================
-----------------------------------------------------------------------------------------------------------------
REPRESENTED BY
-----------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                                            $    214,076
Additional paid-in capital                                                                           210,076,448
Excess of distributions over net investment income                                                        (3,161)
Accumulated net realized gain (loss) (Note 9)                                                           (622,109)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies
   (Notes 5 and 7)                                                                                    (2,557,819)
-----------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                            $207,107,435
=================================================================================================================
Net assets applicable to outstanding shares:              Class A                                   $ 80,489,551
                                                          Class B                                   $ 22,485,123
                                                          Class C                                   $  1,416,881
                                                          Class I                                   $102,655,666
                                                          Class Y                                   $     60,214
Net asset value per share of outstanding capital stock:   Class A shares           8,320,496        $       9.67
                                                          Class B shares           2,324,027        $       9.68
                                                          Class C shares             146,501        $       9.67
                                                          Class I shares          10,610,365        $       9.68
                                                          Class Y shares               6,225        $       9.67
-----------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.

------------------------------------------------------------------------------
18   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS
RiverSource Limited Duration Bond Fund

SIX MONTHS ENDED JAN. 31, 2006 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------
Income:
Interest                                                                                             $ 4,283,423
-----------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                                       518,868
Distribution fee
   Class A                                                                                               103,963
   Class B                                                                                               119,249
   Class C                                                                                                 8,064
Transfer agency fee                                                                                       70,948
Incremental transfer agency fee
   Class A                                                                                                 5,076
   Class B                                                                                                 2,969
   Class C                                                                                                   189
Service fee -- Class Y                                                                                        30
Administrative services fees and expenses                                                                 62,564
Compensation of board members                                                                              4,934
Custodian fees                                                                                            38,500
Printing and postage                                                                                      24,170
Registration fees                                                                                         29,978
Audit fees                                                                                                10,000
Other                                                                                                      7,250
-----------------------------------------------------------------------------------------------------------------
Total expenses                                                                                         1,006,752
   Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)                     (158,950)
-----------------------------------------------------------------------------------------------------------------
                                                                                                         847,802
   Earnings credits on cash balances (Note 2)                                                             (4,418)
-----------------------------------------------------------------------------------------------------------------
Total net expenses                                                                                       843,384
-----------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                                        3,440,039
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
-----------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                       (839,359)
   Foreign currency transactions                                                                          (2,172)
   Futures contracts                                                                                     440,212
   Swap transactions                                                                                       1,459
-----------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                                 (399,860)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                 (1,416,661)
-----------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                                 (1,816,521)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                      $ 1,623,518
=================================================================================================================
See accompanying notes to financial statements.

------------------------------------------------------------------------------
19   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS
RiverSource Limited Duration Bond Fund

                                                                                        JAN. 31, 2006     JULY 31, 2005
                                                                                       SIX MONTHS ENDED     YEAR ENDED
                                                                                          (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                          $  3,440,039    $    5,162,053
Net realized gain (loss) on investments                                                      (399,860)        1,044,961
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                      (1,416,661)         (538,373)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                             1,623,518         5,668,641
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                              (1,511,695)       (2,999,550)
      Class B                                                                                (343,005)         (527,474)
      Class C                                                                                 (23,202)          (42,611)
      Class I                                                                              (1,645,452)       (1,724,384)
      Class Y                                                                                  (1,162)           (1,008)
   Net realized gain
      Class A                                                                                (149,908)               --
      Class B                                                                                 (42,425)               --
      Class C                                                                                  (2,742)               --
      Class I                                                                                (162,357)               --
      Class Y                                                                                    (111)               --
------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                        (3,882,059)       (5,295,027)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
------------------------------------------------------------------------------------------------------------------------
Proceeds from sales
   Class A shares (Note 2)                                                                 22,438,764        48,673,854
   Class B shares                                                                           4,617,055        14,092,931
   Class C shares                                                                             161,710           392,653
   Class I shares                                                                          32,326,619        57,153,673
   Class Y shares                                                                                  --            49,520
Reinvestment of distributions at net asset value
   Class A shares                                                                           1,470,793         1,889,769
   Class B shares                                                                             348,579           497,096
   Class C shares                                                                              22,768            38,796
   Class I shares                                                                           1,753,738         1,725,758
   Class Y shares                                                                               1,042               694
Payments for redemptions
   Class A shares                                                                         (25,848,109)      (70,970,856)
   Class B shares (Note 2)                                                                 (7,224,664)      (11,084,539)
   Class C shares (Note 2)                                                                   (360,004)         (923,780)
   Class I shares                                                                            (488,345)      (16,125,668)
   Class Y shares                                                                                  --            (5,161)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                          29,219,946        25,404,740
------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                    26,961,405        25,778,354
Net assets at beginning of period                                                         180,146,030       154,367,676
------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                              $207,107,435      $180,146,030
========================================================================================================================
Undistributed (excess of distributions over) net investment income                       $     (3,161)     $     81,316
------------------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.

------------------------------------------------------------------------------
20   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RiverSource Limited Duration Bond Fund (formerly AXP Limited Duration Bond
Fund)

(Unaudited as to Jan. 31, 2006)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Discovery Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Discovery Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in securities like those included in the Lehman Brothers Intermediate Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o  Class B shares may be subject to a contingent deferred sales charge
   (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Jan. 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial), IDS Life Insurance Company and the RiverSource Portfolio Builder Funds owned 100% of Class I shares, which represents 49.57% of the Fund's net assets.

At Jan. 31, 2006, Ameriprise Financial, IDS Life Insurance Company and the RiverSource Portfolio Builder Funds owned approximately 50% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

------------------------------------------------------------------------------
21   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the Board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Jan. 31, 2006, the Fund has entered into outstanding when-issued securities of $19,618,025 and other forward-commitments of $1,305,492.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

------------------------------------------------------------------------------
22   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Jan. 31, 2006, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

FORWARD SALE COMMITMENTS
The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

------------------------------------------------------------------------------
23   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities." At Jan. 31, 2006, the Fund had no outstanding forward sale commitments.

TOTAL RETURN SWAP TRANSACTIONS
The Fund may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Fund.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

------------------------------------------------------------------------------
24   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES
Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.54% to 0.415% annually as the Fund's assets increase. On Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement. Effective March 1, 2006, the management fee percentage of the Fund's average daily net assets will decline from 0.48% to 0.29% annually as the Fund's assets increase.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.05% to 0.025% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o Class A $20.50

o Class B $21.50

o Class C $21.00

o Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

------------------------------------------------------------------------------
25   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $106,294 for Class A, $17,309 for Class B and $43 for Class C for the six months ended Jan. 31, 2006.

For the six months ended Jan. 31, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 0.91% for Class A, 1.67% for Class B, 1.68% for Class C, 0.62% for Class I and 0.75% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $42,885, $12,622, $792 and $29, respectively, and the management fees waived at the Fund level were $102,622. Under this agreement, which was effective until Feb. 28, 2006, net expenses would not exceed 0.89% for Class A, 1.65% for Class B, 1.66% for Class C, 0.59% for Class I and 0.73% for Class Y of the Fund's average daily net assets. Effective as of March 1, 2006, the Investment Manager and it affiliates have agreed to waive certain fees and expenses until July 31, 2006, unless sooner terminated at the discretion of the Board, such that net expenses will not exceed 0.89% for Class A, 1.65% for Class B, 1.66% for Class C, 0.54% for Class I and 0.73% for Class Y of the Fund's average daily net assets.

During the six months ended Jan. 31, 2006, the Fund's custodian and transfer agency fees were reduced by $4,418 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $297,255,963 and $264,713,779, respectively, for the six months ended Jan. 31, 2006. Realized gains and losses are determined on an identified cost basis.

------------------------------------------------------------------------------
26   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                                         SIX MONTHS ENDED JAN. 31, 2006
                                            CLASS A      CLASS B    CLASS C    CLASS I      CLASS Y
----------------------------------------------------------------------------------------------------
Sold                                       2,304,152     474,190     16,586   3,326,038          --
Issued for reinvested distributions          151,420      35,888      2,345     180,602         107
Redeemed                                  (2,652,077)   (741,356)   (37,086)    (50,296)         --
----------------------------------------------------------------------------------------------------
Net increase (decrease)                     (196,505)   (231,278)   (18,155)  3,456,344         107
----------------------------------------------------------------------------------------------------

                                                           YEAR ENDED JULY 31, 2005
                                            CLASS A     CLASS B     CLASS C    CLASS I      CLASS Y
----------------------------------------------------------------------------------------------------
Sold                                       4,938,847   1,430,046     39,848   5,800,060       5,053
Issued for reinvested distributions          191,795      50,440      3,937     175,184          71
Redeemed                                  (7,204,969) (1,124,797)   (93,901) (1,638,112)       (521)
----------------------------------------------------------------------------------------------------
Net increase (decrease)                   (2,074,327)    355,689    (50,116)  4,337,132       4,603
----------------------------------------------------------------------------------------------------

5. FORWARD FOREIGN CURRENCY CONTRACTS
At Jan. 31, 2006, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts are included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

EXCHANGE DATE                   CURRENCY TO               CURRENCY TO         UNREALIZED       UNREALIZED
                               BE DELIVERED               BE RECEIVED        APPRECIATION     DEPRECIATION
------------------------------------------------------------------------------------------------------------
Feb. 3, 2006                        250,171                   141,125           $  861            $--

                                U.S. Dollar             British Pound

Feb. 3, 2006                        304,486                   251,267              829             --

                                U.S. Dollar    European Monetary Unit
------------------------------------------------------------------------------------------------------------
Total                                                                           $1,690            $--
------------------------------------------------------------------------------------------------------------

6. INTEREST RATE FUTURES CONTRACTS
At Jan. 31, 2006, investments in securities included securities valued at $135,199 that were pledged as collateral to cover initial margin deposits on 63 open sale contracts. The notional market value of the open sale contracts at Jan. 31, 2006 was $6,945,985 with a net unrealized gain of $12,316. See "Summary of significant accounting policies" and "Notes to investments in securities."

------------------------------------------------------------------------------
27   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

7. SWAP CONTRACTS
At Jan. 31, 2006, the Fund had the following open total return swap contracts:

                                                                                          UNREALIZED
                                                            TERMINATION    NOTIONAL      APPRECIATION
                                                                DATE       PRINCIPAL    (DEPRECIATION)
-------------------------------------------------------------------------------------------------------
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.35%.
Counterparty: Citigroup                                       02/01/06     $1,400,000    $  (9,497)


Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.25%.
Counterparty: Citigroup                                       05/01/06      1,075,000       (7,385)
-------------------------------------------------------------------------------------------------------
Total                                                                                     $(16,882)
-------------------------------------------------------------------------------------------------------

8. BANK BORROWINGS
The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2006.

9. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund had a capital loss carry-over of $34,483 at July 31, 2005, that if not offset by capital gains will expire in 2014. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

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28   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS
In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal or arbitration proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal or arbitration proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

------------------------------------------------------------------------------
29   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

11. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

CLASS A
-----------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                                2006(h)     2005      2004       2003(b)
Net asset value, beginning of period                                       $9.79       $9.76     $9.65      $9.96
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                 .17         .29       .22        .01
Net gains (losses) (both realized and unrealized)                           (.10)        .04       .11       (.31)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             .07         .33       .33       (.30)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                        (.17)       (.30)     (.22)      (.01)
Distributions from realized gains                                           (.02)         --        --         --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.19)         --        --       (.01)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $9.67       $9.79     $9.76      $9.65
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                      $80         $83      $103        $55
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                        .91%(e)     .94%      .96%       .96%(e)
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets          3.54%(e)    2.89%     2.31%      1.39%(e)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                   149%        316%      317%        36%
-----------------------------------------------------------------------------------------------------------------------
Total return(f)                                                             .81%(g)    3.35%     3.46%     (2.94%)(g)
-----------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.12% for the six months ended Jan. 31, 2006 and 1.05%, 1.03% and 2.40% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended Jan. 31, 2006 (Unaudited).

------------------------------------------------------------------------------
30   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

CLASS B
-----------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                                2006(h)     2005      2004       2003(b)
Net asset value, beginning of period                                       $9.79       $9.76     $9.66      $9.96
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                 .14         .21       .15        .01
Net gains (losses) (both realized and unrealized)                           (.09)        .04       .10       (.30)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             .05         .25       .25       (.29)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                        (.14)       (.22)     (.15)      (.01)
Distributions from realized gains                                           (.02)         --        --         --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.16)         --        --       (.01)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $9.68       $9.79     $9.76      $9.66
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                      $22         $25       $21         $6
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                       1.67%(e)    1.70%     1.71%      1.74%(e)
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets          2.78%(e)    2.17%     1.57%      1.02%(e)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                   149%        316%      317%        36%
-----------------------------------------------------------------------------------------------------------------------
Total return(f)                                                             .53%(g)    2.56%     2.58%     (2.91%)(g)
-----------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.88% for the six months ended Jan. 31, 2006 and 1.82%, 1.78% and 3.16% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended Jan. 31, 2006 (Unaudited).

------------------------------------------------------------------------------
31   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

CLASS C
-----------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                                2006(h)     2005      2004       2003(b)
Net asset value, beginning of period                                       $9.79       $9.75     $9.65      $9.96
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                 .14         .21       .15        .01
Net gains (losses) (both realized and unrealized)                           (.10)        .05       .10       (.31)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             .04         .26       .25       (.30)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                        (.14)       (.22)     (.15)      (.01)
Distributions from realized gains                                           (.02)         --        --         --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.16)         --        --       (.01)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $9.67       $9.79     $9.75      $9.65
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                       $1          $2        $2         $1
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                       1.68%(e)    1.70%     1.72%      1.72%(e)
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets          2.78%(e)    2.14%     1.56%       .85%(e)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                   149%        316%      317%        36%
-----------------------------------------------------------------------------------------------------------------------
Total return(f)                                                             .42%(g)    2.67%     2.58%     (3.02%)(g)
-----------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.88% for the six months ended Jan. 31, 2006 and 1.81%, 1.79% and 3.16% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended Jan. 31, 2006 (Unaudited).

------------------------------------------------------------------------------
32   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

CLASS I
-----------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                                2006(h)     2005      2004(b)
Net asset value, beginning of period                                       $9.79       $9.76     $9.90
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                 .19         .32       .11
Net gains (losses) (both realized and unrealized)                           (.09)        .03      (.14)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                                             .10         .35      (.03)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                        (.19)       (.32)     (.11)
Distributions from realized gains                                           (.02)         --        --
-----------------------------------------------------------------------------------------------------------
Total distributions                                                         (.21)         --        --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $9.68       $9.79     $9.76
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                     $103         $70       $27
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                        .62%(e)     .68%      .64%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets          3.86%(e)    3.27%     2.83%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                   149%        316%      317%
-----------------------------------------------------------------------------------------------------------
Total return(f)                                                            1.06%(g)    3.62%     (.36%)(g)
-----------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 0.72% for the six months ended Jan. 31, 2006 and 0.73% and 0.71% for the periods ended July 31, 2005 and 2004, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended Jan. 31, 2006 (Unaudited).

------------------------------------------------------------------------------
33   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

CLASS Y
-----------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------
Fiscal period ended July 31,                                                2006(h)     2005      2004       2003(b)
Net asset value, beginning of period                                       $9.79       $9.75     $9.65      $9.96
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                 .18         .30       .24        .01
Net gains (losses) (both realized and unrealized)                           (.10)        .05       .10       (.30)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             .08         .35       .34       (.29)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                        (.18)       (.31)     (.24)      (.02)
Distributions from realized gains                                           (.02)         --        --         --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.20)         --        --       (.02)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $9.67       $9.79     $9.75      $9.65
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                    $--           $--       $--        $--
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                        .75%(e)     .77%      .80%       .81%(e)
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets          3.71%(e)    3.22%     2.44%      1.55%(e)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                   149%        316%      317%        36%
-----------------------------------------------------------------------------------------------------------------------
Total return(f)                                                             .89%(g)    3.62%     3.53%     (2.92%)(g)
-----------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 0.95% for the six months ended Jan. 31, 2006 and 0.95%, 0.87% and 2.24% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.

(h)   Six months ended Jan. 31, 2006 (Unaudited).

------------------------------------------------------------------------------
34   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Jan. 31, 2006.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------------------------------------------------------------------------------
35   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT


                                                    BEGINNING          ENDING         EXPENSES
                                                  ACCOUNT VALUE    ACCOUNT VALUE    PAID DURING    ANNUALIZED
                                                   AUG. 1, 2005    JAN. 31, 2006    THE PERIOD(a) EXPENSE RATIO


Class A
     Actual(b)                                        $1,000         $1,008.10         $4.66(c)        .91%
     Hypothetical (5% return before expenses)         $1,000         $1,020.84         $4.69(c)        .91%
Class B
     Actual(b)                                        $1,000         $1,005.30         $8.53(c)       1.67%
     Hypothetical (5% return before expenses)         $1,000         $1,016.97         $8.58(c)       1.67%
Class C
     Actual(b)                                        $1,000         $1,004.20         $8.58(c)       1.68%
     Hypothetical (5% return before expenses)         $1,000         $1,016.92         $8.63(c)       1.68%
Class I
     Actual(b)                                        $1,000         $1,010.60         $3.18(c)        .62%
     Hypothetical (5% return before expenses)         $1,000         $1,022.32         $3.19(c)        .62%
Class Y
     Actual(b)                                        $1,000         $1,008.90         $3.84(c)        .75%
     Hypothetical (5% return before expenses)         $1,000         $1,021.66         $3.86(c)        .75%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended Jan. 31, 2006:
      +0.81% for Class A, +0.53% for Class B, +0.42% for Class C, +1.06% for Class I and +0.89% for Class Y.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved to change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. Effective as of March 1, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until July 31, 2006, unless sooner terminated at the discretion of the Board, such that net expenses will not exceed 0.89% for Class A; 1.65% for Class B; 1.66% for Class C; 0.54% for Class I and 0.73% for Class Y of the Fund's average daily net assets. In addition, on Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement. If the revised fee schedules under the Administrative Services Agreement, the Investment Manager Services Agreement and the cap/fee waiver agreement had been in place for the entire six-month period ended Jan. 31, 2006, the actual expenses paid would have been $4.55 for Class A, $8.43 for Class B, $8.48 for Class C, $2.77 for Class I and $3.74 for Class Y; the hypothetical expenses paid would have been $4.58 for Class A, $8.48 for Class B, $8.53 for Class C, $2.78 for Class I and $3.74 for Class Y.

------------------------------------------------------------------------------
36   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly, American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND
This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds,

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37   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT
the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express
Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). At a meeting of the Fund's shareholders held on Feb. 15, 2006, shareholders approved the New IMS Agreement. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT
In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

Nature, Extent and Quality of Services to be Provided by Post-Spin Ameriprise Financial (and Its Subsidiaries)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and
(iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

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38   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

Investment Performance

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance since its inception, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance in 2004 exceeded the median.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

Cost of Services Provided

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees and that advisory fees under the New IMS Agreement would decrease. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

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39   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

Economies of Scale

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

Other Considerations

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint), as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

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40   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling (800) 862-7919; by looking at the website www.riversource.com/funds; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/funds; or by searching the website of the SEC at www.sec.gov.

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41   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT


RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE LIMITED DURATION BOND FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

1.  ELECTION OF BOARD MEMBERS

    KATHLEEN BLATZ
    Affirmative                                              162,861,399.77
    Withhold                                                   3,546,458.48
    Abstain                                                            0.00
    TOTAL                                                    166,407,858.25

    ARNE H. CARLSON
    Affirmative                                              162,528,386.85
    Withhold                                                   3,879,471.40
    Abstain                                                            0.00
    TOTAL                                                    166,407,858.25

    PATRICIA M. FLYNN
    Affirmative                                              162,998,712.34
    Withhold                                                   3,409,145.91
    Abstain                                                            0.00
    TOTAL                                                    166,407,858.25

    ANNE P. JONES
    Affirmative                                              162,863,651.42
    Withhold                                                   3,544,206.83
    Abstain                                                            0.00
    TOTAL                                                    166,407,858.25

    JEFFREY LAIKIND
    Affirmative                                              162,678,115.14
    Withhold                                                   3,729,743.11
    Abstain                                                            0.00
    TOTAL                                                    166,407,858.25

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42   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

    STEPHEN R. LEWIS, JR.
    Affirmative                                              162,771,568.29
    Withhold                                                   3,636,289.96
    Abstain                                                            0.00
    TOTAL                                                    166,407,858.25

    CATHERINE JAMES PAGLIA
    Affirmative                                              162,998,712.34
    Withhold                                                   3,409,145.91
    Abstain                                                            0.00
    TOTAL                                                    166,407,858.25

    VIKKI L. PRYOR
    Affirmative                                              162,735,000.33
    Withhold                                                   3,672,857.92
    Abstain                                                            0.00
    TOTAL                                                    166,407,858.25

    ALAN K. SIMPSON
    Affirmative                                              162,290,146.53
    Withhold                                                   4,117,711.72
    Abstain                                                            0.00
    TOTAL                                                    166,407,858.25

    ALISON TAUNTON-RIGBY
    Affirmative                                              162,803,347.71
    Withhold                                                   3,604,510.54
    Abstain                                                            0.00
    TOTAL                                                    166,407,858.25

    WILLIAM F. TRUSCOTT
    Affirmative                                              162,857,567.54
    Withhold                                                   3,550,290.71
    Abstain                                                            0.00
    TOTAL                                                    166,407,858.25

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43   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

2. AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

    Affirmative                                              161,506,005.24
    Against                                                    2,939,809.83
    Abstain                                                    1,962,043.18
    Broker Non-votes                                                   0.00
    TOTAL                                                    166,407,858.25

3. APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

    Affirmative                                              162,867,619.41
    Against                                                    1,235,775.21
    Abstain                                                    2,304,463.63
    Broker Non-votes                                                   0.00
    TOTAL                                                    166,407,858.25

4.  APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

    A. DIVERSIFICATION
    Affirmative                                              160,860,647.10
    Against                                                    2,876,143.51
    Abstain                                                    2,671,067.64
    Broker Non-votes                                                   0.00
    TOTAL                                                    166,407,858.25

    B. LENDING
    Affirmative                                              159,435,028.16
    Against                                                    4,188,650.54
    Abstain                                                    2,784,179.55
    Broker Non-votes                                                   0.00
    TOTAL                                                    166,407,858.25

    C. BORROWING
    Affirmative                                              160,674,294.60
    Against                                                    3,198,198.48
    Abstain                                                    2,535,365.17
    Broker Non-votes                                                   0.00
    TOTAL                                                    166,407,858.25

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47   --   RIVERSOURCE LIMITED DURATION BOND FUND   --   2006 SEMIANNUAL REPORT

[RIVERSOURCE INVESTMENTS LOGO]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc. ~

2. AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

     Affirmative                                      177,067,891.84

     Against                                            3,954,145.04

     Abstain                                            2,553,607.72

     Broker Non-votes                                          19.82

     TOTAL                                            183,575,664.42



3. APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

     Affirmative                                      177,102,394.33

     Against                                            3,679,793.62

     Abstain                                            2,793,456.65

     Broker Non-votes                                          19.82

     TOTAL                                            183,575,664.42



4.   APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

     A. LENDING

     Affirmative                                      174,539,807.17

     Against                                            5,265,722.72

     Abstain                                            3,770,114.71

     Broker Non-votes                                          19.82

     TOTAL                                            183,575,664.42

     B. BORROWING

     Affirmative                                      175,173,958.24

     Against                                            4,791,867.53

     Abstain                                            3,609,818.83

     Broker Non-votes                                          19.82

     TOTAL                                            183,575,664.42



------------------------------------------------------------------------
33 * RIVERSOURCE INFLATION PROTECTED SECURITIES FUND *
     2006 SEMIANNUAL REPORT

[RIVERSOURCE INVESTMENTS LOGO]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474



This report must be accompanied or preceded by the Fund's current prospectus.
RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.   Submission of matters to a vote of security holders. Not applicable.

Item 11.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Discovery Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          April 3, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          April 3, 2006


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          April 3, 2006